    As filed with the Securities and Exchange Commission on April 28, 1999

                                                     REGISTRATION NO. 333-05037
                                                                      811-04440

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                                   FORM N-4
                          POST-EFFECTIVE AMENDMENT NO. 3
                                      TO
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  /X/
                                      AND
                              AMENDMENT NO. 12 TO
                  REGISTRATION STATEMENT UNDER THE INVESTMENT
                              COMPANY ACT OF 1940                            /X/


                       SUN LIFE (N.Y.) VARIABLE ACCOUNT C
                           (EXACT NAME OF REGISTRANT)

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
                              (NAME OF DEPOSITOR)

                                80 BROAD STREET
                            NEW YORK, NEW YORK 10004
              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                  DEPOSITOR'S TELEPHONE NUMBER: (212) 943-3855

           EDWARD M. SHEA, ASSISTANT VICE PRESIDENT AND SENIOR COUNSEL
                C/O SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                        RETIREMENT PRODUCTS AND SERVICES
                                 ONE COPLEY PLACE
                           BOSTON, MASSACHUSETTS 02116
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                          COPIES OF COMMUNICATIONS TO:
                              DAVID N. BROWN, ESQ.
                              COVINGTON & BURLING
                         1201 PENNSYLVANIA AVENUE, N.W.
                                 P.O. BOX 7566
                             WASHINGTON, D.C. 20044

                              -------------------


/X/ It is proposed that this filing will become effective on May 1, 1999 pursuant to paragraph (b) of Rule 485.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS


     Attached hereto and made a part hereof is the Prospectus dated May 1, 1999.

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK


                                                                     MAY 1, 1999

                                    PROFILE


                                REGATTA GOLD--NY
                               VARIABLE AND FIXED
                                    ANNUITY


      THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. THE CONTRACT IS MORE FULLY DESCRIBED IN THE FULL PROSPECTUS WHICH ACCOMPANIES THIS PROFILE. PLEASE READ THE PROSPECTUS CAREFULLY.


      1. THE REGATTA GOLD--NY ANNUITY



      The Regatta Gold--NY Annuity is a flexible payment deferred annuity contract ("Contract") designed for use in connection with retirement and deferred compensation plans, some of which may qualify for favorable federal income tax treatment. The Contract is intended to help you achieve your retirement savings or other long-term investment goals.


      The Contract has two phases: an Accumulation Phase and an Income Phase. During the Accumulation Phase you make payments into the Contract; any investment earnings under your Contract accumulate on a tax-deferred basis and are taxed as income only when withdrawn. During the Income Phase, we make annuity payments in amounts determined in part by the amount of money you have accumulated under your Contract during the Accumulation Phase. You choose when the Income Phase begins.

      You may choose among 25 variable investment options and a range of fixed interest options. For a variable investment return you choose one or more Sub-Accounts in our Variable Account, each of which invests in shares of a corresponding series of the MFS/Sun Life Series Trust (collectively, the "Series") listed in Section 4. The value of any portion of your Contract allocated to the Sub-Accounts will fluctuate up or down depending on the performance of the Series you select, and you may experience losses. For a fixed interest rate, you may choose one or more Guarantee Periods offered in our Fixed Account, each of which earns its own Guaranteed Interest Rate if you keep your money in that Guarantee Period for the specified length of time.

      The Contract is designed to meet your need for investment flexibility. At any time you may have amounts allocated among up to 18 of the available variable and fixed options. Until we begin making annuity payments under your Contract, you can, subject to certain limitations, transfer money between options up to 12 times each year without a transfer charge or adverse tax consequences.

      2. ANNUITY PAYMENTS (THE INCOME PHASE)

      Just as you can elect to have your Contract value accumulate on either a variable or fixed basis, or a combination of both, you can elect to receive annuity payments on either a variable or fixed basis or both. If you choose to have any part of your annuity payments come from the Sub-Accounts, the dollar amount of your annuity payments may fluctuate.

      The Contract offers a variety of annuity options. You can select from among the following methods of receiving either variable or fixed annuity payments under your Contract: (1) monthly payments continuing for your lifetime (assuming you are the annuitant); (2) monthly payments for your lifetime, but with payments continuing to your chosen beneficiary for 5, 10, 15 or 20 years if you die before the end of the period you have selected; (3) monthly payments for your lifetime and the life of another person (usually your spouse) you have chosen; and (4) monthly payments for a specified number of years (between 5 and 30), with a cash-out option for variable payments. You can also select a fixed payment option where we will hold the amount applied to provide fixed annuity payments, with interest accrued at the rate we determine from time to time, which will be at least 3% per year. We may also agree to other annuity options in our discretion.

      Once the Income Phase begins, you cannot change your choice of annuity payment method.

      3. PURCHASING A CONTRACT

      You may purchase a Contract for $5,000 or more, under most circumstances. You may increase the value of your investment by adding $1,000 or more at any time during the Accumulation Phase. We will not accept a Purchase Payment if your Account Value is over $1 million, or if the Purchase

Payment would cause your Account Value to exceed $1 million, unless we have approved the Payment in advance.

      4. ALLOCATION OPTIONS

      You can allocate your money among Sub-Accounts investing in the following Series of the MFS/ Sun Life Series Trust:


Bond Series                           Managed Sectors Series
Capital Appreciation Series           Massachusetts Investors Growth Stock Series
Capital Opportunities Series          Massachusetts Investors Trust Series
Emerging Growth Series                MFS/Foreign & Colonial Emerging Markets Equity Series
Equity Income Series                  Money Market Series
Global Asset Allocation Series        New Discovery Series
Global Governments Series             Research Series
Global Growth Series                  Research Growth and Income Series
Global Total Return Series            Research International Series
Government Securities Series          Strategic Income Series
High Yield Series                     Total Return Series
International Growth Series           Utilities Series
International Growth and Income
Series



      Market conditions will determine the value of an investment in any Series. Each Series is described in the Prospectus of the MFS/Sun Life Series Trust.


      In addition to these variable options, you may also allocate your money to one or more of the Guarantee Periods we make available. For each Guarantee Period, we offer a Guaranteed Interest Rate for the specified length of time.

      5. EXPENSES

      The charges under the Contracts are as follows:


      During the Accumulation Phase, we impose an annual Account Fee of $30. During the Income Phase, the annual Account Fee is $30 which we deduct from variable annuity payments. We also deduct insurance charges (which include an administrative expense charge) equal to 1.40% per year of the average daily value of the Contract allocated among the Sub-Accounts.



      There are no sales charges when you purchase your Regatta Gold--NY Annuity. However, if you withdraw money from your Contract, we will, with certain exceptions, impose a withdrawal charge. Your Contract allows a "free withdrawal amount," which you may withdraw before you incur the withdrawal charge. The rest of your withdrawal is subject to a withdrawal charge equal to a percentage of each purchase payment you withdraw and is determined in accordance with the table below. The percentage varies according to the number of Contract years the purchase payment has been held in your account, including the year in which you made the payment, but not the year in which you withdraw it.


    NUMBER OF
YEARS IN ACCOUNT      WITHDRAWAL CHARGE
-----------------  -----------------------
            0-1                  6%
            2-3                  5%
            4-5                  4%
              6                  3%
      7 or more                  0%

      If you withdraw, transfer, or annuitize money allocated to a Guarantee Period more than 30 days before the expiration date of the Guarantee Period, the amount will be subject to a Market Value Adjustment. This adjustment reflects the relationship between our current Guaranteed Interest Rates and the Guaranteed Interest Rate applicable to the amount being withdrawn. Generally, if your Guaranteed Interest Rate is lower than the relevant current rate, then the adjustment will decrease your Contract value. Conversely, if your Guaranteed Interest Rate is higher than the relevant current rate, the adjustment will increase your Contract value. The Market Value Adjustment will not apply to the withdrawal of interest credited during the current year, or to transfers as part of our dollar cost averaging program.


      In addition to the charges we impose under the Contract, there are charges (which include management fees and operating expenses) imposed by each Series, which range from 0.56% to 1.55% of the average net assets of the Series, depending upon which Series you have selected. The investment adviser has agreed to waive or reimburse a portion of expenses for some of the Series; without this agreement, Series expenses could be higher. Some of these arrangements may be terminated after one year, or earlier if the Series Funds' Board of Trustees agrees.



      The following chart is designed to help you understand the expenses you will incur under your Contract, if you invest in one or more of the Sub-Accounts. The column "Total Annual Expenses" shows the sum of the "Total Annual Insurance Charges," as defined just above the chart, and the total expenses (net of any applicable fee waiver and/or expense reimbursement) for each Series. The next two columns show two examples of the expenses, in dollars, you would pay under a Contract. The examples assume that you invested $1,000 in a Contract which earns 5% annually and that you withdraw your money (1) at the end of one year or (2) at the end of 10 years. For the first year, the Total Annual Expenses are deducted, as well as withdrawal charges. For year 10, the example shows the aggregate of all of the annual expenses deducted for the 10 years, but there is no withdrawal charge.



      "Total Annual Insurance Charges" include the insurance charges of 1.40%, plus an additional 0.10%, which is used to represent the $30 annual Account Fee based on an assumed Contract value of $30,000. The actual impact of the Account Fee may be greater or less than 0.10%, depending upon the value of your Contract.



                                                                                                   EXAMPLES:
                                                     TOTAL ANNUAL    TOTAL ANNUAL    TOTAL      TOTAL EXPENSES
                                                       INSURANCE        SERIES       ANNUAL         AT END
SUB-ACCOUNT                                             CHARGES        EXPENSES     EXPENSES   1 YEAR   10 YEARS
--------------------------------------------------  ---------------  -------------  --------   ------   --------
Bond Series                                              1.50%
                                                    (1.40% + 0.10%)       1.03%       2.53%     $81       $287
Capital Appreciation Series                              1.50%
                                                    (1.40% + 0.10%)       0.77%       2.27%     $79       $261
Capital Opportunities Series                             1.50%
                                                    (1.40% + 0.10%)       0.86%       2.36%     $79       $270
Emerging Growth Series                                   1.50%
                                                    (1.40% + 0.10%)       0.78%       2.28%     $79       $262
Equity Income Series                                     1.50%
                                                    (1.40% + 0.10%)       1.03%       2.53%     $81       $287
Global Asset Allocation Series                           1.50%
                                                    (1.40% + 0.10%)       0.90%       2.40%     $80       $274
Global Governments Series                                1.50%
                                                    (1.40% + 0.10%)       0.88%       2.38%     $80       $272
Global Growth Series                                     1.50%
                                                    (1.40% + 0.10%)       1.01%       2.51%     $81       $285
Global Total Return Series                               1.50%
                                                    (1.40% + 0.10%)       0.93%       2.43%     $80       $277
Government Securities Series                             1.50%
                                                    (1.40% + 0.10%)       0.62%       2.12%     $77       $245
High Yield Series                                        1.50%
                                                    (1.40% + 0.10%)       0.82%       2.32%     $79       $266
International Growth Series                              1.50%
                                                    (1.40% + 0.10%)       1.32%       2.82%     $84       $315
International Growth and Income Series                   1.50%
                                                    (1.40% + 0.10%)       1.16%       2.66%     $82       $299
Managed Sectors Series                                   1.50%
                                                    (1.40% + 0.10%)       0.80%       2.30%     $79       $264
Massachusetts Investors Growth Stock Series              1.50%
                                                    (1.40% + 0.10%)       0.97%       2.47%     $81       $281
Massachusetts Investors Trust Series                     1.50%
                                                    (1.40% + 0.10%)       0.59%       2.09%     $77       $242

MFS/Foreign & Colonial Emerging Markets Equity           1.50%
 Series                                             (1.40% + 0.10%)       1.50%       3.00%     $86       $332

                                                                                                   EXAMPLES:
                                                     TOTAL ANNUAL    TOTAL ANNUAL    TOTAL      TOTAL EXPENSES
                                                       INSURANCE        SERIES       ANNUAL         AT END
SUB-ACCOUNT                                             CHARGES        EXPENSES     EXPENSES   1 YEAR   10 YEARS
--------------------------------------------------  ---------------  -------------  --------   ------   --------
Money Market Series                                      1.50%
                                                    (1.40% + 0.10%)       0.56%       2.06%     $77       $239
New Discovery Series                                     1.50%
                                                    (1.40% + 0.10%)       1.28%       2.78%     $83       $311
Research Series                                          1.50%
                                                    (1.40% + 0.10%)       0.76%       2.26%     $79       $260
Research Growth and Income Series                        1.50%
                                                    (1.40% + 0.10%)       0.95%       2.45%     $80       $279
Research International Series                            1.50%
                                                    (1.40% + 0.10%)       1.55%       3.05%     $86       $336
Strategic Income Series                                  1.50%
                                                    (1.40% + 0.10%)       1.29%       2.79%     $84       $312
Total Return Series                                      1.50%
                                                    (1.40% + 0.10%)       0.70%       2.20%     $78       $253
Utilities Series                                         1.50%
                                                    (1.40% + 0.10%)       0.86%       2.36%     $79       $270


      For more detailed information about Contract fees and expenses, please refer to the fee table and discussion of Contract charges contained in the full Prospectus which accompanies this Profile.

      6. TAXES


      Your earnings are not taxed until you take them out of your Contract. If you take money out, earnings come out first and are taxed as income. If your Contract is funded with pre-tax or tax deductible dollars (such as with a pension or IRA contribution) -- we call this a Qualified Contract -- your entire withdrawal will be taxable. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the earnings. Annuity payments during the Income Phase are considered in part a return of your original investment. That portion of each payment is not taxable except under a Qualified Contract, in which case the entire payment will be taxable. In all cases, you should consult with your tax adviser for specific tax information.


      7. ACCESS TO YOUR MONEY


      You can withdraw money from your Contract at any time during the Accumulation Phase. You may withdraw a portion of the value of your Contract in each year without the imposition of the withdrawal charge -- 10% of all payments you have made in the last 7 years, plus any payment we have held for at least 7 years. All other purchase payments you withdraw will be subject to a withdrawal charge ranging from 6% to 0%. You may also be required to pay income tax and possible tax penalties on any money you withdraw.



      We do not assess a withdrawal charge upon annuitization or transfers. In addition, there may be other circumstances under which we may waive the withdrawal charge.


      In addition to the withdrawal charge, amounts you withdraw, transfer or annuitize from the Fixed Account before your Guarantee Period has ended may be subject to a Market Value Adjustment.

      8. PERFORMANCE

      If you invest in one or more Sub-Accounts, the value of your Contract will increase or decrease depending upon the investment performance of the Series you choose.


      The following chart shows total returns for investment in the variable options where the corresponding Series has at least one full calendar year of operations. The returns reflect all charges and deductions of the Series and Sub-Accounts and deduction of the Annual Account Fee. They do not reflect deduction of any withdrawal charges or premium taxes. These charges, if included, would reduce the performance numbers shown. Past performance is not a guarantee of future results.


                                                             CALENDAR YEAR
                                           --------------------------------------------------
 SUB-ACCOUNT                                 1998       1997      1996      1995       1994
 ----------------------------------------  --------   --------   -------   -------   --------
 Bond Series                                     --        --        --        --        --
 Capital Appreciation Series                  26.83%    21.33%    19.70%    32.51%    (5.03)%
 Capital Opportunities Series                 25.10%    25.73%       --        --        --
 Emerging Growth Series                       31,91%    20.16%    15.38%       --        --
 Equity Income Series                            --        --        --        --        --
 Global Asset Allocation Series                4.86%     9.24%    14.28%    19.85%       --
 Global Governments Series                    13.77%    (2.24)%    3.11%    14.00%    (5.91)%
 Global Growth Series                         12.87%    13.63%    11.44%    14.29%     1.40%
 Global Total Return Series                   16.61%    11.98%    12.58%    16.19%       --
 Government Securities Series                  7.13%     7.15%     0.11%    15.92%    (3.61)%
 High Yield Series                            (0.88)%   11.55%    10.46%    15.32%    (3.68)%
 International Growth Series                   0.41%    (3.09)%      --        --        --
 International Growth and Income Series       19.84%     4.95%     3.33%       --        --
 Managed Sectors Series                       10.62%    23.80%    15.86%    30.34%    (3.38)%
 Massachusetts Investors Growth Stock
  Series                                         --        --        --        --        --
 Massachusetts Investors Trust Series         22.03%    30.04%    23.57%    35.44%    (2.57)%
 MFS/Foreign & Colonial Emerging Markets
  Equity Series                              (31.02)%    8.78%       --        --        --
 Money Market Series                           3.48%     3.52%     3.38%     3.90%     2.17%
 New Discovery Series                            --        --        --        --        --
 Research Series                              21.82%    19.07%    22.00%    35.44%       --
 Research Growth and Income Series            20.38%       --        --        --        --
 Research International Series                   --        --        --        --        --
 Strategic Income Series                         --        --        --        --        --
 Total Return Series                          10.10%    20.18%    12.38%    24.93%    (3.71)%
 Utilities Series                             15.86%    30.80%    18.57%    30.48%    (6.36)%


      9. DEATH BENEFIT

      If the annuitant dies before the Contract reaches the Income Phase, the beneficiary will receive a death benefit. To calculate the death benefit, we use a "Death Benefit Date", which is the earliest date we have both due proof of death and a written request specifying the manner of payment.


      The death benefit is the greatest of:


      (1) the value of the Contract on the Death Benefit Date;


      (2) your total purchase payments minus the sum of partial withdrawals;



      (3) the value of the Contract on the most recent 7 year anniversary of the Contract, adjusted for any subsequent partial withdrawals and charges;



      (4) the amount we would pay in the event of a full surrender of the Contract on the Death Benefit Date; and



      (5) the value of the Contract on any Contract Anniversary before the Annuitant's 81st birthday plus any purchase payments made and adjusted for partial withdrawals and charges made between that Contract Anniversary and the Death Benefit Date.


      10. OTHER INFORMATION


      FREE LOOK. If you cancel your Contract within 10 days after receiving it we will send you the value of your Contract as of the day we received your cancellation request (this may be more or less than the original purchase payment) and we will not deduct a withdrawal charge.


      NO PROBATE. In most cases, when you die, the beneficiary will receive the death benefit without going through probate. However, avoiding probate does not mean that the beneficiary will not have tax liability as a result of receiving the death benefit.


      WHO SHOULD PURCHASE A CONTRACT? The Contract is designed for those seeking long-term tax deferred accumulation of assets and annuity features, generally for retirement or other long-term purposes. The tax-deferred feature is most attractive to purchasers in high federal and state income tax brackets. You should note that qualified retirement investments automatically provide tax deferral regardless of whether the underlying contract is an annuity. You should not buy a Contract if you are looking for a short-term investment or if you cannot risk a decrease in the value of your investment.


      CONFIRMATIONS AND QUARTERLY STATEMENTS. You will receive a confirmation of each transaction within your Contract. On a quarterly basis, you will receive a complete statement of your transactions over the past quarter and a summary of your account values during that period.


      ADDITIONAL FEATURES. The Regatta Gold--NY Annuity offers the following additional convenient features, which you may choose at no extra charge.


      Dollar Cost Averaging -- This program lets you invest gradually in up to 12 Sub-Accounts.

      Asset Allocation -- One or more asset allocation programs may be available in connection with the Contract.


      Systematic Withdrawal and Interest Out Programs -- These programs allow you to receive quarterly, semi-annual or annual payments during the Accumulation Phase.



      Portfolio Rebalancing Program -- Under this program, we automatically reallocate your investments in the Sub-Accounts to maintain the proportions you select. You can elect rebalancing on a quarterly, semi-annual or annual basis.


      Secured Future Program -- This program guarantees the return of your Purchase Payment, and also allows you to allocate a portion of your investment to one or more variable investment options.

      11. INQUIRIES

      If you would like more information about buying a Contract, please contact your broker or registered representative. If you have any other questions, please contact us at:


     SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
     ANNUITY SERVICE MAILING ADDRESS
     80 BROAD STREET
     NEW YORK, NEW YORK 10004
     TEL: TOLL FREE (800) 447-7569
       IN NEW YORK (212) 943-3855

                                                                      PROSPECTUS
                                                                     MAY 1, 1999


                                REGATTA GOLD--NY



      Sun Life Insurance and Annuity Company of New York and Sun Life (NY) Variable Account C offer the flexible payment deferred annuity contracts described in this Prospectus to individuals.


      You may choose among 25 variable investment options and a range of fixed options. The variable options are Sub-Accounts in the Variable Account. Each Sub-Account invests in one of the following series of the MFS/Sun Life Series Trust (the "Series Fund"), a mutual fund advised by our affiliate, Massachusetts Financial Services Company:


Bond Series                           Managed Sectors Series
Capital Appreciation Series           Massachusetts Investors Growth Stock Series
Capital Opportunities Series          Massachusetts Investors Trust Series
Emerging Growth Series                MFS/Foreign & Colonial Emerging Markets Equity Series
Equity Income Series                  Money Market Series
Global Asset Allocation Series        New Discovery Series
Global Governments Series             Research Series
Global Growth Series                  Research Growth and Income Series
Global Total Return Series            Research International Series
Government Securities Series          Strategic Income Series
High Yield Series                     Total Return Series
International Growth Series           Utilities Series
International Growth and Income
Series


      The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.


      THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE SERIES FUND. PLEASE READ THIS PROSPECTUS AND THE SERIES FUND PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP THEM FOR FUTURE REFERENCE. THEY CONTAIN IMPORTANT INFORMATION ABOUT THE REGATTA GOLD--NY ANNUITY AND THE SERIES FUND.



      We have filed a Statement of Additional Information dated May 1, 1999 (the "SAI") with the Securities and Exchange Commission (the "SEC"), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 60 of this Prospectus. You may obtain a copy without charge by writing to our Annuity Service Mailing Address or by telephoning (800) 447-7569 or (212) 943-3855. In addition, the SEC maintains a website (http://www.sec.gov) that contains this Prospectus, the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.


THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ANY REFERENCE IN THIS PROSPECTUS TO RECEIPT BY US MEANS RECEIPT AT THE FOLLOWING
ADDRESS:


     ANNUITY SERVICE MAILING ADDRESS, C/O SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, 80 BROAD STREET, NEW YORK, NEW YORK 10004.

                               TABLE OF CONTENTS


                                                                                                               PAGE
Special Terms                                                                                                        4
Expense Summary                                                                                                      4
Summary of Contract Expenses                                                                                         4
Series Fund Annual Expenses                                                                                          5
Examples                                                                                                             6
Condensed Financial Information                                                                                      7
The Regatta Gold--NY Annuity                                                                                         7
Communicating to Us About Your Contract                                                                              7
Sun Life Insurance and Annuity Company of New York                                                                   8
The Variable Account                                                                                                 8
Variable Account Options: The MFS/Sun Life Series Trust                                                              8
The Fixed Account                                                                                                   10
The Fixed Account Options: The Guarantee Periods                                                                    11
The Accumulation Phase                                                                                              11
    Issuing Your Contract                                                                                           11
    Amount and Frequency of Purchase Payments                                                                       11
    Allocation of Net Purchase Payments                                                                             12
    Your Account                                                                                                    12
    Your Account Value                                                                                              12
    Variable Account Value                                                                                          12
    Fixed Account Value                                                                                             13
    Transfer Privilege                                                                                              14
    Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates                                              15
    Optional Programs                                                                                               15
Withdrawals, Withdrawal Charge and Market Value Adjustment                                                          16
    Cash Withdrawals                                                                                                16
    Withdrawal Charge                                                                                               18
    Market Value Adjustment                                                                                         19
Contract Charges                                                                                                    20
    Account Fee                                                                                                     20
    Administrative Expense Charge                                                                                   21
    Mortality and Expense Risk Charge                                                                               21
    Premium Taxes                                                                                                   21
    Series Fund Expenses                                                                                            21
Death Benefit                                                                                                       21
    Amount of Death Benefit                                                                                         21
    Method of Paying Death Benefit                                                                                  22
    Selection and Change of Beneficiary                                                                             22
    Payment of Death Benefit                                                                                        23
    Due Proof of Death                                                                                              23
The Income Phase -- Annuity Provisions                                                                              23
    Selection of the Annuitant or Co-Annuitant                                                                      23
    Selection of the Annuity Commencement Date                                                                      23
    Annuity Options                                                                                                 24
    Selection of Annuity Option                                                                                     25
    Amount of Annuity Payments                                                                                      25
    Exchange of Variable Annuity Units                                                                              26
    Account Fee                                                                                                     26
    Annuity Payment Rates                                                                                           26
    Annuity Options as Method of Payment for Death Benefit                                                          27

Other Contract Provisions                                                                                           27
    Exercise of Contract Rights                                                                                     27
    Change of Ownership                                                                                             27
    Death of Owner                                                                                                  27
    Voting of Series Fund Shares                                                                                    28
    Periodic Reports                                                                                                29
    Substitution of Securities                                                                                      29
    Change in Operation of Variable Account                                                                         29
    Splitting Units                                                                                                 29
    Modification                                                                                                    29
    Right to Return                                                                                                 30
Federal Tax Status                                                                                                  30
    Introduction                                                                                                    30
    Deductibility of Purchase Payments                                                                              30
    Pre-Distribution Taxation of Contracts                                                                          30
    Distributions and Withdrawals from Non-Qualified Contracts                                                      31
    Distribution and Withdrawals from Qualified Contracts                                                           31
    Withholding                                                                                                     31
    Purchase of Immediate Annuity Contract and Deferred Annuity Contract                                            32
    Investment Diversification and Control                                                                          32
    Tax Treatment of the Company and the Variable Account                                                           32
    Qualified Retirement Plans                                                                                      32
    Pension and Profit-Sharing Plans                                                                                32
    Tax-Sheltered Annuities                                                                                         33
    Individual Retirement Accounts                                                                                  33
    Roth IRAs                                                                                                       33
Administration of the Contracts                                                                                     34
Distribution of the Contracts                                                                                       34
Performance Information                                                                                             34
Available Information                                                                                               35
Incorporation of Certain Documents by Reference                                                                     36
Additional Information About the Company                                                                            36
    Business of the Company                                                                                         36
    Management's Discussion and Analysis of Financial Condition and Results of Operations                           37
    Year 2000 Compliance                                                                                            37
    Quantitative and Qualitative Disclosure About Market Risk                                                       38
    Competition                                                                                                     40
    Employees                                                                                                       40
    Properties                                                                                                      40
    State Regulation                                                                                                40
Legal Proceedings                                                                                                   41
Accountants                                                                                                         41
Financial Statements                                                                                                41
Table of Contents of Statement of Additional Information                                                            60
Appendix A -- Glossary                                                                                              62
Appendix B -- Condensed Financial Information -- Accumulation Unit Values                                           65
Appendix C -- Withdrawals, Withdrawal Charges and the Market Value Adjustment                                       67

                                 SPECIAL TERMS

      Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

                                EXPENSE SUMMARY


      The purpose of the following table is to help you understand the costs and expenses that you will bear directly and indirectly under a Contract WHEN YOU ALLOCATE MONEY TO THE VARIABLE ACCOUNT. The table reflects expenses of the Variable Account as well as of each Series of the Series Fund. The table should be considered together with the narrative provided under the heading "Contract Charges" in this Prospectus, and with the Series Fund's prospectus. In addition to the expenses listed below, we may deduct premium taxes.


                          SUMMARY OF CONTRACT EXPENSES


TRANSACTION EXPENSES
Sales Load Imposed on Purchase Payments............................................       $  0
Deferred Sales Load (as a percentage of Purchase Payments withdrawn) (1)
  Number of Account Years Purchase Payment in Account
    0-1............................................................................          6%
    2-3............................................................................          5%
    4-5............................................................................          4%
    6..............................................................................          3%
    7 or more......................................................................          0%
Transfer Fee (2)...................................................................       $  0
ANNUAL ACCOUNT FEE per Contract....................................................       $ 30
VARIABLE ACCOUNT ANNUAL EXPENSES (as a percentage of average Variable Account assets)
  Mortality and Expense Risk Charge................................................       1.25%
  Administrative Expense Charge....................................................       0.15%
  Other Fees and Expenses of the Variable Account..................................       0.00%
                                                                                         -----
Total Variable Account Annual Expenses.............................................       1.40%


------------------------


(1) A portion of your Account may be withdrawn each year without imposition of any withdrawal charge, and after a Purchase Payment has been in your Account for 7 Contract Years it may be withdrawn free of the withdrawal charge.



(2) A Market Value Adjustment may be imposed on amounts transferred from or within the Fixed Account.

                        SERIES FUND ANNUAL EXPENSES (1)
                  (AS A PERCENTAGE OF SERIES FUND NET ASSETS)



                                                                              OTHER                   TOTAL FUND
                                                      MANAGEMENT           EXPENSES(2)                 EXPENSES
                                                         FEES         (AFTER REIMBURSEMENT)     (AFTER REIMBURSEMENT)
                                                    ---------------  ------------------------  ------------------------
Bond Series (3)...................................         0.60%                0.43%                     1.03%
Capital Appreciation Series.......................         0.73%                0.04%                     0.77%
Capital Opportunities Series......................         0.75%                0.11%                     0.86%
Emerging Growth Series............................         0.72%                0.06%                     0.78%
Equity Income Series (3)..........................         0.75%                0.28%                     1.03%
Global Asset Allocation Series....................         0.75%                0.15%                     0.90%
Global Governments Series.........................         0.75%                0.13%                     0.88%
Global Growth Series..............................         0.90%                0.11%                     1.01%
Global Total Return Series........................         0.75%                0.18%                     0.93%
Government Securities Series......................         0.55%                0.07%                     0.62%
High Yield Series.................................         0.75%                0.07%                     0.82%
International Growth Series.......................         0.98%                0.34%                     1.32%
International Growth and Income Series............         0.98%                0.18%                     1.16%
Managed Sectors Series............................         0.74%                0.06%                     0.80%
Massachusetts Investors Growth Stock Series.......         0.75%                0.22%                     0.97%
Massachusetts Investors Trust Series..............         0.55%                0.04%                     0.59%
MFS/Foreign & Colonial Emerging Markets Equity
 Series...........................................         1.25%                0.25%                     1.50%
Money Market Series...............................         0.50%                0.06%                     0.56%
New Discovery Series (3)..........................         0.90%                0.38%                     1.28%
Research Series...................................         0.70%                0.06%                     0.76%
Research Growth and Income Series.................         0.75%                0.20%                     0.95%
Research International Series (3).................         1.00%                0.55%                     1.55%
Strategic Income Series (3).......................         0.75%                0.54%                     1.29%
Total Return Series...............................         0.65%                0.05%                     0.70%
Utilities Series..................................         0.75%                0.11%                     0.86%


--------------------------

(1) The information relating to Series Fund expenses was provided by the Series Fund and we have not independently verified it. You should consult the Series Fund prospectus for more information about Series Fund expenses.



(2) Each Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent, and may enter into such other arrangements and directed brokerage arrangements (which would also have the effect of reducing the Series' expenses). Any such fee reductions are not reflected under "Other Expenses."



(3) "Other Expenses" and "Total Fund Expenses" are based on actual expenses for the fiscal year ended December 31, 1998, net of any expense reimbursement and/or fee waiver. MFS has agreed to bear the expenses of certain of the Series (excluding management fees, taxes, extraordinary expenses and brokerage and transaction costs) in excess of the following annual percentage of such Series' average daily net assets:



Bond Series.....................................................      0.40%
Equity Income Series............................................      0.25%
New Discovery Series............................................      0.35%
Research International Series...................................      0.50%
Strategic Income Series.........................................      0.50%



    Without taking into account the fee waiver and/or expense reimbursement, expenses for these Series would have been as follows: Bond Series -- Other Expenses 0.47% and Total Fund Expenses 1.07%; Equity Income Series -- Other Expenses 0.76% and Total Fund Expenses 1.51%; New Discovery Series -- Other Expenses 0.70% and Total Fund Expenses 1.60%; Research International Series -- Other Expenses 2.86% and Total Fund Expenses 3.86%; and Strategic Income Series -- Other Expenses 0.67% and Total Fund Expenses 1.42%.



    These arrangements will remain in effect until at least May 1, 2000, absent earlier modification by the Series Fund's Board of Trustees.

                                    EXAMPLES

      If you surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:


                                                                             1 YEAR      3 YEARS      5 YEARS     10 YEARS
                                                                            ---------  -----------  -----------  -----------
Bond Series...............................................................  $      81   $     118    $     160    $     287
Capital Appreciation Series...............................................  $      79   $     110    $     147    $     261
Capital Opportunities Series..............................................  $      79   $     113    $     152    $     270
Emerging Growth Series....................................................  $      79   $     110    $     148    $     262
Equity Income Series......................................................  $      81   $     118    $     160    $     287
Global Asset Allocation Series............................................  $      80   $     114    $     154    $     274
Global Governments Series.................................................  $      80   $     113    $     153    $     272
Global Growth Series......................................................  $      81   $     117    $     159    $     285
Global Total Return Series................................................  $      80   $     115    $     155    $     277
Government Securities Series..............................................  $      77   $     106    $     140    $     245
High Yield Series.........................................................  $      79   $     112    $     150    $     266
International Growth Series...............................................  $      84   $     126    $     173    $     315
International Growth and Income Series....................................  $      82   $     121    $     166    $     299
Managed Sectors Series....................................................  $      79   $     111    $     149    $     264
Massachusetts Investors Growth Stock Series...............................  $      81   $     116    $     157    $     281
Massachusetts Investors Trust Series......................................  $      77   $     105    $     139    $     242
MFS/Foreign & Colonial Emerging Markets Equity Series.....................  $      86   $     131    $     182    $     332
Money Market Series.......................................................  $      77   $     104    $     137    $     239
New Discovery Series......................................................  $      83   $     125    $     172    $     311
Research Series...........................................................  $      79   $     110    $     147    $     260
Research Growth and Income Series.........................................  $      80   $     115    $     156    $     279
Research International Series.............................................  $      86   $     132    $     184    $     336
Strategic Income Series...................................................  $      84   $     125    $     172    $     312
Total Return Series.......................................................  $      78   $     108    $     144    $     253
Utilities Series..........................................................  $      79   $     113    $     152    $     270


      If you do NOT surrender your Contract, or if you annuitize at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:


                                                                             1 YEAR      3 YEARS      5 YEARS     10 YEARS
                                                                            ---------  -----------  -----------  -----------
Bond Series...............................................................  $      26   $      79    $     135    $     287
Capital Appreciation Series...............................................  $      23   $      71    $     122    $     261
Capital Opportunities Series..............................................  $      24   $      74    $     126    $     270
Emerging Growth Series....................................................  $      23   $      71    $     122    $     262
Equity Income Series......................................................  $      26   $      79    $     135    $     287
Global Asset Allocation Series............................................  $      24   $      75    $     128    $     274
Global Governments Series.................................................  $      24   $      74    $     127    $     272
Global Growth Series......................................................  $      25   $      78    $     134    $     285
Global Total Return Series................................................  $      25   $      76    $     130    $     277
Government Securities Series..............................................  $      22   $      66    $     114    $     245
High Yield Series.........................................................  $      24   $      72    $     124    $     266
International Growth Series...............................................  $      29   $      87    $     149    $     315
International Growth and Income Series....................................  $      27   $      83    $     141    $     299
Managed Sectors Series....................................................  $      23   $      72    $     123    $     264
Massachusetts Investors Growth Stock Series...............................  $      25   $      77    $     132    $     281
Massachusetts Investors Trust Series......................................  $      21   $      65    $     112    $     242
MFS/Foreign & Colonial Emerging Markets Equity Series.....................  $      30   $      93    $     158    $     332
Money Market Series.......................................................  $      21   $      65    $     111    $     239
New Discovery Series......................................................  $      28   $      86    $     147    $     311
Research Series...........................................................  $      23   $      71    $     121    $     260
Research Growth and Income Series.........................................  $      25   $      76    $     131    $     279
Research International Series.............................................  $      31   $      94    $     160    $     336
Strategic Income Series...................................................  $      28   $      87    $     147    $     312
Total Return Series.......................................................  $      22   $      69    $     118    $     253
Utilities Series..........................................................  $      24   $      74    $     126    $     270


      THE EXAMPLES SHOULD NOT BE CONSIDERED TO BE REPRESENTATIONS OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LOWER THAN THOSE SHOWN.

                        CONDENSED FINANCIAL INFORMATION


      Historical information about the value of the units we use to measure the variable portion of your Contract ("Variable Accumulation Units") is included in the back of this Prospectus as Appendix B.



                          THE REGATTA GOLD--NY ANNUITY



      Sun Life Insurance and Annuity Company of New York (the "Company", "we" or "us") and Sun Life (NY) Variable Account C (the "Variable Account") offer the Regatta Gold--NY Annuity on an individual basis in connection with retirement plans. We issue an individual Contract to each Owner.



      In this Prospectus, unless we state otherwise, we address Owners of Contracts as "you". For the purpose of determining benefits under the Contracts, we establish an Account for each Owner, which we will refer to as "your" Account.



      The Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make payments based on the amount you have accumulated. The Contract provides tax deferral, so that you do not pay taxes on your earnings under the Contract until you withdraw them. It provides a death benefit if the Annuitant dies during the Accumulation Phase. Finally, if you so elect, during the Income Phase we will make payments to you or someone else for life or for another period that you choose.


      You choose these benefits on a variable or fixed basis or a combination of both. When you choose variable investment options or a Variable Annuity option, your benefits will be responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from different types of investments. With these options, you assume all investment risk under the Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals, where you bear the risk of unfavorable interest rate changes. You also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity may not exceed our minimum guaranteed rate, which is 3% per year, compounded annually.


      The Contracts are designed for use in connection with personal retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contracts are also designed so that they may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or nontrusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as "Qualified Contracts," and all others as "Non-Qualified Contracts."


                    COMMUNICATING TO US ABOUT YOUR CONTRACT


      All materials sent to us, including Purchase Payments, must be sent to our Annuity Service Mailing Address set forth on the first page of this Prospectus. For all telephone communications, you must call (800) 447-7569 or (212) 943-3855.


      Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at the Annuity Service Mailing Address. However, we will consider Purchase Payments, withdrawal requests and transfer instructions to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time.

      When we specify that notice to us must be in writing, we reserve the right, in our sole discretion, to accept notice in another form.

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK



      We are a stock life insurance company incorporated under the laws of New York on May 25, 1983. We do business exclusively in New York. Our Home Office mailing address is 80 Broad Street, New York, New York 10004.



      We are a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)"), a stock life insurance company incorporated in Delaware. Sun Life (U.S.) is a direct wholly-owned subsidiary of Sun Life Assurance Company of Canada (Sun Life (Canada)), a mutual life insurance company incorporated pursuant to Act of Parliament of Canada in 1865, which currently transacts business in all of the Canadian provinces and territories, all U.S. states (except New York), the District of Columbia, Puerto Rico, the Virgin Islands, Great Britain, Ireland, Hong Kong, Bermuda and the Philippines.


                              THE VARIABLE ACCOUNT


      We established the Variable Account as a separate account on October 18, 1985, pursuant to a resolution of our Board of Directors. Under New York insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contracts described in this Prospectus and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.


      The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Series of the MFS/Sun Life Series Trust (the "Series Fund"). All amounts allocated to the Variable Account will be used to purchase Series Fund shares as designated by you at their net asset value. Any and all distributions made by the Series Fund with respect to the shares held by the Variable Account will be reinvested to purchase additional shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses and any applicable taxes will, in effect, be made by redeeming the number of Series Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Series Fund shares at all times.

                           VARIABLE ACCOUNT OPTIONS:
                         THE MFS/SUN LIFE SERIES TRUST


      The MFS/Sun Life Series Trust (the "Series Fund") is an open-end management investment company registered under the Investment Company Act of 1940. Our affiliate Massachusetts Financial Services Company ("MFS") serves as the investment adviser to the Series Fund.



      The Series Fund is composed of 26 independent portfolios of securities, each of which has separate investment objectives and policies. Shares of the Series Fund are issued in 26 Series, each corresponding to one of the portfolios. The Contracts provide for investment by the Sub-Accounts in shares of the 25 Series of the Series Fund described below. Additional portfolios may be added to the Series Fund, which may or may not be available for investment by the Variable Account.



     BOND SERIES will primarily seek as high a level of current income as is believed to be consistent with prudent investment risk; its secondary objective is to seek to protect shareholders' capital.



     CAPITAL APPRECIATION SERIES will seek to maximize capital appreciation by investing in securities of all types, with major emphasis on common stocks.



     CAPITAL OPPORTUNITIES SERIES will seek capital appreciation.



     EMERGING GROWTH SERIES will seek long-term growth of capital.

     EQUITY INCOME SERIES will primarily seek reasonable income by investing mainly in income producing securities; its secondary objective is to seek capital appreciation.



     GLOBAL ASSET ALLOCATION SERIES (formerly, World Asset Allocation Series) will seek total return over the long term through investments in equity and fixed income securities and will also seek to have low volatility of share price (I.E., net asset value per share) and reduced risk (compared to an aggressive equity/fixed income portfolio).



     GLOBAL GOVERNMENTS SERIES (formerly, World Governments Series) will seek to provide moderate current income, preservation of capital and growth of capital by investing in debt obligations that are issued or guaranteed as to principal and interest by either (i) the U.S. Government, its agencies, authorities, or instrumentalities, or (ii) the governments of foreign countries (to the extent that the Series' adviser believes that the higher yields available from foreign government securities are sufficient to justify the risks of investing in these securities).



     GLOBAL GROWTH SERIES (formerly, World Growth Series) will seek capital appreciation by investing in securities of companies worldwide growing at rates expected to be well above the growth rate of the overall U.S. economy.



     GLOBAL TOTAL RETURN SERIES (formerly, World Total Return Series) will seek total return by investing in securities which will provide above average current income (compared to a portfolio invested entirely in equity securities) and opportunities for long-term growth of capital and income.



     GOVERNMENT SECURITIES SERIES will seek current income and preservation of capital by investing in U.S. Government and U.S. Government-related securities.



     HIGH YIELD SERIES will seek high current income and capital appreciation by investing primarily in certain lower rated or unrated securities (possibly with equity features) of U.S. and foreign issuers (also known as "junk bonds").



     INTERNATIONAL GROWTH SERIES will seek capital appreciation.



     INTERNATIONAL GROWTH AND INCOME SERIES will seek capital appreciation and current income.



     MANAGED SECTORS SERIES will seek capital appreciation by varying the weighting of its portfolio among 13 industry sectors.



     MASSACHUSETTS INVESTORS GROWTH STOCK SERIES will seek to provide long-term growth of capital and future income rather than current income.



     MASSACHUSETTS INVESTORS TRUST SERIES (formerly, Conservative Growth Series) will seek long-term growth of capital and future income while providing more current dividend income than is normally obtainable from a portfolio of only growth stocks.



     MFS/FOREIGN & COLONIAL EMERGING MARKETS EQUITY SERIES will seek capital appreciation.



     MONEY MARKET SERIES will seek maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments maturing in less than 13 months.



     NEW DISCOVERY SERIES will seek capital appreciation.



     RESEARCH SERIES will seek to provide long-term growth of capital and future income.



     RESEARCH GROWTH AND INCOME SERIES will seek to provide long-term growth of capital, current income and growth of income.



     RESEARCH INTERNATIONAL SERIES will seek capital appreciation.

     STRATEGIC INCOME SERIES will seek to provide high current income by investing in fixed income securities and will seek to take advantage of opportunities to realize significant capital appreciation while maintaining a high level of current income.



     TOTAL RETURN SERIES will seek primarily to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential.



     UTILITIES SERIES will seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 65% of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry.


      The Series Fund pays fees to MFS for its services pursuant to investment advisory agreements. MFS also serves as investment adviser to each of the funds in the MFS Family of Funds, and to certain other investment companies established by MFS and/or us. MFS Institutional Advisers, Inc., a wholly-owned subsidiary of MFS, provides investment advice to substantial private clients. MFS and its predecessor organizations have a history of money management dating from 1924. MFS operates as an autonomous organization and the obligation of performance with respect to the investment advisory and underwriting agreements (including supervision of the sub-advisers noted below) is solely that of MFS. We undertake no obligation in this regard.


      MFS has retained Foreign & Colonial Management Limited ("FCM") and its subsidiary, Foreign & Colonial Emerging Markets Limited ("FCEM"), as sub-advisers to manage the MFS/Foreign & Colonial Emerging Markets Equity Series and to manage the assets of the Global Growth Series.



      MFS may serve as the investment adviser to other mutual funds which have similar investment goals and principal investment policies and risks as the Series, and which may be managed by a Series' portfolio manager(s). While a Series may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Series and these similar products, including differences in sales charges, expense ratios and cash flows.



      The Series Fund also offers its shares to other separate accounts established by the Company and Sun Life (U.S.) in connection with variable annuity and variable life insurance contracts. Although we do not anticipate any disadvantages to this arrangement, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts investing in the Series Fund. A conflict may occur due to differences in tax laws affecting the operations of variable life and variable annuity separate accounts, or some other reason. We and the Series Fund's Board of Trustees will monitor events for such conflicts, and, in the event of a conflict, we will take steps necessary to remedy the conflict, including withdrawal of the Variable Account from participation in the Series which is involved in the conflict or substitution of shares of other Series or other mutual funds.



      MORE COMPREHENSIVE INFORMATION ABOUT THE SERIES FUND AND THE MANAGEMENT, INVESTMENT OBJECTIVES, POLICIES, RESTRICTIONS, EXPENSES AND POTENTIAL RISKS OF EACH SERIES MAY BE FOUND IN THE ACCOMPANYING CURRENT PROSPECTUS OF THE SERIES FUND. YOU SHOULD READ THE SERIES FUND PROSPECTUS CAREFULLY BEFORE INVESTING. THE SERIES FUND'S STATEMENT OF ADDITIONAL INFORMATION IS AVAILABLE BY CALLING 1-800-752-7215.


                               THE FIXED ACCOUNT


      The Fixed Account is made up of those assets of the Company that are allocated to a non-unitized separate account established in conformance with New York law. Amounts you allocate to Guarantee Periods become part of the Fixed Account. Any obligation of the Fixed Account will be paid first from those assets allocated to the Fixed Account and the excess, if any, will be paid from the general account of the Company. Assets in the Fixed Account are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

      We will invest the assets of the Fixed Account in those assets we choose that are allowed by the laws of the State of New York. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the four highest grades) or instruments we believe are of comparable quality. We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.


                           THE FIXED ACCOUNT OPTIONS:
                             THE GUARANTEE PERIODS

      You may elect one or more Guarantee Period(s) from those we make available from time to time. We publish Guaranteed Interest Rates for each Guarantee Period offered. We may change the Guaranteed Interest Rates we offer from time to time, but no Guaranteed Interest Rate will ever be less than 3% per year, compounded annually. Also, once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.


      We determine Guaranteed Interest Rates in our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.



      We may from time to time in our discretion offer interest rate specials for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.


      Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See "Cash Withdrawals, Withdrawal Charge, and Market Value Adjustment."

                             THE ACCUMULATION PHASE


      During the Accumulation Phase of your Contract, you make payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or if the Annuitant dies before the Annuity Commencement Date.


ISSUING YOUR CONTRACT


      When you purchase a Contract, a completed Application and the initial Purchase Payment are sent to us for acceptance. When we accept an Application, we issue the Contract to you, as the Owner.


      We will credit your initial Purchase Payment to your Account within two business days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 business days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 business days of when the Application is complete.

AMOUNT AND FREQUENCY OF PURCHASE PAYMENTS

      The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $5,000, and each additional Purchase Payment must be at least $1,000, unless we waive these limits. In addition, we will not accept a Purchase Payment if your Account Value is over $1 million, or if the Purchase Payment would cause your Account Value to exceed $1 million, unless we have approved the Payment in advance. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase.

ALLOCATION OF NET PURCHASE PAYMENTS


      You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods we offer, but any allocation to a Guarantee Period must be at least $1,000. At any time, you may have amounts allocated among up to 18 of the available options.


      In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. You may change the allocation factors for future Payments by sending us written notice of the change, on our required form. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

      Although it is currently not our practice, we may deduct applicable premium or similar taxes from your Purchase Payments. See "Contract Charges -- Premium Taxes." In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

YOUR ACCOUNT

      When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

YOUR ACCOUNT VALUE

      Your Account Value is the sum of the value of the two components of your
Contract: the Variable Account portion of your Contract ("Variable Account Value") and the Fixed Account portion of your Contract ("Fixed Account Value"). These two components are calculated separately, as described below.

VARIABLE ACCOUNT VALUE

      VARIABLE ACCUMULATION UNITS

      In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

      VARIABLE ACCUMULATION UNIT VALUE


      The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a "Business Day." The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a Valuation Period. On days other than Business Days, the value of a Variable Accumulation Unit does not change.

      To measure these values, we use a factor -- which we call the Net Investment Factor-- which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing
(1) the net asset value of a Series share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Series during the Valuation Period, by (2) the net asset value per share of the Series share at the end of the previous Valuation Period; we then deduct a factor representing the mortality and expense risk charge and administrative expense charge. See "Contract Charges."


      For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

      CREDITING AND CANCELING VARIABLE ACCUMULATION UNITS

      When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

FIXED ACCOUNT VALUE

      Your Fixed Account value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

      CREDITING INTEREST

      We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. The Guarantee Period begins the day we apply your allocation and ends when the number of calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Expiration Date. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

      GUARANTEE AMOUNTS

      Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment.

      RENEWALS


      We will notify you in writing between 45 and 75 days before the Expiration Date for any Guarantee Amount. A new Guarantee Period of the same duration will begin automatically for that Guarantee Amount on the first day following the Expiration Date, unless before the Expiration Date we receive (1) written notice from you electing a different Guarantee Period from among those we then offer or
(2) instructions to transfer all or some of the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract. Each new allocation to a Guarantee Period must be at least $1,000 unless it is equal to the entire Guarantee Amount being transferred.

      EARLY WITHDRAWALS

      If you withdraw, transfer, or annuitize an allocation to a Guarantee Period before the Expiration Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies.

TRANSFER PRIVILEGE

      PERMITTED TRANSFERS

      During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

      -  you may not make more than 12 transfers in any Account Year;

      - the amount transferred from a Sub-Account must be at least $1,000 unless you are transferring your entire balance in that Sub-Account;

      -  your Account Value remaining in a Sub-Account must be at least $1,000;


      - the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;


      - at least 30 days must elapse between transfers to or from Guarantee Periods;

      - transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Series Fund; and

      - we impose additional restrictions on market timers, which are further described below.

      These restrictions do not apply to transfers made under an approved dollar cost averaging program.


      Transfers out of a Guarantee Period more than 30 days before expiration of the period will be subject to the Market Value Adjustment described below. Under current law there is no tax liability for transfers.


      REQUESTS FOR TRANSFERS

      You may request transfers in writing or by telephone. The telephone transfer privilege is available automatically, and does not require your written election. We will require personal identifying information to process a request for transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

      If we receive your transfer request before 4:00 p.m. Eastern Time on a Business Day, it will be effective that day. Otherwise, it will be effective the next Business Day.

      MARKET TIMERS


      The Contracts are not designed for professional market timing organizations or other entities using programmed and frequent transfers. If you wish to employ such strategies, you should not purchase a Contract. Accordingly, transfers may be subject to restrictions if exercised by a market timing firm or any other third party authorized to initiate transfer transactions on behalf of multiple Owners. In imposing such restrictions, we may, among other things, not accept (1) the transfer instructions of any agent acting under a power of attorney on behalf of more than one Owner, or (2) the transfer instructions of individual Owners who have executed preauthorized transfer forms that are submitted at the same time by market timing firms or other third parties on behalf of more than one Owner. We will not impose these restrictions unless our actions are reasonably intended to prevent the use of such transfers in a manner that will disadvantage or potentially impair the Contract rights of other Owners.


      In addition, the Series Fund has reserved the right to temporarily or permanently refuse exchange requests from the Variable Account if, in MFS' judgment, a Series would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a market timing strategy may be disruptive to a Series and therefore may be refused. Accordingly, the Variable Account may not be in a position to effectuate transfers and may refuse transfer requests without prior notice. We also reserve the right, for similar reasons, to refuse or delay exchange requests involving transfers to or from the Fixed Account.

WAIVERS; REDUCED CHARGES; CREDITS; BONUS GUARANTEED INTEREST RATES


      We may reduce or waive the withdrawal charge or Account Fee, credit additional amounts, or grant bonus Guaranteed Interest Rates in certain situations. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Owner, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see "Withdrawals, Withdrawal Charge and Market Value Adjustment."


OPTIONAL PROGRAMS

      DOLLAR COST AVERAGING

      Dollar cost averaging allows you to invest gradually, over time, in up to 12 Sub-Accounts. You may select a dollar cost averaging program at no extra charge by allocating a minimum of $1,000 to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Each month or quarter, as you select, we will transfer the same amount automatically to one or more Sub-Accounts that you choose, up to a maximum of 12 Sub-Accounts. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

      Only Purchase Payments may be allocated to a dollar cost averaging program. Previously applied amounts may not be transferred to a dollar cost averaging program.

      No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar cost averaging program, except that if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Series Sub-Account, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any new allocation of a Purchase Payment to the program will be treated as commencing a new dollar cost averaging program and is subject to the $1,000 minimum.

      The main objective of a dollar cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. Since you transfer the same dollar amount to the variable investment options at set intervals, dollar cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Series Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Series Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar cost averaging program does not assure a profit or protect against loss in a declining market.

      ASSET ALLOCATION


      One or more asset allocation programs may be available in connection with the Contracts, at no extra charge. Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds, and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.



      Currently, you may select one of three asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. The available models are the conservative asset allocation model, the moderate asset allocation model, and the aggressive asset allocation model. Each model allocates a different percentage of Account Value to Sub-Accounts investing in the various asset classes, with the conservative model allocating the lowest percentage to Sub-Accounts investing in the stock asset class and the aggressive model allocating the highest percentage to the equity asset class. These models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. Additional programs may be available in the future.



      If you elect an asset allocation program, we will automatically allocate your Purchase Payments among the Sub-Accounts represented in the model you choose. By your election of an asset allocation program, you thereby authorize us to automatically reallocate your Account Value on a quarterly basis to reflect the current composition of the model you have selected, without further instruction, until we receive notification that you wish to terminate the program, or choose a different model.


      SYSTEMATIC WITHDRAWAL AND INTEREST OUT PROGRAMS


      If you have an Account Value of $10,000 or more, you may select our Systematic Withdrawal Program or Interest Out Program.



      Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed and/or Variable Account Value and we will effect them automatically. Under the Interest Out Program, we will automatically pay to you or reinvest interest credited for all Guarantee Periods you have chosen. You may change or stop either program at any time, by written notice to us. Withdrawals may be included in income and subject to a 10% federal tax penalty, as well as all charges and any Market Value Adjustment applicable upon withdrawal. You should consult your tax adviser before choosing these options.


      PORTFOLIO REBALANCING PROGRAM

      Under the Portfolio Rebalancing Program, we transfer funds among the Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

      Portfolio Rebalancing does not permit transfers to or from any Guarantee Period.

      SECURED FUTURE PROGRAM

      Under this program, we divide your Purchase Payment between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer, and we allocate to that Guarantee Period the portion of your Purchase Payment necessary so that at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment. The remainder of the original Purchase Payment will be invested in Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your Purchase Payment (assuming no withdrawals), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen.

           WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT

CASH WITHDRAWALS

      REQUESTING A WITHDRAWAL

      At any time during the Accumulation Phase you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, you must send us a written request at our Annuity Service

Mailing Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to withdraw.


      All withdrawals may be subject to a withdrawal charge (see "Withdrawal Charge" below) and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment (see "Market Value Adjustment" below). Upon request we will notify you of the amount we would pay in the event of a full or partial withdrawal. Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax (see "Federal Tax Status"). You should carefully consider these tax consequences before requesting a cash withdrawal.


      FULL WITHDRAWALS


      If you request a full withdrawal, we calculate the amount we will pay you as follows: We start with the total value of your Account at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee for the Contract Year in which the withdrawal is made; we add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we deduct any applicable withdrawal charge.


      A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

      PARTIAL WITHDRAWALS


      If you request a partial withdrawal, we will pay you the actual amount specified in your request and then reduce the value of your Account by deducting the amount paid, adding or deducting any Market Value Adjustment applicable to amounts withdrawn from the Fixed Account, and deducting any applicable withdrawal charge.


      You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your allocations at the end of the Valuation Period during which we receive your request.


      If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Contract Year in which you make the withdrawal, we will treat it as a request for a full withdrawal.


      TIME OF PAYMENT


      We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted to defer payment under the Investment Company Act of 1940 and New York insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:



      - when the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;


      - when it is not reasonably practical to dispose of securities held by the Series Fund or to determine the value of the net assets of the Series Fund, because an emergency exists; or


      - when an SEC order permits us to defer payment for the protection of Owners


We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

      WITHDRAWAL RESTRICTIONS FOR QUALIFIED PLANS

      If yours is a Qualified Contract, you should carefully check the terms of the plan for limitations and restrictions on cash withdrawals.

      Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. See "Federal Tax Status -- Tax-Sheltered Annuities."

WITHDRAWAL CHARGE


      We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a "contingent deferred sales charge") on certain amounts you withdraw. We impose this charge to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.



      The withdrawal charge will never be greater than 6% of the aggregate amount of Purchase Payments you make under the Contract.


      FREE WITHDRAWAL AMOUNT


      In each Contract Year, you may withdraw a portion of your Account Value -- which we will call the "free withdrawal amount" -- before incurring the withdrawal charge. For any year, the free withdrawal amount is equal to (1) 10% of the amount of all Purchase Payments you have made during the last 7 Contract Years, including the current Contract Year (the "Annual Withdrawal Allowance"), plus (2) the amount of all Purchase Payments made before the last 7 Contract Years that you have not previously withdrawn. Any portion of the Annual Withdrawal Allowance that you do not use in an Contract Year is cumulative; that is, it is carried forward and available for use in future years.



      For convenience, we refer to Purchase Payments made during the last 7 Contract Years (including the current Contract Year) as "New Payments," and all Purchase Payments made before the last 7 Contract Years as "Old Payments."



      For example, assume you wish to make a withdrawal from your Contract in Contract Year 10. You made an initial Purchase Payment of $10,000 in Contract Year 1, you made one additional Purchase Payment of $8,000 in Contract Year 8, and you have made no previous withdrawals. Your Account Value in Contract Year 10 is $35,000. The free withdrawal amount for Contract Year 10 is $19,400, calculated as follows:



      - $800, which is the Annual Withdrawal Allowance for Contract Year 10 (10% of the $8,000 Purchase Payment made in Account Year 8, the only New Payment); plus



      - $8,600, which is the total of the unused Annual Withdrawal Allowances of $1,000 for each of Contract Years 1 through 7 and $800 for each of Contract Years 8 and 9 that are carried forward and available for use in Contract Year 10; plus


      - $10,000, which is the amount of all Old Payments that you have not previously withdrawn.

      WITHDRAWAL CHARGE ON PURCHASE PAYMENTS


      If you withdraw more than the free withdrawal amount in any Contract Year, we consider the excess amount to be withdrawn first from New Payments that you have not previously withdrawn. We impose the withdrawal charge on the amount of these New Payments. Thus, the maximum amount on which we will impose the withdrawal charge in any year will never be more than the total of all New Payments that you have not previously withdrawn.


      The amount of your withdrawal, if any, that exceeds the total of the free withdrawal amount plus the aggregate amount of all New Payments not previously withdrawn, is not subject to the withdrawal charge.

      ORDER OF WITHDRAWAL


      New Payments are withdrawn on a first-in first-out basis until all New Payments have been withdrawn. For example, assume the same facts as in the example above. In Contract Year 10 you wish to withdraw $25,000. We attribute the withdrawal first to the free withdrawal amount of $19,400, which is not subject to the withdrawal charge. The remaining $5,600 is withdrawn from the Purchase Payment made in Contract Year 8 (the only New Payment) and is subject to the withdrawal charge. The $2,400 balance of the Contract Year 8 Purchase Payment will remain in your Account. If you make a subsequent $5,000 withdrawal in Contract Year 10, $2,400 of that amount will be withdrawn from the remainder of the Contract Year 8 Purchase Payment and will be subject to the withdrawal charge. The other $2,600 of your withdrawal (which exceeds the amount of all New Payments not previously withdrawn) will not be subject to the withdrawal charge.


      CALCULATION OF WITHDRAWAL CHARGE


      We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Contract Years the Purchase Payment has been held in your Account, including the year in which you made the Payment, but not the year in which you withdraw it. The applicable percentages are as follows:



   NUMBER OF
CONTRACT YEARS     PERCENTAGE
---------------  ---------------
           0-1             6%
           2-3             5%
           4-5             4%
             6             3%
     7 or more             0%



      For example, again using the same facts as in the example above, the percentage applicable to the withdrawals in Account Year 10 of Purchase Payments made in Contract Year 8 would be 5%, because the number of Contract Years the Purchase Payments have been held in your Account would be two.



      For additional examples of how we calculate withdrawal charges, see Appendix C.


      TYPES OF WITHDRAWALS NOT SUBJECT TO WITHDRAWAL CHARGE


      We do not impose a withdrawal charge on withdrawals from the Accounts of
(a) our employees, (b) employees of our affiliates, or (c) licensed insurance agents who sell the Contracts. We also may waive withdrawal charges with respect to Purchase Payments derived from the surrender of other annuity contracts we issue.


      We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts we pay as a death benefit, or amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.

MARKET VALUE ADJUSTMENT


      We will apply a market value adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity and distributions made on the death of the Owner are considered withdrawals, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar cost averaging program.


      We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

      A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.


      We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

                                   N/12
                      1 + I
                    ( --------   )      -1
                      1 + J

where:

      I is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;


      J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer; and


      N is the number of complete months remaining in your Guarantee Period.

      We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

      For examples of how we calculate the Market Value Adjustment, see Appendix C.

                                CONTRACT CHARGES

ACCOUNT FEE


      Each year during the Accumulation Phase of your Contract we will deduct from your Account an Account Fee of $30 to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Contract Anniversary, which is the anniversary of the first day of the month after we issue your Contract. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Amount, based on the allocation of your Account Value on your Contract Anniversary.


      We will not charge you the Account Fee if:

      (1) your Account has been allocated only to the Fixed Account during the applicable Account Year; or

      (2)  your Account Value is more than $75,000 on your Account Anniversary.


      If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date.


      After the Annuity Commencement Date, we will deduct an annual Account Fee of $30 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any fee from Fixed Annuity payments.

ADMINISTRATIVE EXPENSE CHARGE

      We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse expenses we incur in administering the Contracts, the Accounts and the Variable Account that are not covered by the Account Fee.

MORTALITY AND EXPENSE RISK CHARGE

      We deduct a mortality and expense charge from the assets of the Variable Account at an effective annual rate equal to 1.25% during both the Accumulation Phase and the Income Phase. The mortality risk we assume arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live. This obligation assures each Annuitant that neither the longevity of fellow Annuitants nor an improvement in life expectancy generally will have an adverse effect on the amount of any annuity payment received under the contract. The expense risk we assume is the risk that the Account Fee and administrative expense charge we assess under the Contracts may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover the mortality and expense risks, we will bear the loss. If the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contracts.

PREMIUM TAXES


      In New York there currently is no premium tax. However, if an Owner or Payee is not a New York State resident, a premium tax may be imposed, depending on where the Owner or Payee resides. We believe that the amounts of such premium taxes currently range from 0% to 3.5%. You should consult a tax adviser to find out if your state imposes a premium tax and the amount of any tax.


      In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

SERIES FUND EXPENSES


      There are fees and charges deducted from each Series of the Series Fund. These fees and expenses are described in the Series Fund's Prospectus and Statement of Additional Information.


                                 DEATH BENEFIT


      If the Annuitant dies during the Accumulation Phase, we will pay a death benefit to your Beneficiary, using the payment method elected -- a single cash payment or one of our Annuity Options. (If you have named more than one Annuitant, the death benefit will be payable after the death of the last surviving of the Annuitants.) If the Beneficiary is not living on the date of death, we will pay the death benefit in one sum to you or, if you were the Annuitant, to your estate. We do not pay a death benefit if the Annuitant dies during the Income Phase. However, the Beneficiary will receive any payments provided under an Annuity Option that is in effect.



      If your spouse is your Beneficiary, upon your death (if you are the Annuitant) your spouse may elect to continue the Contract as the Owner, rather than receive the death benefit. In that case, the death benefit provision's of the Contract will not apply until the death of your spouse. See "Other Contract Provisions -- Death of Owner."


AMOUNT OF DEATH BENEFIT

      To calculate the amount of your death benefit, we use a "Death Benefit Date." The Death Benefit Date is the date we receive proof of the Annuitant's death in an acceptable form ("Due Proof of Death") if you have elected a death benefit payment method before the Annuitant's death and it remains effective. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive either the Beneficiary's election of payment method, or if you were the Annuitant and the Beneficiary is your spouse, the Beneficiary's election to continue the Contract. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period.

      The amount of the death benefit is determined as of the Death Benefit
Date.


      The death benefit will be the greatest of the following amounts:


      1. Your Account Value for the Valuation Period during which the Death Benefit Date occurs;


      2.  Your total Purchase Payments minus the sum of partial withdrawals;



      3. Your Account Value on the Seven-Year Anniversary immediately before the Death Benefit Date, adjusted for subsequent Purchase Payments and partial withdrawals and charges made between the Seven-Year Anniversary and the Death Benefit Date;



      4. The amount we would pay if you had surrendered your entire Account on the Death Benefit Date; and



      5. Your highest Account Value on any Contract Anniversary before the Annuitant's 81st birthday, adjusted for partial withdrawals and charges made between that Contract Anniversary and the Death Benefit Date.



      If the death benefit we pay is amount (2), (3), (4), or (5), your Account Value will be increased by the excess, if any, of that amount over amount (1). Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Money Market Series Sub-Account (without the application of a Market Value Adjustment). The Beneficiary may then transfer to the Fixed Account and begin a new Guarantee Period.


METHOD OF PAYING DEATH BENEFIT

      The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under "Income Phase -- Annuity Provisions."


      During the Accumulation Phase, you may elect the method of payment for the death benefit. If no such election is in effect on the date of the Annuitant's death, the Beneficiary may elect either a single cash payment or an annuity. If you were the Annuitant and the Beneficiary is your spouse, the Beneficiary may elect to continue the Contract. These elections are made by sending us a completed election form, which we will provide. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we will pay the death benefit in a single cash payment.


      If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant under the terms of that Annuity Option.


      Neither you nor the Beneficiary may exercise rights that would adversely affect the treatment of the Contract as an annuity contract under the Internal Revenue Code. (See "Other Contract Provisions -- Death of Owner.")


SELECTION AND CHANGE OF BENEFICIARY

      You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

PAYMENT OF DEATH BENEFIT

      Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

DUE PROOF OF DEATH

      We accept the following as proof of any person's death:

      -  an original certified copy of an official death certificate;

      - an original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

      -  any other proof we find satisfactory.

                     THE INCOME PHASE -- ANNUITY PROVISIONS

      During the Income Phase, we make regular monthly payments to your Annuitant.

      The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option or Options you have selected, and we make the first payment.

      Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described below under the heading "Annuity Options," and you cannot change the Annuity Option selected. You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. See "Cash Withdrawals, Withdrawal Charge and Market Value Adjustment."

SELECTION OF THE ANNUITANT OR CO-ANNUITANT


      You select the Annuitant in your Application. The Annuitant is the person who receives payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Options refer to the Annuitant as the "Payee."



      In a Non-Qualified Contract, if you name someone other than yourself as Annuitant, you may also select a Co-Annuitant, who will become the new Annuitant if the original Annuitant dies before the Income Phase. If you have named both an Annuitant and a Co-Annuitant, you may designate one of them to become the sole Annuitant as of the Annuity Commencement Date, if both are living at that time.


      When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Annuitant.

SELECTION OF THE ANNUITY COMMENCEMENT DATE

      You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

      - The earliest possible Annuity Commencement date is the first day of the second month following your Contract Date.


      - The latest possible Annuity Commencement Date is the first day of the month following the Annuitant's 90th birthday or, if there is a Co-Annuitant, the 90th birthday of the younger of the Annuitant and Co-Annuitant.


      -  The Annuity Commencement Date must always be the first day of a month.

      You may change the Annuity Commencement Date from time to time by sending us written notice, with the following additional limitations:

      - We must receive your notice at least 30 days before the current Annuity Commencement Date.

      - The new Annuity Commencement Date must be at least 30 days after we receive the notice.


      There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2).


ANNUITY OPTIONS

      We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for either a Variable Annuity, a Fixed Annuity, or a combination of both, except that Option E is available only for a Fixed Annuity. We may also agree to other settlement options, in our discretion.

      ANNUITY OPTION A -- LIFE ANNUITY

      We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

      ANNUITY OPTION B -- LIFE ANNUITY WITH 60, 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN


      We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.


      ANNUITY OPTION C -- JOINT AND SURVIVOR ANNUITY

      We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the last survivor dies. There is no provision for continuance of any payments to a Beneficiary.


      *ANNUITY OPTION D -- MONTHLY PAYMENTS FOR A SPECIFIED PERIOD CERTAIN



      We make monthly payments for a specified period of time from 5 to 30 years, as you elect. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive in one sum the discounted value of the remaining payments, less any applicable withdrawal charge. The discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining payments are made as described under Annuity Option B.



      *ANNUITY OPTION E -- FIXED PAYMENTS



      We hold the portion of your Adjusted Account Value selected for this option at interest, and make fixed payments in such amounts and at such times (over a period of at least five years) as you and we may agree. We continue making payments until the amount we hold is exhausted. The final payment will be for the remaining balance and may be less than the previous installments. We will credit interest yearly on the amount remaining unpaid at a rate we determine from time to time, but

------------------------


* The election of this Annuity Option may result in the imposition of a penalty tax.

never less than 3% per year (or a higher rate if specified in your Contract), compounded annually. We may change the rate at any time, but will not reduce it more frequently than once each calendar year. If the Annuitant dies before all payments have been made, the Beneficiary may elect to receive the remaining payments or the unpaid balance in one lump sum.


SELECTION OF ANNUITY OPTION


      You select one or more of the Annuity Options, which you may change from time to time during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, we will provide Annuity Option B, for a life annuity with 120 monthly payments certain. If there is more than one Annuitant living on the Annuity Commencement Date because you have named a Co-Annuitant, we will provide Annuity Option C with a 50% survivor benefit and the Co-Annuitant as the designated second person.


      You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

      There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

      REMEMBER THAT THE ANNUITY OPTIONS MAY NOT BE CHANGED ONCE ANNUITY PAYMENTS BEGIN.

AMOUNT OF ANNUITY PAYMENTS

      ADJUSTED ACCOUNT VALUE

      The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:


      - We deduct a proportional amount of the Account Fee, based on the fraction of the current Contract Year that has elapsed;


      - If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change; and

      - We deduct any applicable premium tax or similar tax if not previously deducted.

      VARIABLE ANNUITY PAYMENTS

      Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See "Annuity Payment Rates."

      To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment -- which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation

Period ending just before the date of the payment -- will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

      If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

      Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

      FIXED ANNUITY PAYMENTS

      Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either (1) the rates in your Contract, which are based on a minimum guaranteed interest rate of 3% per year, compounded annually, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See "Annuity Payment Rates."

      MINIMUM PAYMENTS

      If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

EXCHANGE OF VARIABLE ANNUITY UNITS

      During the Income Phase, the Annuitant may exchange Annuity Units from one Sub-Account to another, up to 12 times each Account Year. To make an exchange, the Annuitant sends us, at our Annuity Service Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

      We permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

ACCOUNT FEE

      During the Income Phase, we deduct the annual Account Fee of $30 in equal amounts from each Variable Annuity Payment. We do not deduct the Account Fee from Fixed Annuity payments.

ANNUITY PAYMENT RATES


      The Contract contains Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (at least 3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract (at least 3% per year, compounded annually).


      The Annuity Payment Rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contract also describes the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Options A, B and C is the 1983 Individual Annuitant Mortality Table.

ANNUITY OPTIONS AS METHOD OF PAYMENT FOR DEATH BENEFIT


      You or your Beneficiary may also select one or more Annuity Options to be used in the event of the death of the Annuitant before the Income Phase, as described under the "Death Benefit" section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.


                           OTHER CONTRACT PROVISIONS

EXERCISE OF CONTRACT RIGHTS


      A Contract belongs to the individual to whom the Contract is issued. All Contract rights and privileges can be exercised by the Owner without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant before the Annuity Commencement Date, except as the Contract otherwise provides.



      The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Annuitant. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.


CHANGE OF OWNERSHIP


      Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under
Section 408 of the Internal Revenue Code for the benefit of the Owner; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.



      The Owner of a Non-Qualified Contract may change the ownership of the Contract during the lifetime of the Annuitant and prior to the Annuity Commencement Date.



      A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.



DEATH OF OWNER



      If your Contract is a Non-Qualified Contract and you die prior to the Annuitant and before the Annuity Commencement Date, special distribution rules apply. In that case, the death benefit amount (as determined under "Amount of Death Benefit" in this Prospectus using the date we receive Due Proof of your Death as the Death Benefit Date), must be distributed to your "designated beneficiary," within the meaning of Section 72(s) of the Internal Revenue Code, either (1) as a lump sum within 5 years after your death or (2) if in the form of an annuity, over a period not greater than the life or expected life of the designated beneficiary, with payments beginning no later than one year after your death.


      The person you have named a Beneficiary under your Contract, if any, will be the "designated beneficiary." If the named Beneficiary is not living, the Annuitant automatically becomes the designated beneficiary.

      If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Owner. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse.



      If you were the Annuitant as well as the Owner, your surviving spouse (if the designated beneficiary) may elect to be named as both Owner and Annuitant and continue the Contract; in that case, we will not pay a death benefit and the Account Value will not be increased to reflect the death benefit calculation. The special distribution rules will then apply on the death of your spouse. If your spouse does not make that election, the death benefit provisions of the Contract will apply, subject to the condition that any annuity option elected complies with the special distribution requirements described above. In all other cases where you are the Annuitant, the death benefit provisions of the Contract control.


      If you are the Annuitant and you die during the Income Phase, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under the option.


      If the Owner is not a natural person, these distribution rules apply on a change in, or the death of, any Annuitant or Co-Annuitant.



      Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.


      If yours is a Qualified Contract, any distributions upon your death will be subject to the laws and regulations governing the particular retirement or deferred compensation plan in connection with which the Qualified Contract was issued.

VOTING OF SERIES FUND SHARES


      We will vote Series Fund shares held by the Sub-Accounts at meetings of shareholders of the Series Fund or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions. During the Income Phase, the Payee -- that is the Annuitant or Beneficiary entitled to receive benefits -- is the person having such voting rights. We will vote any shares attributable to us and Series Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners and Payees, as applicable.



      Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights of persons who may have such rights under plans, other than rights afforded by the Investment Company Act of 1940, or any duty to inquire as to the instructions received or the authority of Owners or others, as applicable, to instruct the voting of Series Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.



      All Series Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Series Fund. We will determine the number of Series Fund shares as to which each such person is entitled to give instructions as of the record date set by the Series Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Series Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Owner Account by the net asset value of one Series Fund share as of the same date. On or after the Annuity Commencement Date, the number of Series Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Series Fund share as of the same date. After the Annuity Commencement Date, the number of Series Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

PERIODIC REPORTS


      During the Accumulation Period we will send you at least once during each Contract Year, a statement showing the number, type and value of Accumulation Units credited to your Account and the Fixed Accumulation Value of your Account, which statement shall be accurate as of a date not more than 2 months previous to the date of mailing. These periodic statements contain important information concerning your transactions with respect to a Contract. It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.


      In addition, every person having voting rights will receive such reports or prospectuses concerning the Variable Account and the Series Fund as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. We will also send such statements reflecting transactions in your Account as may be required by applicable laws, rules and regulations.

      Upon request, we will provide you with information regarding fixed and variable accumulation values.

SUBSTITUTION OF SECURITIES


      Shares of any or all Series of the Series Fund may not always be available for investment under the Contract. We may add or delete Series or other investment companies as variable investment options under the Contracts. We may also substitute for the shares held in any Sub-Account shares of another Series or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC and the Superintendent of Insurance of the State of New York. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.


CHANGE IN OPERATION OF VARIABLE ACCOUNT


      At our election and subject to the prior approval of the Superintendent of Insurance of the State of New York and any necessary vote by persons having the right to give instructions with respect to the voting of Series Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may, subject to the prior approval of the Superintendent of Insurance of the State of New York, make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.


SPLITTING UNITS

      We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

MODIFICATION


      Upon notice to the Owner (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject;
(ii) is necessary to assure continued qualification of the Contract under the Internal

Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (iii) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (See "Change in Operation of Variable Account"); (iv) provides additional Variable Account and/or fixed accumulation options; or (v) as may otherwise be in the best interests of Owners or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.


RIGHT TO RETURN


      If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at the Annuity Service Mailing Address on the cover of this Prospectus within 10 days after it was delivered to you. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value at the end of the Valuation Period during which we received it.



      If you are establishing an Individual Retirement Account ("IRA"), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Contract Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow an Owner establishing an IRA a "ten day free-look," notwithstanding the provisions of the Internal Revenue Code.


                               FEDERAL TAX STATUS

INTRODUCTION


      This section describes general federal income tax consequences based upon our understanding of current federal tax laws. Actual federal tax consequences may vary depending on, among other things, the type of retirement plan with which you use a Contract. Also, Congress has the power to enact legislation affecting the tax treatment of annuity contracts, and such legislation could apply retroactively to Contracts that you purchased before the date of enactment. We do not make any guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.


DEDUCTIBILITY OF PURCHASE PAYMENTS

      For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible.

PRE-DISTRIBUTION TAXATION OF CONTRACTS

      Generally, an increase in the value of a Contract will not give rise to tax, prior to distribution.


      However, corporate (or other non-natural person) Owners of Non-Qualified Contracts incur current tax, regardless of distribution, on Contract value increases. Such current taxation does not apply, though, to (i) immediate annuities, which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase, or (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).



      The Internal Revenue Service could assert that Owners under both Qualified Contracts and Non-Qualified Contracts annually receive a taxable deemed distribution equal to the cost of any life insurance benefit under the Contract.

      You should note that qualified retirement investments automatically provide tax deferral regardless of whether the underlying contract is an annuity.


DISTRIBUTIONS AND WITHDRAWALS FROM NON-QUALIFIED CONTRACTS

      The Account Value will include an amount attributable to Purchase Payments, the return of which is not taxable, and an amount attributable to investment earnings, the return of which is taxable at ordinary income rates. The relative portions of a distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the timing of the distribution.


      If you withdraw less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, you must treat the withdrawal first as a return of investment earnings. You may treat only withdrawals in excess of the amount of the Account Value attributable to investment earnings as a return of Purchase Payments. Account Value amounts assigned or pledged as collateral for a loan will be treated as if withdrawn from the Contract.


      If a Payee receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, however, the Payee treats a portion of each payment as a nontaxable return of Purchase Payments. In general, the nontaxable portion of such a payment bears the same ratio to the total payment as the Purchase Payments bear to the Payee's expected return under the Contract. The remainder of the payment constitutes a taxable return of investment earnings. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, all future distributions constitute fully taxable ordinary income. If the Annuitant dies before the Payee recovers the full amount of Purchase Payments, the Payee may deduct an amount equal to unrecovered Purchase Payments.


      Upon the transfer of a Non-Qualified Contract by gift (other than to the Owner's spouse), the Owner must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.



      A penalty tax of 10% may apply to taxable cash withdrawals and lump-sum payments from Non-Qualified Contracts. This penalty will not apply in certain circumstances, such as distributions pursuant to the death of the Owner or distributions under an immediate annuity (as defined above), or after age
59 1/2.


DISTRIBUTIONS AND WITHDRAWALS FROM QUALIFIED CONTRACTS

      Generally, distributions from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will, except in certain circumstances, apply to distributions prior to age 59 1/2.


      Distributions from a Qualified Contract are not subject to current taxation or a 10% penalty, however, if:


      - the distribution is not a hardship distribution or part of a series of payments for life or for a specified period of 10 years or more (an "eligible rollover distribution"), and


      - the Owner or Payee rolls over the distribution (with or without actually receiving the distribution) into a qualified retirement plan eligible to receive the rollover.



      Only you or your spouse may elect to roll over a distribution to an eligible retirement plan.


WITHHOLDING


      In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from a Contract issued for use with an individual retirement account), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Owner or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your spouse may elect a direct rollover. In the case of a distribution from (i) a Non-Qualified Contract, (ii) a Qualified Contract issued for use with an individual retirement account, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Owner or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.


PURCHASE OF IMMEDIATE ANNUITY CONTRACT AND DEFERRED ANNUITY CONTRACT


      You should consider the following information only if you intend to purchase an immediate annuity contract and a deferred annuity contract together. We understand that the Treasury Department might reconsider the tax treatment of annuity payments under an immediate annuity contract (as defined above) purchased together with a deferred annuity contract. We believe that any adverse change in the existing tax treatment of such immediate annuity contracts would not apply to Contracts issued before the Treasury Department announces the change. However, there can be no assurance that the Treasury Department will not apply any such change retroactively.


INVESTMENT DIVERSIFICATION AND CONTROL


      The Treasury Department has issued regulations that prescribe investment diversification requirements for mutual fund series underlying nonqualified variable contracts. Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. Contracts that do not meet the guidelines are subject to current taxation on annual increases in value. We believe that each Series of the Series Fund complies with these regulations. The preamble to the regulations states that the Internal Revenue Service may promulgate guidelines under which an owner's excessive control over investments underlying the contract will preclude the contract from qualifying as an annuity for federal tax purposes. We cannot predict whether such guidelines, if in fact promulgated, will be retroactive. We will take any action (including modification of the Contract and/or the Variable Account) necessary to comply with any retroactive guidelines.


TAX TREATMENT OF THE COMPANY AND THE VARIABLE ACCOUNT

      As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. We will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

QUALIFIED RETIREMENT PLANS


      You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions. Owners, Payees, Beneficiaries, and administrators of qualified retirement plans should consider, with the guidance of a tax adviser, whether the death benefit payable under the Contract affects the qualified status of their retirement plan.


PENSION AND PROFIT-SHARING PLANS

      Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Tax Equity and Fiscal Responsibility Act of 1982 eliminated most differences between qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons may therefore use Qualified Contracts as a funding vehicle for their retirement plans, as a general rule.

TAX-SHELTERED ANNUITIES

      Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.


      If the Contracts are to receive tax deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Owner attains age 59 1/2, separates from service with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, and (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989. It is permissible, however, to withdraw post-1988 salary reduction contributions in cases of financial hardship. While the Internal Revenue Service has not issued specific rules defining financial hardship, we expect that to qualify for a hardship distribution, the Owner must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.



      Under the terms of a particular Section 403(b) plan, the Owner may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Owners should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.


INDIVIDUAL RETIREMENT ACCOUNTS

      Sections 219 and 408 of the Code permit eligible individuals to contribute to an individual retirement program, including Simplified Employee Pension Plans, Employer/Association of Employees Established Individual Retirement Account Trusts, and Simple Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. If we sell Contracts for use with IRAs, the Internal Revenue Service or other agency may impose supplementary information requirements. We will provide purchasers of the Contracts for such purposes with any necessary information. You will have the right to revoke the Contract under certain circumstances, as described in the section of this Prospectus entitled "Right to Return."

ROTH IRAS


      Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If an individual converts a traditional IRA into a Roth IRA, the full amount of the IRA is included in taxable income. The Internal Revenue Service and other agencies may impose special information requirements with respect to Roth IRAs. If and when we make Contracts available for use with Roth IRAs, we will provide any necessary information.

                        ADMINISTRATION OF THE CONTRACTS


      We perform certain administrative functions relating to the Contracts, Owner Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Owner Account number and type, the status of each Owner Account and other pertinent information necessary to the administration and operation of the Contracts; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.


                         DISTRIBUTION OF THE CONTRACTS


      We offer the Contracts on a continuous basis. The Contracts are sold by licensed insurance agents in the State of New York. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon, a wholly-owned subsidiary of our parent company, Sun Life (U.S.), is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.



      Commissions and other distribution compensation will be paid by the Company to the selling agents and will not be more than 7.10% of Purchase Payments. In addition, after the first Contract Year, broker-dealers who have entered into distribution agreements with the Company may receive an annual renewal commission of no more than 1.00% of the Owner's Account Value. Commissions will not be paid with respect to Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contracts, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading "Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates." During 1996, 1997 and 1998, approximately $217,000, $532,000 and
$468,300, respectively, was paid to and retained by Clarendon in connection with the distribution of the Contracts.


                            PERFORMANCE INFORMATION


      From time to time the Variable Account may publish reports to shareholders, sales literature and advertisements containing performance information relating to the Sub-Accounts. This information may include standardized and non-standardized "Average Annual Total Return," "Cumulative Growth Rate" and "Compound Growth Rate." The Government Securities Series Sub-Account and the High Yield Series Sub-Account may also advertise "yield." The Money Market Series Sub-Account may advertise "yield" and "effective yield."



      Average Annual Total Return measures the net income of the variable option and any realized or unrealized gains or losses of the Series in which it invests, over the period stated. Average Annual Total Return figures are annualized and represent the average annual percentage change in the value of an investment in a variable option over that period. Standardized Average Annual Total Return information covers the period after we started offering the Regatta products in New York or, if shorter, the life of the Series. Non-standardized Average Annual Total Return covers the life of each Series, which may predate the Regatta New York product. Cumulative Growth Rate represents the cumulative change in the value of an investment in the variable option for the period stated, and is arrived at by calculating the change in the Accumulation Unit Value of a variable option between the first and the last day of the period being measured. The difference is expressed as a percentage of the Accumulation Unit Value at the beginning of the base period. "Compound Growth Rate" is an annualized measure, calculated by applying a formula that determines the level of return which, if earned over the entire period, would produce the cumulative return.

      Average Annual Total Return figures assume an initial purchase payment of $1,000 and reflect all applicable withdrawal and Contract charges. The Cumulative Growth Rate and Compound Growth Rate figures that we advertise do not reflect withdrawal charges or the Account Fee, although they reflect all recurring charges. Results calculated without withdrawal and/or certain Contract charges will be higher. We may also use other types of rates of return that do not reflect withdrawal and Contract charges.

      The performance figures used by the Variable Account are based on the actual historical performance of the Series Fund for the specified periods, and the figures are not intended to indicate future performance. For periods before the date the Contracts became available, we calculate the performance information for the Sub-Account on a hypothetical basis. To do this, we reflect deductions of the current Contract fees and charges from the historical performance of the corresponding series.


      Yield is a measure of the net dividend and interest income earned over a specific one month or 30-day period (7-day period for the Money Market Series Sub-Account), expressed as a percentage of the value of the Sub-Account's Accumulation Units. Yield is an annualized figure, which means that we assume that the Sub-Account generates the same level of net income over a one-year period and compound that income on a semi-annual basis. We calculate the effective yield for the Money Market Series Sub-Account similarly, but include the increase due to assumed compounding. The Money Market Series Sub-Account's effective yield will be slightly higher than its yield as a result of its compounding effect.


      The Variable Account may also from time to time compare its investment performance to various unmanaged indices or other variable annuities and may refer to certain rating and other organizations in its marketing materials. More information on performance and our computations is set forth in the Statement of Additional Information.


      The Company may also advertise the ratings and other information assigned to it by independent industry ratings organizations. Some of these organizations are A.M. Best, Moody's Investor's Service, Standard and Poor's Insurance Rating Services, and Duff and Phelps. Each year, A.M. Best reviews the financial status of thousands of insurers, culminating in the assignment of Best's rating. These ratings reflect A.M. Best's current opinion of the relevant financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's ratings range from A++ to F. Standard and Poor's and Duff and Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurance company's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Sub-Accounts.


      We may also advertise endorsements from organizations, individuals or other parties that recommend the Company or the Contracts. We may occasionally include in advertisements (1) comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets; or (2) discussions of alternative investment vehicles and general economic conditions.

                             AVAILABLE INFORMATION

      The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

      In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements. You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: WASHINGTON, D.C. -- 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; CHICAGO, ILLINOIS -- 500 West Madison Street, Chicago, IL 60661; NEW YORK, NEW YORK -- 7 World Trade Center, 13th Floor, New York, NY 10048. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http://www.sec.gov).

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

      The Company's Annual Report on Form 10-K for the year ended December 31, 1998 filed with the SEC is incorporated by reference in this Prospectus. Any statement contained in a document we incorporate by reference is deemed modified or superceded to the extent that a later filed document, including this Prospectus, shall modify or supercede that statement. Any statement so modified or superceded shall not be deemed, except as so modified or superceded, to constitute part of this Prospectus.


      The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the document referred to above which has been incorporated by reference in this Prospectus, other than exhibits to such document (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such document should be directed to Steven I. Rosenthal, Assistant Vice President, Sun Life Insurance and Annuity Company of New York, 80 Broad Street, New York, New York 10004, telephone (212) 943-3855 or (800) 447-7569.


                    ADDITIONAL INFORMATION ABOUT THE COMPANY

BUSINESS OF THE COMPANY

      We are engaged in the sale of individual variable life insurance and individual and group fixed and variable annuities. These contracts are sold in both the tax qualified and non-tax qualified markets. These products are distributed through individual insurance agents, insurance brokers and registered broker-dealers.


SELECTED FINANCIAL DATA



      The following selected financial data for the Company should be read in conjunction with the Company's financial statements and notes thereto included in this Prospectus on page 42.



                                                                     FOR THE YEARS ENDED DECEMBER 31
                                                     ---------------------------------------------------------------
                                                        1998         1997         1996         1995         1994
                                                     -----------  -----------  -----------  -----------  -----------
                                                                            (IN $ THOUSANDS)
 Revenues
   Premiums, annuity deposits and other revenue      $            $   139,469  $    83,711  $    85,446  $    75,997
   Net investment income                                   6,718        9,344       13,019       19,204       22,698
                                                     -----------  -----------  -----------  -----------  -----------
                                                                      148,813       96,730      104,650       98,695
                                                     -----------  -----------  -----------  -----------  -----------
 Benefits and expenses
   Policyholder benefits                                               97,787       62,591       59,695       47,708
   Other expenses                                                      45,538       29,358       41,557       45,146
                                                     -----------  -----------  -----------  -----------  -----------
                                                                      143,325       91,949      101,252       92,854
                                                     -----------  -----------  -----------  -----------  -----------
 Income from operations before federal income tax
   expense                                                 8,768        5,488        4,781        3,398        5,841
   Federal income tax (excluding tax on capital
     losses)                                               2,070        2,315        1,939        2,447        1,017
                                                     -----------  -----------  -----------  -----------  -----------
 Income from operations after federal income tax
   expense and before realized capital losses              6,698        3,173        2,842          951        4,824
   Net realized capital gains (losses) less capital
     gains tax                                               (13)         183         (439)         (21)        (469)
                                                     -----------  -----------  -----------  -----------  -----------
 Net Income                                          $     6,685  $     3,356  $     2,403  $       930  $     4,355
                                                     -----------  -----------  -----------  -----------  -----------
                                                     -----------  -----------  -----------  -----------  -----------
 Total Assets                                        $            $   624,099  $   518,033  $   520,169  $   503,982
                                                     -----------  -----------  -----------  -----------  -----------
                                                     -----------  -----------  -----------  -----------  -----------

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS



      RESULTS OF OPERATIONS



      The Company had net income of $6,685,000 for 1998 as compared to $3,356,000 for 1997. The increase in net income between years was due directly to higher earnings in the annuity and group disability businesses and an over-accrued federal income tax provision at December 31, 1997, offset by lower earnings from group life insurance. The increase in annuity income was primarily due to higher fee income from market appreciation on separate account assets and lower reserve strain from lower fixed annuity sales in 1998. The increase in group health income was due directly to lower group accident and health reserves from more favorable long term disability claims experience, while group life earnings declined primarily from increased claims experience and higher reserves offset by higher premium income.



      YEAR 2000 COMPLIANCE



      During the fourth quarter of 1996, Sun Life (Canada) began a comprehensive analysis of its information technology ("IT") and non-IT systems, including its hardware, software, data, data feed products, and internal and external supporting services, to ensure the ability of these systems to correctly process date calculations through the year 2000 and beyond. Sun Life (Canada) created a full-time Year 2000 project team in early 1997 to manage this endeavor across the Company. This team, which works with dedicated personnel from all business units and with the legal and audit departments, reports directly to the Company's senior management on a monthly basis. In addition, Sun Life (Canada)'s Year 2000 project is periodically reviewed by internal and external auditors.



      To date, all relevant systems have been identified and their components inventoried, needed resolutions have been documented, timelines and project plans have been developed, remediation and testing are in process. Over 90% of the components have been remediated, tested and are certified as Year 2000 compliant. The majority of the remaining components are in the testing phase and will be certified over the course of the year.



      In mid-1997, the project team contacted all key vendors to obtain either their certification for the products and services provided or their plan to make those products and services compliant. Approximately 95% of these vendors have responded and the project team has reviewed the responses, validated and conducted tests with the vendors where appropriate. In addition, the project team continues to work with critical business partners, such as third-party administrators, investment property managers, investment mortgage correspondents, and others, with the goal that these partners will continue to be able to support the Company's objective of assuring Year 2000 compliance.



      Non-IT applications, including building security, HVAC systems, and other such systems, will be tested. Compliant client server and mainframe environments have been built which allow for testing of critical dates such as December 31, 1999, January 1, 2000, February 28, 2000, February 29, 2000 and March 1, 2000
without impact to current production.



      Although the Company expects all critical systems to be Year 2000 compliant before the end of 1999, there can be no assurance that this result will be completely achieved. Factors giving rise to this uncertainty include possible loss of technical resources to perform the work, failure to identify all susceptible systems, non-compliance by third-parties whose systems and operations affect the Company, and other similar uncertainties. A possible worst-case scenario might include one or more of the Company's significant systems being non-compliant. Such a scenario could result in material disruption to the Company's operations. Consequences of such disruptions could include, among other possibilities, the inability to update customers' accounts, process payments and other financial transactions; and report accurate data to management, customers, regulators, and others. Consequences also could include business interruptions or shutdowns, reputational harm, increased scrutiny by regulators, and litigation related to Year 2000 issues. Such potential consequences, depending on their nature and duration, could have a material impact on the Company's results of operations and financial position.



      In order to mitigate the risks to the Company of material adverse operational or financial impacts from failure to achieve planned Year 2000 compliance, Sun Life (Canada) has established contingency planning at the business unit and corporate levels. Each business unit has ranked its applications as being of high, medium or low business risk to ensure that the most critical are addressed first. The business units also have developed alternate plans of action where possible, and established dates for the alternate plans to be enacted. On the corporate level, Sun Life (Canada) is in the process of enhancing its business continuation plan, by identifying minimum requirements for facilities, computing, staffing, and other factors; and it is developing a plan to support those requirements.



      As of year-end 1998, the Company expended, cumulatively, approximately $222,000 on its Year 2000 effort, and it expects to incur a further $70,000 on this effort in 1999.



      CAUTIONARY STATEMENT



      The Private Securities Litigation Reform Act of 1995 defines forward looking statements as statements not based on historical fact. This Prospectus includes forward looking statements by the Company. These statements relate to such topics as to Year 2000 compliance, volume growth, market share, and financial goals. It is important to understand that these forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those that the statements anticipate. These risks and uncertainties may concern, among other things:



    - The Company's ability to identify and address Year 2000 issues successfully, in a timely manner, and at reasonable cost. They also may concern the ability of the Company's vendors, suppliers, other service providers, and customers to successfully address their own Year 2000 issues in a timely manner.



    - Heightened competition, particularly in terms of price, product features, and distribution capability, which could constrain the Company's growth and profitability.



    - Changes in interest rates and market conditions.



    - Regulatory and legislative developments.



QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK.



      This discussion covers market risks associated with investment portfolios that support the Company's general account liabilities. This discussion does not cover market risks associated with those investment portfolios that support separate account products. For these products, the policyholder, rather than the Company, assumes these market risks.



      GENERAL



      The assets of the general account are available to support general account liabilities. For purposes of managing these assets in relation to these liabilities, the company notionally segments these assets by product or by groups of products. The Company manages each segment's assets based on an investment policy statement that it has established for that segment. The policy statement discusses the segment's liability characteristics and liquidity requirements, provides cash flow estimates, and sets targets for asset mix, duration, and quality. Each quarter, investment and business unit managers review these policy statements to ensure that the policies remain appropriate, taking into account each segment's liability characteristics.



      TYPES OF MARKET RISKS



      The Company's stringent underwriting standards and practices have resulted in high-quality portfolios and have the effect of limiting credit risk. It is the Company's policy, for example, not to purchase below-investment-grade securities. Also, as a matter of investment policy, the Company assumes no foreign currency or commodity risk; nor does it assume equity price risk except to the extent that it holds real estate in its portfolios. The management of interest rate risk exposure is discussed below.

      INTEREST RATE RISK MANAGEMENT



      The Company's fixed interest rate liabilities are primarily supported by well diversified portfolios of fixed interest investments. All of these fixed interest investments are held for other than trading purposes and can include publicly issued and privately placed bonds and commercial mortgage loans. Public bonds can include Treasury bonds, corporate bonds, and money market instruments. The Company's fixed income portfolios also hold securitized assets, including mortgage-backed securities (MBS) and asset-backed securities. These securities are subject to the same standards applied to other portfolio investments, including relative value criteria and diversification guidelines. In portfolios backing interest-sensitive liabilities, the Company's policy is to limit MBS holdings to less than 10% of total portfolio assets. In all portfolios, the Company restricts MBS investments to pass-through securities issued by U.S. government agencies and to collateralized mortgage obligations, which are expected to exhibit relatively low volatility. The Company does not engage in leveraged transactions and it does not invest in the more speculative forms of these instruments such as the interest-only, principal-only, inverse floater, or residual tranches.



      Changes in the level of domestic interest rates affect the market value of fixed interest assets and liabilities. Segments whose liabilities mainly arise from the sale of products containing interest rate guarantees for certain terms are sensitive to changes in interest rates. In these segments, the Company uses "immunization" strategies, which are specifically designed to minimize the loss from wide fluctuations in interest rates. The Company supports these strategies using analytical and modeling software acquired from outside vendors.



      Significant features of the Company's immunization models include:



    - an economic or market value basis for both assets and liabilities;



    - an option pricing methodology;



    - the use of effective duration and convexity to measure interest rate sensitivity;



    - the use of "key rate durations" to estimate interest rate exposure at different parts of the yield curve and to estimate the exposure to non-parallel shifts in the yield curve.



      The Company's Interest Rate Risk Committee meets monthly. After reviewing duration analyses, market conditions and forecasts, the Committee develops specific asset management strategies for the interest-sensitive portfolios. These strategies may involve managing to achieve small intentional mismatches, either in terms of total effective duration or for certain key rate durations, between the liabilities and related assets of particular segments. The Company manages these mismatches to a tolerance range of plus or minus 0.5.



      Liabilities categorized as financial instruments and held in the Company's general account at December 31, 1998 had a fair value of $29.2 million. Fixed income investments supporting those liabilities had a fair value of $82.3 million at that date. The Company performed a sensitivity analysis on these interest-sensitive liabilities and assets at December 31, 1998. The analysis showed that if there were an immediate increase of 100 basis points in interest rates, the fair value of the liabilities would show a net decrease of $.7 million and the corresponding assets would show a net decrease of $2.4 million.



      The Company produced these estimates using computer models. Since these models reflect assumptions about the future, they contain an element of uncertainty. For example, the models contain assumptions about future policyholder behavior and asset cash flows. Actual policyholder behavior and asset cash flows could differ from what the models show. As a result, the models' estimates of duration and market values may not reflect what actually will occur. The models are further limited by the fact that they do not provide for the possibility that management action could be taken to mitigate adverse results. The Company believes that this limitation is one of conservatism; that is, it will tend to cause the models to produce estimates that are generally worse than one might actually expect, all other things being equal.

      Based on its processes for analyzing and managing interest rate risk, the Company believes its exposure to interest rate changes will not materially affect its near-term financial position, results of operations, or cash flows.


COMPETITION


      The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities marketing insurance products. There are approximately 150 insurers in the life insurance business in the State of New York.



EMPLOYEES



      As of December 31, 1998, the Company had 30 direct employees who are employed at its Home Office.


PROPERTIES


      The Company owns no properties.



      The Company leases two separate facilities for its annuity operations and group sales offices. On February 24, 1999, the Company terminated the lease associated with its annuity operations office as it intends to consolidate the functions performed at this facility with its parent company, Sun Life (U.S.). The group sales office lease is scheduled to expire in July 1999.


STATE REGULATION


      The Company is subject to the laws of the State of New York governing life insurance companies and to regulation by the Superintendent of Insurance of New York. An annual statement is filed with the Superintendent of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Superintendent or his agents at any time and a full examination of its operations is conducted at periodic intervals.



      The Superintendent of Insurance has broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted.



      In addition, affiliated groups of insurers, such as the Company, its parent and its affiliates, are regulated under insurance holding company legislation in New York and certain other states. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved.



      Under insurance guaranty fund laws in New York, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.


      Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

                               LEGAL PROCEEDINGS


      There are no pending legal proceedings affecting the Variable Account. We are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.


                                  ACCOUNTANTS

      The financial statements of the Variable Account for the year ended December 31, 1998 included in the Statement of Additional Information and the statutory financial statements of the Company for the years ended December 31, 1998, 1997 and 1996 included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                              FINANCIAL STATEMENTS

      The financial statements of the Company which are included in this Prospectus should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Series Fund shares held in the Sub-Accounts of the Variable Account.

      The financial statements of the Variable Account for the year ended December 31, 1998 are included in the Statement of Additional Information.

                            ------------------------

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.))

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND
CAPITAL STOCK AND SURPLUS

                                                 DECEMBER 31,
                                          --------------------------
                                              1998          1997
                                          ------------  ------------
ADMITTED ASSETS
General Account Assets:
    Bonds                                 $ 57,916,869  $ 61,703,336
    Mortgage loans on real estate           17,657,672    25,787,001
    Properties acquired in satisfaction
      of debt                                1,755,854       --
    Policy loans                               625,023       636,277
    Cash and short-term investments          5,928,556    10,120,237
    Life insurance premiums and annuity
      considerations due and uncollected       667,087       791,011
    Accident and health premiums due and
      unpaid                                   156,493       158,858
    Investment income due and accrued          780,020     1,083,939
    Other assets                               183,602       497,790
                                          ------------  ------------
    General account assets                  85,671,176   100,778,449
Separate Account Assets:
    Unitized                               527,942,310   406,430,585
    Non-unitized                           100,064,243   116,889,545
                                          ------------  ------------
    Total Admitted Assets                 $713,677,729  $624,098,579
                                          ------------  ------------
                                          ------------  ------------
LIABILITIES, CAPITAL STOCK AND SURPLUS
General Account Liabilities:
    Aggregate reserve for life policies
      and contracts                       $ 22,578,780  $ 22,374,626
    Aggregate reserve for accident and
      health policies                        7,830,000     7,414,000
    Policy and contract claims               2,174,704     1,912,737
    Liability for premium and other
      deposit funds                         20,807,840    31,341,254
    Interest maintenance reserve               830,941       885,581
    Commissions to agents due or accrued       374,826       521,106
    General expenses due or accrued            369,524       415,105
    Transfers from Separate Accounts due
      or accrued                           (15,992,081)   (7,224,058)
    Taxes, licenses and fees due or
      accrued                                   64,813       114,986
    Federal income taxes due or accrued        700,000     1,000,000
    Asset valuation reserve                  1,047,787     1,346,335
    Payable to parent, subsidiaries and
      affiliates                             1,218,745     1,266,475
    Other liabilities                          684,361       810,594
                                          ------------  ------------
    General account liabilities             42,690,240    62,178,741
Separate Account Liabilities:
    Unitized                               527,751,720   406,249,110
    Non-unitized                           100,064,243   116,889,545
                                          ------------  ------------
    Total liabilities                      670,506,203   585,317,396
                                          ------------  ------------
CAPITAL STOCK AND SURPLUS
    Capital Stock--Par value $1,000;
      authorized issued and outstanding;
      2,000 shares                           2,000,000     2,000,000
                                          ------------  ------------
    Gross paid in and contributed
      surplus                               29,500,000    29,500,000
    Group life contingency reserve fund        812,391       180,457
    Unassigned funds                        10,859,135     7,100,726
                                          ------------  ------------
    Total Surplus                           41,171,526    36,781,183
                                          ------------  ------------
    Capital stock and surplus               43,171,526    38,781,183
                                          ------------  ------------
    Total liabilities, capital stock and
      surplus                             $713,677,729  $624,098,579
                                          ------------  ------------
                                          ------------  ------------

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-Owned Subsidiary of Sun Life Assurance Company Of Canada (U.S.)) STATUTORY STATEMENTS OF OPERATIONS

                                                  YEARS ENDED DECEMBER 31,
                                          ----------------------------------------
                                              1998          1997          1996
                                          ------------  ------------  ------------
INCOME:
    Premiums and annuity considerations   $ 16,979,974  $ 16,013,160  $ 10,880,575
    Deposit-type funds                      84,013,114   115,692,429    67,770,004
    Net investment income                    6,397,852     8,824,668    12,313,903
    Amortization of interest maintenance
      reserve                                  319,812       519,001       704,763
    Net gain from operations from
      Separate Accounts                          9,115         8,743         8,101
    Income from fees associated with
      investment management,
      administration and contract
      guarantees from Separate Accounts      6,262,374     4,707,296     3,591,170
    Other income                             1,179,261       657,755       701,242
                                          ------------  ------------  ------------
    Total Income                           115,161,502   146,423,052    95,969,758
                                          ------------  ------------  ------------
BENEFITS AND EXPENSES:
    Death benefits                           6,237,281     4,916,746     2,881,367
    Annuity benefits                         5,758,805     5,439,091     7,175,995
    Disability benefits and benefits
      under accident and health policies     1,094,851       939,635       464,615
    Surrender benefits and other fund
      withdrawals                           73,863,143    79,016,904   114,578,203
    Interest on policy or contract funds       101,516        75,069        83,323
    Increase in aggregate reserves for
      life and accident and health
      policies and contracts                   620,154     5,199,040     1,550,701
    Decrease in liability for premium
      and other deposit funds              (10,533,414)  (30,405,893)  (67,996,389)
                                          ------------  ------------  ------------
    Total Benefits                          77,142,336    65,180,592    58,737,815
    Commissions on premiums and annuity
      considerations (direct business
      only)                                  4,850,390     5,582,738     3,047,358
    General insurance expenses               7,017,562     7,687,478     6,093,131
    Insurance taxes, licenses and fees,
      excluding federal income taxes           709,440       788,386       729,244
    Net transfers to Separate Accounts      16,673,071    61,695,832    22,581,654
                                          ------------  ------------  ------------
    Total Benefits and Expenses            106,392,799   140,935,026    91,189,202
                                          ------------  ------------  ------------
    Net gain from operations before
      federal income taxes                   8,768,703     5,488,026     4,780,556
    Federal income taxes incurred
      (excluding tax on capital gains)       2,070,545     2,315,259     1,938,734
                                          ------------  ------------  ------------
    Net gain from operations after
      federal income taxes and before
      realized capital gains                 6,698,158     3,172,767     2,841,822
    Net realized capital (losses) gains
      less capital gains tax and
      transferred to the interest
      maintenance reserve                      (13,249)      183,262      (439,101)
                                          ------------  ------------  ------------
NET INCOME                                $  6,684,909  $  3,356,029  $  2,402,721
                                          ------------  ------------  ------------
                                          ------------  ------------  ------------

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-Owned Subsidiary of Sun Life Assurance Company Of Canada (U.S.)) STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

                                                YEARS ENDED DECEMBER 31,
                                          -------------------------------------
                                             1998         1997         1996
                                          -----------  -----------  -----------
Capital and surplus, beginning of year    $38,781,183  $34,802,643  $31,964,414
                                          -----------  -----------  -----------
Net income                                  6,684,909    3,356,029    2,402,721
Change in net unrealized capital gains        359,000      138,000      702,000
Change in nonadmitted assets and related
 items                                         47,886      (14,391)      32,888
Change in asset valuation reserve             298,548      498,902     (299,380)
Dividend to stockholder                    (3,000,000)          --           --
                                          -----------  -----------  -----------
Net change in capital and surplus for
 the year                                   4,390,343    3,978,540    2,838,229
                                          -----------  -----------  -----------
Capital and surplus, end of year          $43,171,526  $38,781,183  $34,802,643
                                          -----------  -----------  -----------
                                          -----------  -----------  -----------

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.)) STATUTORY STATEMENTS OF CASH FLOW

                                                  YEARS ENDED DECEMBER 31,
                                          ----------------------------------------
                                              1998          1997          1996
                                          ------------  ------------  ------------
Cash Provided
  Premiums, annuity considerations and
    deposit funds received                $101,168,181  $138,347,877  $ 82,896,939
  Net investment income                      6,731,025     9,707,801    14,106,521
  Fees associated with investment
    management, administration and
    contract guarantees from Separate
    Accounts                                 6,262,374     4,707,296     3,591,170
  Fee income                                 1,179,261       657,755       701,242
                                          ------------  ------------  ------------
Total receipts                             115,340,841   153,420,729   101,295,872
                                          ------------  ------------  ------------
  Benefits paid                             86,793,629   122,170,301   128,975,968
  Insurance expenses and taxes paid         12,819,426    13,540,362     9,712,774
  Net cash transfers to separate
    accounts                                25,441,094    41,721,173    25,804,874
  Federal income tax payments (excluding
    tax on capital gains)                    2,370,545     1,715,259     2,909,899
                                          ------------  ------------  ------------
Total payments                             127,424,694   179,147,095   167,403,515
                                          ------------  ------------  ------------
Net cash from operations                   (12,083,853)  (25,726,366)  (66,107,643)
                                          ------------  ------------  ------------
  Proceeds from long-term investments
    sold, matured or repaid (after
    deducting taxes on capital gains of
    $135,651 for 1998, $222,860 for 1997
    and ($112,405) for 1996)                37,410,774    59,132,310    86,583,714
  Other cash provided                          813,054       325,543     4,654,856
                                          ------------  ------------  ------------
Total cash provided                         38,223,828    59,457,853    91,238,570
                                          ------------  ------------  ------------
Cash applied
  Cost of long-term investments acquired   (26,671,265)  (27,369,138)  (28,654,582)
  Other cash applied                        (3,660,391)     (857,106)     (166,107)
                                          ------------  ------------  ------------
Total cash applied                         (30,331,656)  (28,226,244)  (28,820,689)
                                          ------------  ------------  ------------
Net change in cash and short-term
 investments                                (4,191,681)    5,505,243    (3,689,762)
Cash and short-term investments:
Beginning of year                           10,120,237     4,614,994     8,304,756
                                          ------------  ------------  ------------
End of year                               $  5,928,556  $ 10,120,237  $  4,614,994
                                          ------------  ------------  ------------
                                          ------------  ------------  ------------

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996


1.  DESCRIPTION OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



GENERAL


Sun Life Insurance and Annuity Company of New York (the "Company") is incorporated as a life insurance company and is currently engaged in the sale of individual fixed and variable annuities, group life and group long-term disability insurance. The parent company, Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"), is ultimately a wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life (Canada)"), a mutual life insurance company.

The Company, which is domiciled in the State of New York, prepares its financial statements in accordance with statutory accounting practices prescribed or permitted by the Insurance Department of the State of New York. Prescribed accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as New York State laws, regulations and general administrative rules. Permitted accounting practices encompass all accounting practices not so prescribed. The permitted accounting practices adopted by the Company are not material to the financial statements. Prior to 1996, statutory accounting practices were recognized by the insurance industry and the accounting profession as generally accepted accounting principles ("GAAP") for mutual life insurance companies and stock life insurance companies wholly owned by mutual life insurance companies. In April of 1993, the Financial Accounting Standards Board ("FASB") issued an interpretation (the "Interpretation") which became effective in 1996 that has changed the previous practice of mutual life insurance companies (and stock life insurance companies that are wholly owned subsidiaries of mutual life insurance companies) with respect to utilizing statutory basis financial statements for general purposes, in that it will no longer allow such financial statements to be described as having been prepared in conformity with GAAP. Consequently, these financial statements prepared in conformity with statutory accounting practices as described above, vary from and are not intended to present the Company's financial position, results of operations or cash flow in conformity with GAAP. (See Note 17 for further discussion relative to the Company's basis of financial statement presentation.) The effects on the financial statements of the variances between the statutory basis of accounting and GAAP, although not reasonably determinable, are presumed to be material.


INVESTED ASSETS


Bonds are carried at cost adjusted for amortization of premium or accrual of discount. Mortgage loans acquired at a premium or discount are carried at amortized values and other mortgage loans at the amounts of the unpaid balances. Real estate investments are carried at the lower of cost, adjusted for accumulated depreciation, or appraised value less encumbrances. Short-term investments are carried at amortized cost which approximates fair value. Depreciation of buildings and improvements is calculated using the straight-line method over the estimated useful life of the property, generally three to sixteen years.


POLICY AND CONTRACT RESERVES


The reserves for group life insurance, group long-term disability insurance and annuity contracts, developed by accepted actuarial methods, have been established and maintained on the basis of published mortality and morbidity tables using assumed interest rates and valuation methods that will provide reserves at least as great as those required by law and contract provisions.


INCOME AND EXPENSES


For group life, group long-term disability and annuity contracts, premiums are recognized as revenues over the premium paying period, whereas commissions and other costs applicable to the acquisition of new business are charged to operations as incurred.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996


1. DESCRIPTION OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


SEPARATE ACCOUNTS


The Company has established unitized separate accounts applicable to individual qualified and nonqualified variable annuity contracts.

Assets and liabilities of the separate accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contract holders, are shown as separate captions in the statutory financial statements. Assets held in the separate accounts are carried at market values as determined by the quoted market prices of the underlying investments.

The Company has also established a nonunitized separate account for amounts allocated to the fixed portion of a certain combination fixed/variable deferred annuity contracts. The assets of this account are available to fund general account liabilities and general account assets are available to fund liabilities of this account.

Gains (losses) from mortality experience and investment experience of the separate accounts, not applicable to contract owners, are transferred to (from) the general account. Accumulated gains (losses) that have not been transferred are recorded as payable (receivable) to (from) the general account. Transfers from separate accounts due or accrued amounted to $15,992,000 in 1998 and $7,224,000 in 1997.


CHANGES IN ACCOUNTING PRINCIPLES AND REPORTING


In March 1998, the National Association of Insurance Commissioners adopted the Codification of Statutory Accounting Principles ("Codification"). The Codification, which is intended to standardize regulatory accounting and reporting for the insurance industry, is proposed to be effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices and it is uncertain when, or if, the State of New York will require adoption of the Codification for the preparation of statutory financial statements. The Company has not finalized the quantification of the effects of Codification on its statutory financial statements.


OTHER


Preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

Certain 1997 and 1996 amounts have been reclassified to conform to amounts as presented in 1998.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996


2.  BONDS


Investments in debt securities are as follows:

                                                        DECEMBER 31, 1998
                                          ---------------------------------------------
                                                      GROSS         GROSS      ESTIMATED
                                          AMORTIZED UNREALIZED   UNREALIZED      FAIR
                                            COST      GAINS        LOSSES       VALUE
                                          --------  ----------   -----------   --------
                                                           (IN 000'S)
Long-term bonds:
    United States Government and
      government agencies and
      authorities                         $16,153     $  319         $(31)     $16,441
    Public utilities                       11,353        213          (16)      11,550
    Transportation                          2,553         19        --           2,572
    Finance                                 6,260        122           (9)       6,373
    All other corporate bonds              21,598        430          (37)      21,991
                                          --------  ----------        ---      --------
        Total long-term bonds              57,917      1,103          (93)      58,927
Short-term bonds -- U.S. Treasury
    Bills, bankers acceptances and
      commercial paper                      5,258      --           --           5,258
                                          --------  ----------        ---      --------
                                          $63,175     $1,103         $(93)     $64,185
                                          --------  ----------        ---      --------
                                          --------  ----------        ---      --------

                                                       DECEMBER 31, 1997
                                          --------------------------------------------
                                                      GROSS        GROSS      ESTIMATED
                                          AMORTIZED UNREALIZED   UNREALIZED     FAIR
                                            COST      GAINS        LOSSES      VALUE
                                          --------  ----------   ----------   --------
                                                           (IN 000'S)
Long-term bonds:
    United States Government and
      government agencies and
      authorities                         $15,005     $  311       -$-        $15,316
    Foreign governments                       523         16       --             539
    Public utilities                       12,126        341       --          12,467
    Finance                                 4,026         80       --           4,106
    All other corporate bonds              30,023        696         (16)      30,703
                                          --------  ----------       ---      --------
        Total long-term bonds              61,703      1,444         (16)      63,131
Short-term bonds -- U.S. Treasury
    Bills, bankers acceptances and
      commercial paper                      9,406      --          --           9,406
                                          --------  ----------       ---      --------
                                          $71,109     $1,444        $(16)     $72,537
                                          --------  ----------       ---      --------
                                          --------  ----------       ---      --------

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996


2.  BONDS (CONTINUED)

The amortized cost and estimated fair value of debt securities at December 31, 1998 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call and/or prepayment penalties.

                                             DECEMBER 31, 1998
                                          -----------------------
                                          AMORTIZED   ESTIMATED
                                            COST      FAIR VALUE
                                          ---------  ------------
                                                (IN 000'S)
Maturities are:
    Due in one year or less                $18,463     $ 18,549
    Due after one year through five
      years                                 19,429       19,827
    Due after five years through ten
      years                                 11,328       11,421
    Due after ten years                      8,434        8,803
                                          ---------  ------------
        Subtotal                            57,654       58,600
    Mortgage-backed securities               5,521        5,585
                                          ---------  ------------
                                           $63,175     $ 64,185
                                          ---------  ------------
                                          ---------  ------------

Proceeds from sales and maturities of investments in debt securities during 1998, 1997 and 1996 were $29,068,000, $42,986,000 and $76,431,000, respectively.
Gross gains of $407,000, $395,000 and $537,000 and gross losses of $2,000,
$40,000 and $183,000 were realized on such sales during 1998, 1997 and 1996, respectively.

A bond, included above, with an amortized cost of approximately $404,000 and $408,000 at December 31, 1998 and 1997, respectively, was on deposit with the Superintendent of Insurance of the State of New York as required by law.


3.  MORTGAGE LOANS


The Company invests in commercial first mortgage loans throughout the United States. The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, appropriate allowances for losses have been made. In those cases where, in management's judgment, the mortgage loans' values are impaired, appropriate losses are recorded.

The following table shows the geographic distribution of the mortgage loan portfolio at December 31:

                                           1998     1997
                                          -------  -------
                                             (IN 000'S)

California                                $ 3,421  $ 4,672
Florida                                       777    3,313
Massachusetts                               1,090    2,556
New York                                    2,868    4,375
Ohio                                        1,291    1,308
All other                                   8,211    9,563
                                          -------  -------
                                          $17,658  $25,787
                                          -------  -------
                                          -------  -------

As of December 31, 1998, the Company has no restructured mortgage loans. As of December 31, 1997, the Company had restructured loans totaling $960,000 against which there were allowances for losses of $250,000.

The Company has made no commitments of mortgage loans on real estate into the future.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996


4.  INVESTMENT GAINS (LOSSES)


                                              YEARS ENDED
                                             DECEMBER 31,
                                          -------------------
                                          1998   1997   1996
                                          -----  -----  -----
                                              (IN 000'S)
Realized capital gains (losses):
    Bonds                                 $   7  $ (99) $ 237
    Mortgage loans                           (8)    (6)  (676)
    Real estate                             (12)   288   --
                                          -----  -----  -----
                                          $ (13) $ 183  $(439)
                                          -----  -----  -----
                                          -----  -----  -----
Changes in unrealized capital gains on
 mortgage loans                           $ 359  $ 138  $ 702
                                          -----  -----  -----
                                          -----  -----  -----

Realized capital gains and losses on bonds and mortgages which relate to changes in levels of interest rate risk are charged or credited to an interest maintenance reserve ("IMR") and amortized into income over the remaining contractual life of the security sold. The gross realized capital gains credited to the IMR were $408,000, $355,000 and $354,000 in 1998, 1997 and 1996, respectively. All gains are transferred net of applicable income taxes.


5.  NET INVESTMENT INCOME


Net investment income consisted of the following for:

                                          YEARS ENDED DECEMBER 31,
                                          -------------------------
                                           1998     1997     1996
                                          -------  -------  -------
                                                 (IN 000'S)

Interest income from bonds                $ 4,570  $ 5,622  $ 8,576
Interest income from mortgage loans         1,926    3,279    4,252
Real estate investment income                  22      483      376
Other investment income (loss)                125      170      (93)
                                          -------  -------  -------
    Gross investment income                 6,643    9,554   13,111
Investment expenses                           245      729      797
                                          -------  -------  -------
Net investment income                     $ 6,398  $ 8,825  $12,314
                                          -------  -------  -------
                                          -------  -------  -------


6.  REINSURANCE


The Company has agreements with Sun Life (Canada) which provide that Sun Life (Canada) will reinsure the mortality and morbidity risks of the group life insurance contracts and group long-term disability contracts issued by the Company. Under these agreements, basic death benefits and long-term disability benefits are reinsured on a yearly renewable term basis. The agreements provide that Sun Life (Canada) will reinsure the mortality risks in excess of $50,000 per policy for group life insurance contracts and $4,000 per policy per month for the group long-term disability contracts ceded by the Company. For the year ended December 31, 1997 and 1996, the agreements provided that Sun Life (Canada) would reinsure $3,000 per policy per month for the group long-term disability contracts ceded by the Company. Reinsurance transactions under these agreements had the effect of increasing (decreasing) income from operations by $(771,000), $139,000 and $(500,000) for the years ended December 31, 1998, 1997, and 1996, respectively.

The group life and long-term disability reinsurance agreements require that the reinsurer provide funds in amounts equal to the reserves ceded.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996


6.  REINSURANCE (CONTINUED)

The following are summarized pro forma results of operations of the Company for the years ended December 31, 1998, 1997 and 1996 before the effect of reinsurance transactions with Sun Life (Canada).

                                            YEARS ENDED DECEMBER 31,
                                          ----------------------------
                                            1998      1997      1996
                                          --------  --------  --------
                                                   (IN 000'S)
Income:
    Premiums, annuity deposits and other
      revenues                            $105,728  $142,915  $ 85,947
    Net investment income                    6,718     9,343    13,019
                                          --------  --------  --------
    Subtotal                               112,446   152,258    98,966
Benefits and expenses:
    Policyholder benefits                   79,918   101,371    64,328
    Other expenses                          22,988    45,538    29,357
                                          --------  --------  --------
    Subtotal                               102,906   146,909    93,685
                                          --------  --------  --------
Income from operations                    $  9,540  $  5,349  $  5,281
                                          --------  --------  --------
                                          --------  --------  --------


7. WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES


Withdrawal characteristics of general account and separate account annuity reserves and deposits:

                                           DECEMBER 31, 1998
                                               (IN 000'S)
                                                    % OF TOTAL
                                           AMOUNT       -
                                          --------

Subject to discretionary withdrawal:
  --with market value adjustment          $ 98,744     15.18
  --at book value less surrender charges
    (surrender charge > 5%)                  7,108      1.09
  --at book value (mimimal or no charge
    or adjustment)                         523,814     80.54
Not subject to discretionary withdrawal
 provision                                  20,709      3.19
                                          --------  ----------
Total annuity actuarial reserves and
 deposit liabilities                      $650,375    100.00
                                          --------  ----------
                                          --------  ----------

                                           DECEMBER 31, 1997
                                               (IN 000'S)
                                           AMOUNT   % OF TOTAL
                                          --------  ----------

Subject to discretionary withdrawal:
  --with market value adjustment          $120,764     21.37
  --at book value less surrender charges
    (surrender charge > 5%)                 13,811      2.45
  --at book value (mimimal or no charge
    or adjustment)                         410,484     72.65
Not subject to discretionary withdrawal
 provision                                  19,972      3.53
                                          --------  ----------
Total annuity actuarial reserves and
 deposit liabilities                      $565,031    100.00
                                          --------  ----------
                                          --------  ----------


8.  SEGMENT INFORMATION


The Company offers financial products and services such as fixed and variable annuities, group life insurance and group long-term disability protection. Within these areas, the Company conducts business principally in two operating segments and maintains a corporate surplus segment to provide for the capital needs of the various operating segments and to engage in other financing related activities.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996


8.  SEGMENT INFORMATION (CONTINUED)

The Retirement Products and Services ("RPS") segment markets and administers individual variable and fixed annuity products, including market value adjusted annuities, while the Group Insurance segment markets and administers group life insurance and group long-term disability products.

The following amounts pertain to the various business segments:

                                                                                                              TOTAL
                                                                                              FEDERAL        GENERAL
                                                  TOTAL           TOTAL          PRETAX        INCOME        ACCOUNT
                                                 REVENUES      EXPENDITURES      INCOME        TAXES          ASSETS
                                              --------------  --------------  ------------  ------------  --------------
    1998:
RPS                                           $   97,936,000  $   92,889,000  $  5,047,000  $    449,000  $   36,148,000
Group Insurance                                   15,155,000      13,251,000     1,904,000       654,000      14,685,000
Corporate Surplus                                  2,071,000         253,000     1,818,000       968,000      34,838,000
                                              --------------  --------------  ------------  ------------  --------------
    Total:                                    $  115,162,000  $  106,393,000  $  8,769,000  $  2,071,000  $   85,671,000
                                              --------------  --------------  ------------  ------------  --------------
                                              --------------  --------------  ------------  ------------  --------------
      1997:
RPS                                           $  130,926,000  $  127,120,000  $  3,806,000  $  1,803,000  $   43,799,000
Group Insurance                                   12,623,000      13,791,000    (1,168,000)     (406,000)     10,706,000
Corporate Surplus                                  2,874,000          24,000     2,850,000       918,000      46,273,000
                                              --------------  --------------  ------------  ------------  --------------
    Total:                                    $  146,423,000  $  140,935,000  $  5,488,000  $  2,315,000  $  100,778,000
                                              --------------  --------------  ------------  ------------  --------------
                                              --------------  --------------  ------------  ------------  --------------
      1996:
RPS                                           $   84,260,000  $   83,271,000  $    989,000  $    547,000  $   88,745,000
Group Insurance                                    8,494,000       7,875,000       619,000       116,000       7,820,000
Corporate Surplus                                  3,216,000          43,000     3,173,000     1,276,000      30,182,000
                                              --------------  --------------  ------------  ------------  --------------
    Total:                                    $   95,970,000  $   91,189,000  $  4,781,000  $  1,939,000  $  126,747,000
                                              --------------  --------------  ------------  ------------  --------------
                                              --------------  --------------  ------------  ------------  --------------


9.  RETIREMENT PLANS


The Company participates with Sun Life (Canada) and Sun Life of Canada (U.S.) in a noncontributory defined benefit pension plan covering essentially all employees. The benefits are based on years of service and compensation.

The funding policy for the pension plan is to contribute an amount which at least satisfies the minimum amount required by ERISA; the plan is currently fully funded. The Company is charged for its share of the pension cost based upon its covered participants. Pension plan assets consist principally of a variable accumulation fund contract held in a separate account of Sun Life (Canada).

The Company's share of the group's accrued pension cost at December 31, 1998, 1997 and 1996 was $275,000, $211,000 and $178,000, respectively. The Company's share of net periodic pension cost was $65,000, $33,000 and $81,000 for the years ended December 31, 1998, 1997 and 1996, respectively.

The Company also participates with Sun Life (Canada), Sun Life of Canada (U.S.) and certain affiliates in a 401(k) savings plan for which substantially all employees are eligible. The Company matches, up to specified amounts, employees' contributions to the plan. Employer contributions were $30,000, $28,000 and $27,000 for the years ended December 31, 1998, 1997 and 1996, respectively.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996


9.  RETIREMENT PLANS (CONTINUED)


OTHER POSTRETIREMENT BENEFIT PLANS


    In addition to pension benefits, the Company provides certain health, dental and life insurance benefits ("postretirement benefits") for retired employees and dependents. Substantially all employees may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition. Life insurance benefits are generally set at a fixed amount.

Effective January 1, 1993, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 106, "Employer's Accounting for Postretirement Benefits Other Than Pensions." SFAS No. 106 requires the Company to accrue the estimated cost of retiree benefit payments during the years the employee provides services. SFAS No. 106 allows recognition of the cumulative effect of the liability in the year of adoption or the amortization of the obligation over a period of up to 20 years. The Company has elected to recognize this obligation of approximately $455,000 over a period of ten years. The Company's cash flows are not affected by implementation of this standard, but implementation decreased net income by $6,000, $16,000, and $8,000 for the years ended December 31, 1998, 1997 and 1996, respectively. The Company's postretirement health, dental and life insurance benefits currently are not funded.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996


9.  RETIREMENT PLANS (CONTINUED)

The following table sets forth the change in the pension and other postretirement benefit plans' benefit obligations and assets as well as the plans' funded status reconciled with the amount shown in the Company's statutory financial statements at December 31:

                                                                        PENSION BENEFITS        OTHER BENEFITS
                                                                        1998        1997        1998       1997
                                                                     ----------  ----------  ----------  ---------
                                                                                    (IN THOUSANDS)
Change in benefit obligation:
    Benefit obligation at beginning of year                          $   79,684  $   70,848  $    9,845  $   9,899
    Service cost                                                          4,506       4,251         240        306
    Interest cost                                                         6,452       5,266         673        725
    Amendments                                                               --       1,000          --         --
    Actuarial (gain) loss                                                21,975          --         308       (801)
    Benefits paid                                                        (1,825)     (1,681)       (647)      (284)
                                                                     ----------  ----------  ----------  ---------
Benefit obligation at end of year                                    $  110,792  $   79,684  $   10,419  $   9,845
                                                                     ----------  ----------  ----------  ---------
                                                                     ----------  ----------  ----------  ---------
The Company's share:
    Benefit obligation at beginning of year                          $      269  $      239  $       89  $      83
    Benefit obligation at end of year                                       515         269          21         89
Change in plan assets:
    Fair value of plan assets at beginning of year                   $  136,610  $  122,807  $       --  $      --
    Actual return on plan assets                                         16,790      15,484          --         --
    Employer contribution                                                    --          --         647        284
    Benefits paid                                                        (1,825)     (1,681)       (647)      (284)
                                                                     ----------  ----------  ----------  ---------
Fair value of plan assets at end of year                             $  151,575  $  136,610  $       --  $      --
                                                                     ----------  ----------  ----------  ---------
                                                                     ----------  ----------  ----------  ---------
Funded status                                                        $   40,783  $   56,926  $  (10,419) $  (9,845)
Unrecognized net actuarial gain (loss)                                   (2,113)    (18,147)        586        257
Unrecognized transition (asset) obligation                              (24,674)    (26,730)        185        230
Unrecognized prior service cost                                           7,661       8,241          --         --
                                                                     ----------  ----------  ----------  ---------
Prepaid (accrued) benefit cost                                       $   21,657  $   20,290  $   (9,648) $  (9,358)
                                                                     ----------  ----------  ----------  ---------
                                                                     ----------  ----------  ----------  ---------
The Company's share of accrued benefit cost                          $     (275) $     (211) $      (41) $     (35)
                                                                     ----------  ----------  ----------  ---------
                                                                     ----------  ----------  ----------  ---------
Weighted-average assumptions as of December 31:
    Discount rate                                                         6.75%       7.50%       6.75%      7.50%
    Expected return on plan assets                                        8.00%       7.50%         N/A        N/A
    Rate of compensation increase                                         4.50%       4.50%         N/A        N/A

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996


9.  RETIREMENT PLANS (CONTINUED)

For measurement purposes, a 10.1% annual rate of increase in the per capita cost of covered health care benefits was assumed for 1998 (5.7% for dental benefits). The rates were assumed to decrease gradually to 5% for 2005 and remain at that level thereafter.

                                                                              PENSION BENEFITS        OTHER BENEFITS
                                                                               1998       1997       1998       1997
                                                                            ----------  ---------  ---------  ---------
                                                                                          (IN THOUSANDS)
Components of net periodic benefit cost:
    Service cost                                                            $    4,506  $   4,251  $     239  $     306
    Interest cost                                                                6,452      5,266        673        725
    Expected return on plan assets                                             (10,172)    (9,163)        --         --
    Amortization of transition (asset) obligation                               (2,056)    (2,056)        45         45
    Amortization of prior service cost                                             580        517         --         --
    Recognized net actuarial (gain) loss                                          (677)      (789)       (20)        71
                                                                            ----------  ---------  ---------  ---------
Net periodic benefit cost                                                   $   (1,367) $  (1,974) $     937  $   1,147
                                                                            ----------  ---------  ---------  ---------
                                                                            ----------  ---------  ---------  ---------
The Company's share of net periodic benefit cost                            $       64  $      33  $       6  $      16
                                                                            ----------  ---------  ---------  ---------
                                                                            ----------  ---------  ---------  ---------

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects:

                                                                          1-PERCENTAGE-POINT   1-PERCENTAGE-POINT
                                                                               INCREASE             DECREASE
                                                                          -------------------  -------------------
                                                                                         (IN 000'S)
Effect on total of service and interest cost components                        $     210            $    (170)
Effect on postretirement benefit obligation                                    $   2,026            $  (1,697)


10.  FAIR VALUE OF FINANCIAL INSTRUMENTS


The following table presents the carrying amounts and fair values of the Company's financial instruments at December 31, 1998 and 1997:

                                                      1998                            1997
                                          -----------------------------   -----------------------------
                                             CARRYING                        CARRYING
                                              AMOUNT        FAIR VALUE        AMOUNT        FAIR VALUE
                                          --------------   ------------   --------------   ------------
                                                                   (IN 000'S)
ASSETS:
Bonds                                        $ 63,175        $ 64,185        $ 71,109        $ 72,537
Mortgages                                      17,658          18,157          25,787          26,557

LIABILITIES:
Individual annuities                         $ 29,724        $ 29,212        $ 40,479        $ 38,177

The major methods and assumptions used in estimating the fair values of financial instruments are as follows:

The fair values of short-term bonds are estimated to be the amortized cost. The fair values of long-term bonds which are publicly traded are based upon market prices or dealer quotes.For privately placed bonds, fair values are estimated using prices for publicly traded bonds of similar credit risk, maturity, repayment and liquidity characteristics.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996


10.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The fair values of the Company's general account reserves and liabilities under investment-type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.

The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities. 11. Statutory Investment Valuation Reserves: The asset valuation reserve ("AVR") provides a reserve for losses from investments in bonds, mortgage loans, real-estate and other invested assets with related increases or decreases being recorded directly to surplus.

Realized capital gains and losses on bonds and mortgages which relate to changes in levels of interest rate risk are charged or credited to an IMR and amortized into income over the remaining contractual life of the security sold.

The table shown below presents changes in the major elements of the AVR and IMR:

                                               1998            1997
                                          --------------  --------------
                                           AVR     IMR     AVR     IMR
                                          ------  ------  ------  ------
                                            (IN 000'S)      (IN 000'S)
Balance, beginning of year                $1,346  $  886  $1,845  $1,174
Net realized capital (losses) gains, net
 of tax                                      (13)    265     183     231
Amortization of net investment gains          --    (320)     --    (519)
Unrealized investment gains                  359      --     138      --
Required by formula                         (644)     --    (820)     --
                                          ------  ------  ------  ------
Balance, end of year                      $1,048  $  831  $1,346  $  886
                                          ------  ------  ------  ------
                                          ------  ------  ------  ------


12.  LIABILITY FOR UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES


Activity in the liability for unpaid claims and claim adjustment expense is summarized below (in 000's).

                                                      1998     1997     1996
                                                     -------  -------  -------
 Balance, January 1                                  $10,239  $ 6,129  $ 4,320
 Claims incurred                                       8,491    9,008    5,061
 Claims paid                                          (6,960)  (4,898)  (3,252)
                                                     -------  -------  -------
 Balance, December 31                                $11,770  $10,239  $ 6,129
                                                     -------  -------  -------
                                                     -------  -------  -------

The information presented above includes unpaid benefit claims and claim adjustment expenses for the group life and group long-term disability contracts. As of December 31, 1998 and 1997, the unpaid claim and claim adjustment liability for these contracts is included in Policy Reserves.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996


13.  FEDERAL INCOME TAXES


The Company files a consolidated federal income tax return with Sun Life of Canada (U.S.) and other affiliates. Federal income taxes are calculated as if the Company filed a return as a separate company. No provision is recognized for timing differences which may exist between financial statement and taxable income. Such differences include reserves, depreciation and accrual of market discount on bonds. The Company made cash payments to Sun Life of Canada (U.S.) of $2,506,000, $1,938,000 and $2,797,000 during 1998, 1997 and 1996, respectively.


14.  LEASE COMMITMENTS


The Company leases two separate facilities for its annuity operations and group sales offices. Both leases commenced in March 1994. On February 24, 1999, the Company terminated its lease at the 80 Broad Street location as it intends to consolidate the functions performed at this facility with its parent company, Sun Life of Canada (U.S.) (See Note 18 for further discussion). The group sales office lease is scheduled to expire in July 1999. Consequently, the Company has no future lease commitments to report. Rent expense under these leases in 1998, 1997 and 1996 amounted to $344,000, $348,000 and $336,000, respectively.


15.  MANAGEMENT AND SERVICE CONTRACTS


The Company has agreements with Sun Life (Canada) which provide that Sun Life (Canada) will furnish to the Company, as requested, personnel as well as certain investment, actuarial and administrative services on a cost reimbursement basis. Expenses under these agreements amounted to approximately $1,037,000 in 1998, $1,155,000 in 1997 and $1,866,000 in 1996.


16.  RISK-BASED CAPITAL


Effective December 31, 1993, the NAIC adopted risk-based capital requirements for life insurance companies. The risk-based capital requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting practices, taking into account the risk characteristics of its investments and products. The Company has met the minimum risk-based capital requirements at December 31, 1998 and 1997.


17.  ACCOUNTING POLICIES AND PRINCIPLES


The financial statements of the Company have been prepared on the basis of statutory accounting practices which, prior to 1996, were considered by the insurance industry and the accounting profession to be in accordance with GAAP for mutual life insurance companies. The primary differences between statutory accounting and GAAP are described as follows. Statutory accounting practices do not recognize the following assets or liabilities which are reflected under GAAP; deferred acquisition costs, deferred federal income taxes and statutory non admitted assets. AVR and IMR are established under statutory accounting practices but not under GAAP. Methods for calculating real estate depreciation and investment valuation allowances differ under statutory accounting practices and GAAP. Premiums for investment-type products are recognized as income for statutory purposes and as deposits to policyholders' accounts for GAAP.

Because the Company's management uses financial information prepared in conformity with accounting policies generally accepted in Canada in the normal course of business, the management of the Company has determined that the cost of complying with Statement No. 120 would exceed the benefits that the Company, or the users of its financial statements, would experience. Consequently, the Company has elected not to apply such standards in the preparation of these statutory financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996


18.  SUBSEQUENT EVENT


Subsequent to December 31, 1998, the Company announced its intention to consolidate the customer service and accounting functions, currently performed at its office at 80 Broad Street in New York, New York, with its parent company, Sun Life of Canada (U.S.), based in Wellesley Hills, Massachusetts. A plan to transfer these operations, effective July 1, 1999, was presented to the New York State Insurance Department on February 8, 1999, and is currently undergoing review. The Company will maintain its corporate home office in the State of New York and will continue to offer individual annuity, group life and group disability products to residents of New York. This action is expected to improve operating efficiencies and achieve greater economies of scale. As a result of this event, the Company will be terminating approximately 18 employees and is expecting to incur severance related costs ranging between $250,000 and $490,000. In addition, the expense associated with terminating its lease at the 80 Broad Street facility will total approximately $77,000.

INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

We have audited the accompanying statutory statements of admitted assets, liabilities and capital stock and surplus of Sun Life Insurance and Annuity Company of New York ("the Company") as of December 31, 1998 and 1997, and the related statutory statements of operations, changes in capital stock and surplus, and cash flow for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Notes 1 and 17 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which is a comprehensive basis of accounting other than generally accepted accounting principles. The effects on the financial statements of the differences between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital stock and surplus of Sun Life Insurance and Annuity Company of New York as of December 31, 1998 and 1997, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 1998 on the basis of accounting described in Notes 1 and 17.

However, because of the differences between the two bases of accounting referred to in the second preceding paragraph, in our opinion, the statutory financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Sun Life Insurance and Annuity Company of New York as of December 31, 1998 and 1997 or the results of its operations or its cash flow for each of the three years in the period ended December 31, 1998.

As management has stated in Note 17, because the Company's management uses financial information prepared in accordance with accounting principles generally accepted in Canada in the normal course of business, the management of Sun Life Insurance and Annuity Company of New York has determined that the cost of complying with Statement No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts, would exceed the benefits that the Company, or the users of its financial statements would experience. Consequently, the Company has elected not to apply such standards in the preparation of these financial statements.

DELOITTE & TOUCHE LLP

February 4, 1999

(except for Note 18 for which the date is March 25, 1999.)

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Calculation of Performance Data -- Average Annual Total Return.......................
Non-Standardized Investment Performance..............................................
Advertising and Sales Literature.....................................................
Calculations.........................................................................
  Example of Variable Accumulation Unit Value Calculation............................
  Example of Variable Annuity Unit Calculation.......................................
  Example of Variable Annuity Payment Calculation....................................
  Calculation of Annuity Unit Values.................................................
Distribution of the Contracts........................................................
Designation and Change of Beneficiary................................................
Custodian............................................................................
Financial Statements.................................................................

      This Prospectus sets forth information about the Contracts and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 1999 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Insurance and Annuity Company of New York. To receive a copy, return this request form to the address shown below or telephone (212) 943-3855 or (800) 447-7569.


--------------------------------------------------------------------------------


To:    Sun Life Insurance and Annuity Company of New York
     Annuity Service Mailing Address:
     80 Broad Street
     New York, New York 10004



Please send me a Statement of Additional Information for Regatta Gold -- NY Variable and Fixed Annuity
     Sun Life (N.Y.) Variable Account C.


Name
--------------------------------------------------------------

Address
--------------------------------------------------------------

       -------------------------------------------------------------------------

City
------------------------------------  State
--------------  Zip
-------

Telephone
----------------------------------------------------------------

                                   APPENDIX A
                                    GLOSSARY

      The following terms as used in this Prospectus have the indicated meanings:


      ACCOUNT OR OWNER ACCOUNT: An account established for each Owner to which Net Purchase Payments are credited.



      ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.


      ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant during which you make Purchase Payments under the Contract. This is called the "Accumulation Period" in the Contract.


      ANNUITANT: The person or persons named in the Application and whose life the first annuity payment is to be made. In a Non-Qualified Contract, if you name someone other than yourself as Annuitant, you may also name a Co-Annuitant. If you do, all provisions of the Contract based on the death of the Annuitant will be based on the date of death of the last surviving of the persons named. By example, if the Annuitant dies prior to the Annuity Commencement Date, the Co-Annuitant will become the new Annuitant. The death benefit will become due only on the death before the Annuity Commencement Date of the last surviving Annuitant and Co-Annuitant named. These persons are referred to collectively in the Contract as "Annuitants." If you have named both an Annuitant and Co-Annuitant, you may designate one of them to become the sole Annuitant as of the Annuity Commencement Date, if both are living at that time.


      *ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

      *ANNUITY OPTION: The method you choose for making annuity payments.

      ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent variable annuity payment from the Variable Account.


      APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for purchase of a Contract.


      *BENEFICIARY: The person or entity having the right to receive the death benefit and, for Non-Qualified Contracts, who is the "designated beneficiary" for purposes of Section 72(s) of the Internal Revenue Code.


      BUSINESS DAY: Any day the New York Stock Exchange is open for trading or any other day on which there is enough trading in securities held by a Sub-Account to materially affect the value of the Variable Accumulation Units.



      COMPANY: Sun Life Insurance and Annuity Company of New York.



      CONTRACT: A Contract issued by the Company on an individual basis.



      CONTRACT DATE: The date on which we issue your Contract. This is called the "Issue Date" in the Contract.



      CONTRACT YEAR AND CONTRACT ANNIVERSARY: Your first Contract Year is the period of (a) 12 full calendar months plus (b) the part of the calendar month in which we issue your Contract (if not on the first day of the month), beginning with the Contract Date. Your Contract Anniversary is the first day immediately after the end of an Contract Year. Each Contract Year after the first is the 12 calendar month period that begins on your Contract Anniversary. If, for example, the Contract Date is in March, the first Contract Year will be determined from the Contract Date but will end on the last

------------------------



* You specify these items on the Contract Specifications page, and may change them, as we describe in this Prospectus.

day of March in the following year; your Contract Anniversary is April 1 and all Contract Years after the first will be measured from April 1.



      DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Annuitant's death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period and we will pay the death benefit in cash.


      DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to the Company.


      EXPIRATION DATE: The last day of a Guarantee Period.



      FIXED ACCOUNT: The assets of the Company which are allocated to a non-unitized separate account established in conformance with New York law.


      FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.


      FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.


      GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

      GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

      GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.


      INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.


      NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sun-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

      NET PURCHASE PAYMENT: The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.


      NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Owner's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive favorable income tax treatment as an annuity.



      *OWNER: The person, persons or entity entitled to the ownership rights stated in a Contract and in whose name or names the Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or
Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term "Owner," as used herein, shall refer to the organization entering into the Contract.



      PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Annuitant.


      PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

------------------------


* You specify these items on the Contract Specifications page, and may change them, as we describe in this Prospectus.

      QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.


      SEVEN-YEAR ANNIVERSARY: The seventh Contract Anniversary and each succeeding Contract Anniversary occurring at any seven year interval thereafter; for example, the 14th, 21st and 28th Account Anniversaries.


      SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific series of the Series Fund.


      VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open and on other Business Days.



      VARIABLE ACCOUNT: Variable Account C of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.


      VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

      VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

      VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

                                   APPENDIX B
           CONDENSED FINANCIAL INFORMATION--ACCUMULATION UNIT VALUES


      The following information should be read in conjunction with the Variable Account's financial statements appearing elsewhere in the Statement of Additional Information, all of which has been audited by Deloitte & Touche LLP, independent certified public accountants.


                                                                                                      PERIOD ENDED
                                                                                                      DECEMBER 31,
                                                                                                         1996*         1997
                                                                                                     --------------  ---------
CAPITAL APPRECIATION SERIES
  Unit Value
    Beginning of period............................................................................    $   10.000**  $ 11.2208
    End of period..................................................................................    $  11.2208    $ 13.6249
  Units outstanding end of period..................................................................       401,401      933,956
CAPITAL OPPORTUNITIES SERIES
  Unit Value
    Beginning of period............................................................................        --        $ 10.0000***
    End of period..................................................................................        --        $ 10.8511
  Units outstanding end of period..................................................................        --           61,777

EMERGING GROWTH SERIES
  Unit Value
    Beginning of period............................................................................    $   10.000**  $ 10.5475
    End of period..................................................................................    $  10.5475    $ 12.6847
  Units outstanding end of period..................................................................       335,404      966,583
GLOBAL ASSET ALLOCATION SERIES
  Unit Value
    Beginning of period............................................................................    $  10.0000**  $ 10.6551
    End of period..................................................................................    $  10.6551    $ 11.6505
  Units outstanding end of period..................................................................        39,223      215,473
GLOBAL GOVERNMENTS SERIES
  Unit Value
    Beginning of period............................................................................    $  10.0000**  $ 10.2412
    End of period..................................................................................    $  10.2412    $ 10.0221
  Units outstanding end of period..................................................................        30,008       73,436
GLOBAL GROWTH SERIES
  Unit Value
    Beginning of period............................................................................    $  10.0000*** $ 10.4190
    End of period..................................................................................    $  10.4190    $ 11.8491
  Units outstanding end of period..................................................................        94,134      324,362
GLOBAL TOTAL RETURN SERIES
  Unit Value
    Beginning of period............................................................................    $  10.0000*** $ 10.6202
    End of period..................................................................................    $  10.6202    $ 11.9033
  Units outstanding end of period..................................................................        24,306      181,210
GOVERNMENT SECURITIES SERIES
  Unit Value
    Beginning of period............................................................................    $  10.0000**  $ 10.2283
    End of period..................................................................................    $  10.2283    $ 10.9695
  Units outstanding end of period..................................................................        40,062      168,798
HIGH YIELD SERIES
  Unit Value
    Beginning of period............................................................................    $  10.0000**  $ 10.5902
    End of period..................................................................................    $  10.5092    $ 11.8237
  Units outstanding end of period..................................................................       109,992      482,767

INTERNATIONAL GROWTH SERIES
  Unit Value
    Beginning of period............................................................................    $  10.0000**  $ 10.2062
    End of period..................................................................................    $  10.2062    $ 10.7213
  Units outstanding end of period..................................................................        56,408      188,749

INTERNATIONAL GROWTH AND INCOME SERIES
  Unit Value
    Beginning of period............................................................................    $  10.0000**  $ 10.2062
    End of period..................................................................................    $  10.2062    $  9.3612
  Units outstanding end of period..................................................................        --            9,227


                                                                                                       1998
                                                                                                     ---------
CAPITAL APPRECIATION SERIES
  Unit Value
    Beginning of period............................................................................  $ 13.6249
    End of period..................................................................................  $ 17.2946
  Units outstanding end of period..................................................................  1,387,198
CAPITAL OPPORTUNITIES SERIES
  Unit Value
    Beginning of period............................................................................  $ 10.8511
    End of period..................................................................................  $ 13.5854
  Units outstanding end of period..................................................................    245,193
EMERGING GROWTH SERIES
  Unit Value
    Beginning of period............................................................................  $ 12.6847
    End of period..................................................................................  $ 16.7445
  Units outstanding end of period..................................................................  1,482,470
GLOBAL ASSET ALLOCATION SERIES
  Unit Value
    Beginning of period............................................................................  $ 11.6505
    End of period..................................................................................  $ 12.2289
  Units outstanding end of period..................................................................    267,873
GLOBAL GOVERNMENTS SERIES
  Unit Value
    Beginning of period............................................................................  $ 10.0221
    End of period..................................................................................  $ 11.4123
  Units outstanding end of period..................................................................     90,226
GLOBAL GROWTH SERIES
  Unit Value
    Beginning of period............................................................................  $ 11.8491
    End of period..................................................................................  $ 13.3854
  Units outstanding end of period..................................................................    402,319
GLOBAL TOTAL RETURN SERIES
  Unit Value
    Beginning of period............................................................................  $ 11.9033
    End of period..................................................................................  $ 13.8923
  Units outstanding end of period..................................................................    334,013
GOVERNMENT SECURITIES SERIES
  Unit Value
    Beginning of period............................................................................  $ 10.9695
    End of period..................................................................................  $ 11.7627
  Units outstanding end of period..................................................................    483,528
HIGH YIELD SERIES
  Unit Value
    Beginning of period............................................................................  $ 11.8237
    End of period..................................................................................  $ 11.7316
  Units outstanding end of period..................................................................    869,291
INTERNATIONAL GROWTH SERIES
  Unit Value
    Beginning of period............................................................................  $ 10.7213
    End of period..................................................................................  $ 12.8587
  Units outstanding end of period..................................................................    272,201
INTERNATIONAL GROWTH AND INCOME SERIES
  Unit Value
    Beginning of period............................................................................  $  9.3612
    End of period..................................................................................  $  9.4088
  Units outstanding end of period..................................................................     41,872

                                                                                                      PERIOD ENDED
                                                                                                      DECEMBER 31,
                                                                                                         1996*         1997
                                                                                                     --------------  ---------
MANAGED SECTORS SERIES
  Unit Value
    Beginning of period............................................................................    $  10.0000**  $ 11.3497
    End of period..................................................................................    $  11.3497    $ 14.0620
  Units outstanding end of period..................................................................        92,171      251,868
MASSACHUSETTS INVESTORS TRUST SERIES
  Unit Value
    Beginning of period............................................................................    $   10.000**  $ 11.2287
    End of period..................................................................................    $  11.2287    $ 14.6125
  Units outstanding end of period..................................................................       347,210    1,722,218
MFS/FOREIGN & COLONIAL EMERGING MARKETS EQUITY SERIES
  Unit Value
    Beginning of period............................................................................        --        $ 10.0000***
    End of period..................................................................................        --        $  8.7203
  Units outstanding end of period..................................................................        --           41,861
MONEY MARKET SERIES
  Unit Value
    Beginning of period............................................................................    $  10.0000**  $ 10.1193
    End of period..................................................................................    $  10.1193    $ 10.4857
  Units outstanding end of period..................................................................       244,386      395,655
RESEARCH SERIES
  Unit Value
    Beginning of period............................................................................    $  10.0000**  $ 11.1263
    End of period..................................................................................    $  11.1263    $ 13.2588
  Units outstanding end of period..................................................................       386,810    1,478,012
RESEARCH GROWTH AND INCOME SERIES
  Unit Value
    Beginning of period............................................................................        --        $ 10.0000***
    End of period..................................................................................        --        $ 10.7234
  Units outstanding end of period..................................................................        --           59,221
TOTAL RETURN SERIES
  Unit Value
    Beginning of period............................................................................    $  10.0000**  $ 10.7617
    End of period..................................................................................    $  10.7617    $ 12.9446
  Units outstanding end of period..................................................................       321,897    1,288,455
UTILITIES SERIES
  Unit Value
    Beginning of period............................................................................    $  10.0000**  $ 11.1898
    End of period..................................................................................    $  11.1898    $ 14.6470
  Units outstanding end of period..................................................................        45,474      187,310


                                                                                                       1998
                                                                                                     ---------
MANAGED SECTORS SERIES
  Unit Value
    Beginning of period............................................................................  $ 14.0620
    End of period..................................................................................  $ 15.5700
  Units outstanding end of period..................................................................    401,019
MASSACHUSETTS INVESTORS TRUST SERIES
  Unit Value
    Beginning of period............................................................................  $ 14.6125
    End of period..................................................................................  $ 17.8458
  Units outstanding end of period..................................................................  2,936,804
MFS/FOREIGN & COLONIAL EMERGING MARKETS EQUITY SERIES
  Unit Value
    Beginning of period............................................................................  $  8.7203
    End of period..................................................................................  $  6.0241
  Units outstanding end of period..................................................................     23,240
MONEY MARKET SERIES
  Unit Value
    Beginning of period............................................................................  $ 10.4857
    End of period..................................................................................  $ 10.8609
  Units outstanding end of period..................................................................    921,204
RESEARCH SERIES
  Unit Value
    Beginning of period............................................................................  $ 13.2588
    End of period..................................................................................  $ 16.1649
  Units outstanding end of period..................................................................  2,330,245
RESEARCH GROWTH AND INCOME SERIES
  Unit Value
    Beginning of period............................................................................  $ 10.7234
    End of period..................................................................................  $ 12.9195
  Units outstanding end of period..................................................................    222,849
TOTAL RETURN SERIES
  Unit Value
    Beginning of period............................................................................  $ 12.9446
    End of period..................................................................................  $ 14.2649
  Units outstanding end of period..................................................................  2,154,305
UTILITIES SERIES
  Unit Value
    Beginning of period............................................................................  $ 14.6470
    End of period..................................................................................  $ 16.9849
  Units outstanding end of period..................................................................    529,135



 * From January 1, 1996 to December 31, 1996.


** Unit value on the date of commencement of operations of the respective
   Sub-Account.

                                   APPENDIX C
        WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT



PART 1: VARIABLE ACCOUNT (THE MARKET VALUE ADJUSTMENT DOES NOT APPLY TO THE VARIABLE ACCOUNT)
WITHDRAWAL CHARGE CALCULATION:
FULL WITHDRAWAL:



      Assume a Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents four examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.



                            HYPOTHETICAL     FREE          NEW        WITHDRAWAL     WITHDRAWAL
               ACCOUNT        ACCOUNT     WITHDRAWAL    PAYMENTS        CHARGE         CHARGE
                YEAR           VALUE        AMOUNT      WITHDRAWN     PERCENTAGE       AMOUNT
           ---------------  ------------  -----------  -----------  ---------------  -----------
      (a)             1      $   41,000    $   4,000    $  37,000          6.00%      $   2,220
      (b)             3      $   52,000    $  12,000    $  40,000          5.00%      $   2,000
      (c)             7      $   80,000    $  28,000    $  40,000          3.00%      $   1,200
      (d)             9      $   98,000    $  68,000            0          0.00%              0



(a) The free withdrawal amount in any Account Year is equal to (1) the Annual Withdrawal Allowance for that year (i.e., 10% of all Purchase Payments made in the last seven Account Years ("New Payments")); plus (2) any unused Annual Withdrawal Allowances from previous years; plus (3) any Purchase Payments made before the last seven Account Years ("Old Payments") not previously withdrawn. In Account Year 1, the free withdrawal amount is $4,000 (the Annual Withdrawal Allowance for that year) because there are no unused Annual Withdrawal Allowances from previous years and no Old Payments. The $41,000 full withdrawal is attributed first to the $4,000 free withdrawal amount. The remaining $37,000 is withdrawn from the Purchase Payment made in Account Year 1 and is subject to the withdrawal charge.



(b) In Account Year 3, the free withdrawal amount is $12,000 (the $4,000 Annual Withdrawal Allowance for the current year plus the unused $4,000 Annual Withdrawal Allowances for each of Account Years 1 and 2). The $52,000 full withdrawal is attributed first to the free withdrawal amount and the remaining $40,000 is withdrawn from the Purchase Payment made in Account Year 1.



(c) In Account Year 7, the free withdrawal amount is $28,000 (the $4,000 Annual Withdrawal Allowance for the current Account Year plus the unused Annual Withdrawal Allowance of $4,000 for each of Account Years 1 through 6). The $80,000 full withdrawal is attributed first to the free withdrawal amount. The next $40,000 is withdrawn from the Purchase Payment made in Account Year 1 and is subject to the withdrawal charge. The remaining $12,000 exceeds the total of the free withdrawal amount plus all New Payments not previously withdrawn, so it is not subject to the withdrawal charge.



(d) In Account Year 9, the free withdrawal amount is $68,000, calculated as follows. There are no Annual Withdrawal Allowances for Account Years 8 or 9 because there are no New Payments in those years. The $40,000 Purchase Payment made in Account Year 1 is now an Old Payment that constitutes a portion of the free withdrawal amount. In addition, the unused Annual Withdrawal Allowances of $4,000 for each of Account Years 1 through 7 are carried forward and available for use in Account Year 9. The $98,000 full withdrawal is attributed first to the free withdrawal amount. Because the remaining $30,000 is not withdrawn from New Payments, this part of the withdrawal also will not be subject to the withdrawal charge.



PARTIAL WITHDRAWAL:



      Assume a single Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fifth Account Year, and there are a series of three partial withdrawals made during the fifth Account Year of $9,000, $12,000, and $15,000.



           HYPOTHETICAL    PARTIAL       FREE          NEW        WITHDRAWAL      WITHDRAWAL
             ACCOUNT     WITHDRAWAL   WITHDRAWAL    PAYMENTS        CHARGE          CHARGE
              VALUE        AMOUNT       AMOUNT      WITHDRAWN     PERCENTAGE        AMOUNT
           ------------  -----------  -----------  -----------  ---------------  -------------
      (a)   $   64,000    $   9,000    $  20,000    $       0          4.00%       $       0
      (b)   $   56,000    $  12,000    $  11,000    $   1,000          4.00%       $      40
      (c)   $   40,000    $  15,000    $       0    $  15,000          4.00%       $     600



(a) In the fifth Account Year, the free withdrawal amount is equal to $20,000 (the $4,000 Annual Withdrawal Allowance for the current year, plus the unused $4,000 for each of the Account Years 1 through 4). The partial withdrawal amount ($9,000) is less than the free withdrawal amount so no New Payments are withdrawn and no withdrawal charge applies.



(b) Since a partial withdrawal of $9,000 was taken, the remaining free withdrawal amount is equal to $11,000. The $12,000 partial withdrawal will first be applied against the $11,000 free withdrawal amount. The remaining $1,000 will be withdrawn from the $40,000 New Payment, incurring a withdrawal charge of $40.



(c) The free withdrawal amount is zero since the previous partial withdrawals have already used the free withdrawal amount. The entire partial withdrawal amount will result in New Payments being withdrawn and will incur a withdrawal charge.



PART 2--FIXED ACCOUNT--EXAMPLES OF THE MARKET VALUE ADJUSTMENT (MVA)



      The MVA factor is:



                              N/12
                      1 + I
                    ( ----- )      -1
                      1 + J



      These examples assume the following:



        1) The Guarantee Amount was allocated to a five year Guarantee Period with a Guaranteed Interest Rate of 6% or .06 (I).



        2)  The date of surrender is two years from the Expiration Date (N =
    24).



        3) The value of the Guarantee Amount on the date of surrender is $11,910.16.



        4)  The interest earned in the current Contract Year is $674.16.



        5) No transfers or partial withdrawals affecting this Guarantee Amount have been made.



        6) Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.



EXAMPLE OF A NEGATIVE MVA:



      Assume that on the date of surrender, the current rate (J) is 8% or .08.



                                   N/12
                         1 + l
    The MVA factor =   ( ------  )       -1
                         1 + J
                                   24/12
                         1 + .06
                   =   ( ------  )       -1
                         1 + .08

                   =   (.981)(2) -1

                   =   .963 -1

                   =   -.037

      The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current contract year is multiplied by the MVA factor to determine the MVA



                   ($11,910.16 - $674.16) X (-.037) = -$415.73



      $415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.



      For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) X (-.037) = -$49.06. $49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.



EXAMPLE OF A POSITIVE MVA:



Assume that on the date of surrender, the current rate (J) is 5% or .05.



                                   N/12
                         1 + l
    The MVA factor =   ( ------  )       -1
                         1 + J
                                   24/12
                         1 + .06
                   =   ( ------  )       -1
                         1 + .05

                   =   (1.010)(2) -1

                   =   1.019 -1

                   =   .019




      The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Contract Year is multiplied by the MVA factor to determine the MVA.



                     ($11,910.16 - $674.16) X .019 = $213.48



      $213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.



      For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) X .019 = $25.19.



      $25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

                               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
                               ANNUITY SERVICE MAILING ADDRESS:
                               80 BROAD STREET
                               NEW YORK, NEW YORK 10004

                               TELEPHONE:
                               Toll Free (800) 447-7569
                               In New York (212) 943-3855

                               GENERAL DISTRIBUTOR
                               Clarendon Insurance Agency, Inc.
                               One Sun Life Executive Park
                               Wellesley Hills, Massachusetts 02481

                               LEGAL COUNSEL
                               Covington & Burling
                               1201 Pennsylvania Avenue, N.W.
                               P.O. Box 7566
                               Washington, D.C. 20044

                               AUDITORS
                               Deloitte Touche LLP
                               125 Summer Street
                               Boston, Massachusetts 02110

 GOLD-NY-1 5/99

                                                                     May 1, 1999


                                 REGATTA GOLD - NY

                             VARIABLE AND FIXED ANNUITY

                        STATEMENT OF ADDITIONAL INFORMATION

                         SUN LIFE (N.Y.) VARIABLE ACCOUNT C

                                 TABLE OF CONTENTS


Calculation of Performance Data - Average Annual Total Return...................
Non-Standardized Investment Performance ........................................
Advertising and Sales Literature ...............................................
Calculations ...................................................................
     Example of Variable Accumulation Unit Value Calculation....................
     Example of Variable Annuity Unit Calculation ..............................
     Example of Variable Annuity Payment Calculation ...........................
     Calculation of Annuity Values .............................................
Distribution of the Contracts ..................................................
Designation and Change of Beneficiary ..........................................
Custodian ......................................................................
Financial Statements ...........................................................


          The Statement of Additional Information sets forth information which may be of interest to prospective purchasers of Regatta Platinum NY Variable and Fixed Annuity Contracts (the "Contracts") issued by Sun Life Insurance and Annuity Company of New York (the "Company") in connection with Sun Life (N.Y.) Variable Account C (the "Variable Account") which is not included in the Prospectus dated May 1, 1999. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge from the Company at its Annuity Service Mailing Address, c/o Sun Life Insurance and Annuity Company of New York, 80 Broad Street, New York, New York 10004, or by telephoning (212) 943-3855 or
(800) 447-7569.

          The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.


--------------------------------------------------------------------------------
THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                          CALCULATION OF PERFORMANCE DATA
                            AVERAGE ANNUAL TOTAL RETURN:

          The table below shows, for various Sub-Accounts of the Variable Account, the Average Annual Total Return for the stated periods (or shorter period indicated in the table below), based upon a hypothetical initial Purchase Payment of $1,000, calculated in accordance with the formula set out after the table. For purposes of determining these investment results, the actual investment performance of each Series of the MFS/Sun Life Series Trust is reflected from the date the Regatta products were offered in New York or such later date that the Series commenced operations (the "Commencement Date"), although the Contracts have been offered only since August 1996. No information is shown for the Series that have not commenced operations or that have been in operation for less than one year.


                       STANDARDIZED AVERAGE ANNUAL TOTAL RETURN
                           PERIOD ENDING DECEMBER 31, 1998


                                            1 YEAR    5 YEAR    10 YEAR
                                            PERIOD    PERIOD    PERIOD    LIFE      COMMENCEMENT DATE
 Capital Appreciation Series                20.67%    17.69%       --               April 1, 1993
 Capital Opportunities Series               19.18%       --        --     22.02%    June 3, 1996
 Emerging Growth Series                     25.70%       --        --     24.54%    May 1, 1995
 Global Asset Allocation Series (1)         (0.80)%      --        --     10.92%    November 7, 1994
 Global Governments Series (2)               7.85%     3.76%               6.84%    May 16, 1998
 Global Growth Series (3)                    6.86%    10.05%       --     11.12%    November 16, 1993
 Global Total Return Series (4)             10.64%       --        --     13.23%    November 7, 1994
 Government Securities Series                1.34%     4.59%                        April 1, 1993
 High Yield Series                          (6.26)%    5.75%                        April 1, 1993
 International Growth Series                (4.93)%      --        --     (3.27)%   June 3, 1996
 International Growth and Income Series     13.88%       --        --      7.55%    October 2, 1995
 Managed Sectors Series                      4.62%    14.37%                        April 1, 1993
 Massachusetts Investors Trust Series (5)   15.69%    20.41%                        April 1, 1993
 MFS/Foreign & Colonial Emerging
   Markets Equity Series                   (34.47)%      --        --    (11.81)%   June 5, 1996
 Money Market Series                        (2.13)%    2.76%               3.88%    October 18, 1985
 Research Series                            15.49%       --        --     22.35%    November 7, 1994
 Research Growth and Income Series          14.48%       --        --     14.91%    May 12, 1997
 Total Return Series                         3.91%    11.59%                        April 1, 1993
 Utilities Series                            9.87%    16.65%       --     16.21%    November 16, 1993


(1) Formerly, World Asset Allocation Series
(2) Formerly, World Governments Series
(3) Formerly, World Growth Series
(4) Formerly, World Total Return Series
(5) Formerly, Conservative Growth Series


          The length of the period and the last day of each period used in the above table are set out in the table headings. The Average Annual Total Return for each period was determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, in accordance with the following formula:

                                         n
                                 P(l + T)  = ERV

     Where:    P = a hypothetical initial Purchase Payment of $1,000
               T = average annual total return for the period n = number of years
             ERV = redeemable value (as of the end of the period) of a hypothetical $1,000 Purchase Payment made at the beginning of the 1-year, 5-year, or 10-year period (or fractional portion thereof)

The formula assumes that: 1) all recurring fees have been deducted from the Participant's Account; 2) all applicable non-recurring Contract charges are deducted at the end of the period, and 3) there will be a full surrender at the end of the period.


          The $30 annual Account Fee will be allocated among the Sub-Accounts so that each Sub-Account's allocated portion of the Account Fee is proportional to the percentage of the number of Individual Contracts and Certificates that have amounts allocated to that Sub-Account. Because the impact of Account Fees on a particular Contract may differ from those assumed in the computation due to differences between actual allocations and the assumed ones, the total return that would have been experienced by an actual Contract over these same time periods may have been different from that shown above.

NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN:




       The table below shows, for various Sub-Accounts of the Variable Account, the Non-Standardized Average Total Return for the stated periods (or shorter period indicated in the note below), based upon a hypothetical initial Purchase Payment of $1,000, calculated in accordance with the formula set out under "Standardized Average Annual Total Return". For purposes of determing these investment results, the actual investment performance of each Series of MFS/Sun Life Series Trust is reflected from the date such Series commenced operations ("Inception"), although the Contracts have been offered only since August, 1996. No information is shown for the Bond Series, Equity Income Series, Massachusetts Investors Growth Stock Series, New Discovery Series, Research International Series or Strategic Income Series as such Series had been in operation less than one year as of December 31, 1998.



                     NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN
                           PERIOD ENDING DECEMBER 31, 1998



                                            1 YEAR    5 YEAR    10 YEAR             DATE OF INCEPTION
                                            PERIOD    PERIOD    PERIOD    LIFE *
 Capital Appreciation Series                20.67%    17.69%    18.23%    15.92%    August 13, 1985
 Capital Opportunities Series**             19.18%       --        --     22.02%    June 3, 1996
 Emerging Growth Series                        --        --        --        --     May 1, 1995
 Global Asset Allocation Series                --        --        --        --     November 7, 1994
 Global Governments Series                   7.85%     3.76%     6.94%     6.84%    May 16, 1998
 Global Growth Series                        6.86%    10.05%       --     11.12%    November 16, 1993
 Global Total Return Series                    --        --        --        --     November 7, 1994
 Government Securities Series                1.34%     4.59%     6.98%     7.15%    August 12, 1985
 High Yield Series                             --        --        --        --     August 13, 1985
 International Growth Series**               4.93%       --        --     (3.27)%   June 3, 1996
 International Growth and Income Series     13.88%       --        --      7.55%    October 2, 1995
 Managed Sectors Series                      4.62%    14.37%    15.82%    15.27%    May 27, 1988
 Massachusetts Investors Trust Series       15.69%    20.41%    17.27%    14.28%    December 5, 1986
 MFS/Foreign & Colonial Emerging
   Markets Equity Series**                     --        --        --        --     June 5, 1996
 Money Market Series                        (2.13)%    2.76%     3.63%     3.89%    August 29, 1985
 Research Series                            15.49%       --        --     22.35%    November 7, 1994
 Research Growth and Income Series             --        --        --        --     May 12, 1997
 Total Return Series                         3.91%    11.59%    11.40%    11.18%    May 16, 1988
 Utilities Series                            9.87     16.65%       --     16.21%    November 16, 1993



----------------
 *From commencement of investment operations



**Actual returns, not annualized.

NON-STANDARIZED COMPOUND GROWTH RATE



          The table below shows, for various Sub-Accounts of the Variable Account, the Non-Standardized Compound Growth Rate for the stated periods (or shorter period indicated in the note below), based upon a hypothetical investment, calculated in accordance with the formula set out under "Standardized Average Annual Return," except that no withdrawal charges or annual Account Fees have been deducted. If withdrawal charges and Account Fees were reflected, returns would be lower (see "Standardized Average Annual Total Return" and "Non-Standardized Average Annual Total Return"). For purposes of determing these investment results, the actual investment performance of each Series of MFS/Sun Life Series Trust is reflected from the date such Series commenced operations ("Inception"), although the Contracts have been offered only since August, 1996. No information is shown for the Bond Series, Equity Income Series, Massachusetts Investors Growth Stock Series, New Discovery Series, Research International Series or Strategic Income Series as such Series had been in operation less than one year as of December 31, 1997.



                       NON-STANDARDIZED COMPOUND GROWTH RATE
                          PERIOD ENDING DECEMBER 31, 1998



                                            1 YEAR    5 YEAR    10 YEAR             DATE OF INCEPTION
                                            PERIOD    PERIOD    PERIOD    LIFE *
 Capital Appreciation Series                26.93%    18.41%    18.45%    16.12%    August 13, 1985
 Capital Opportunities Series**             25.20%       --        --     23.44%    June 3, 1996
 Emerging Growth Series                     32.01%       --        --     25.55%    May 1, 1995
 Global Asset Allocation Series              4.96%       --        --     11.67%    November 7, 1994
 Global Governments Series                  13.87%     4.33%     7.02%     6.92%    May 16, 1998
 Global Growth Series                       12.97%    10.72%       --     11.75%    November 16, 1993
 Global Total Return Series                 16.71%       --        --     13.93%    November 7, 1994
 Government Securities Series                7.23%     5.23%     7.11%     7.27%    August 12, 1985
 High Yield Series                          (0.78)%    6.39%     7.99%     8.13%    August 13, 1985
 International Growth Series**              (0.51)%      --        --     (1.95)%   June 3, 1996
 International Growth and Income Series     19.94%       --        --      8.81%    October 2, 1995
 Managed Sectors Series                     10.72%    14.95%    15.90%    15.35%    May 27, 1988
 Massachusetts Investors Trust Series       22.13%    21.04%    17.42%    14.45%    December 5, 1986
 MFS/Foreign & Colonial Emerging
   Markets Equity Series**                 (30.92)%      --        --    (10.76)%   June 5, 1996
 Money Market Series                         3.58%     3.39%     3.80%     4.06%    August 29, 1985
 Research Series                            21.92%       --        --     23.14%    November 7, 1994
 Research Growth and Income Series          20.48%       --        --     18.23%    May 12, 1997
 Total Return Series                        10.20%    12.44%    11.70%    11.47%    May 16, 1988
 Utilities Series                           15.96%    17.13%       --     16.69%    November 16, 1993



----------------
 *From commencement of investment operations



**Actual returns, not annualized.


ADDITIONAL NON-STANDARDIZED INVESTMENT PERFORMANCE:

          The Variable Account may illustrate its results over various periods and compare its results to indices and other variable annuities in sales materials including advertisements, brochures and sports. Such results may be computed on a "cumulative" and/or "annualized" basis.

          "Cumulative" quotations are arrived at by calculating the change in the Accumulation Unit value of a Sub-Account between the first and last day of the base period being measured, and expressing the difference as a percentage of the Accumulation Unit value at the beginning of the base period.

          "Annualized" quotations are calculated by applying a formula which determines the level rate of return which, if earned over the entire base period, would produce the cumulative return.

ADVERTISING AND SALES LITERATURE

          As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

          A.M. BEST'S RATING SYSTEM is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

          DUFF & PHELPS CREDIT RATING Company's Insurance Company Claims Paying Ability Rating is an independent evaluation by a nationally accredited rating organization of an insurance company's ability to meet its future obligations under the contracts and products it sells. The rating takes into account both quantitative and qualitative factors.

          LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

          STANDARD & POOR's insurance claims-paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations of its insurance policies in accordance with their terms.

          VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

          MOODY'S Investors Services, Inc.'s insurance claims-paying rating is a system of rating an insurance company's financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

          STANDARD & POOR'S INDEX - broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

          NASDAQ-OTC Price Index - this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market valueweighted and was introduced with a base of 100.00 on February 5, 1971.

          DOW JONES INDUSTRIAL AVERAGE (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared and Published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

          MORNINGSTAR, Inc. is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities. This coverage for mutual funds includes, among other information, performance analysis rankings, risk rankings (e.g. aggressive, moderate or conservative), and "style box" matrices. Style box matrices display, for equity funds, the investment philosophy and size of the companies in which the fund invests and, for fixed-income funds, interest rate sensitivity and credit quality of the investment instruments.

          IBBOTSON ASSOCIATES, Inc. is a consulting firm that provides a variety of historical data, including total return, capital appreciation and income, on the stock market as well as other investment asset classes, and inflation. This information will be used primarily for comparative purposes and to illustrate general financial planning principles.

          In its advertisements and other sales literature for the Variable Account and the Series Fund, the Company intends to illustrate the advantages of the Contracts in a number of ways:

          DOLLAR COST AVERAGING ILLUSTRATIONS. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.

          SYSTEMATIC WITHDRAWAL PROGRAM. A service provided by the Company, through which a Participant may take any distribution allowed by Internal Revenue Code Section 401 (a) (9) in the case of Qualified Contracts, or permitted under Internal Revenue Code Section 72 in the case of Non-Qualified Contracts, by way of a series of partial withdrawals. Withdrawals under this program may be fully or partially includible in income and may be subject to a 10% penalty tax. Consult your tax advisor.

          THE COMPANY'S OR MFS' CUSTOMERS. Sales literature for the Variable Account and the Funds may refer to the number of clients which they serve.

          THE COMPANY'S OR MFS' ASSETS, SIZE. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor's, Duff & Phelps and A.M. Best Company above); it may refer to its assets; it may also discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria. The Company may also discuss these types of information in relation to its parents. For example, at December 31, 1997 Sun Life Assurance Company of Canada (U.S.) was the 37th largest U.S. life insurance company based upon overall assets and its ultimate parent company, Sun Life Assurance Company of Canada, was the 21st largest.

          COMPOUND INTEREST ILLUSTRATIONS. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the Fixed Account; and the compounding effect when a participant makes regular deposits to his or her account.

          The Company may use hypothetical illustrations of the benefits of tax deferral, including but not limited to the following chart:

          The chart below assumes an initial investment of $10,000 which remains fully invested for the entire time period, an 8% annual return, and a 33% combined federal and state income tax rate. It compares how three different investments might fare over 10, 20, and 30 years. The first example illustrates an investment in a non-tax-deferred account and assumes that taxes are paid annually out of that account. The second example illustrates how the same investment would grow in a tax-deferred investment, such as an annuity. And the third example illustrates the net value of the tax-deferred investment after paying taxes on the full account value.

--------------------------------------------------------------------------------
                                      10 YEARS       20 YEARS       30 YEARS
--------------------------------------------------------------------------------
 Non-Tax-Deferred Account              $16,856        $28,413       $ 47,893
--------------------------------------------------------------------------------
 Tax-Deferred Account                  $21,589        $46,610       $100,627
--------------------------------------------------------------------------------
 Tax-Deferred Account After            $17,765        $34,528       $ 70,720
--------------------------------------------------------------------------------
 Paying Taxes
--------------------------------------------------------------------------------

THIS ILLUSTRATION IS HYPOTHETICAL AND DOES NOT REPRESENT THE PROJECTED PERFORMANCE OF THE REGATTA GOLD-NY VARIABLE ANNUITY OR ANY OF ITS INVESTMENT OPTIONS. THE ILLUSTRATION DOES NOT REFLECT THE DEDUCTION OF ANY CHARGES OR FEES RELATED TO PORTFOLIO MANAGEMENT, MORTALITY AND EXPENSE, OR ACCOUNT ADMINISTRATION. TAXES ON EARNINGS WITHIN AN ANNUITY ARE DUE UPON WITHDRAWAL. WITHDRAWALS MAY ALSO BE SUBJECT TO SURRENDER CHARGES AND, IF MADE PRIOR TO AGE 59 1/2, A 10% FEDERAL PENALTY TAX.

                                     CALCULATIONS

EXAMPLE OF VARIABLE ACCUMULATION UNIT VALUE CALCULATION

     Suppose the net asset value of a Series Fund share at the end of the current valuation period is $18.38; at the end of the immediately preceding valuation period was $18.32; the Valuation Period is one day; and no dividends or distributions caused Series Fund shares to go "ex-dividend" during the current Valuation Period. $18.38 divided by $18.32 is 1.00327511. Subtracting the one day risk factor for mortality and expense risks and the administrative expense charge of .00003863 (the daily equivalent of the current maximum charge of 1.40% on an annual basis) gives a net investment factor of 1.00323648. If the value of the variable accumulation unit for the immediately preceding valuation period had been 14.5645672, the value for the current valuation period would be 14.6117051 (14.5645672 X 1.00323648).

EXAMPLE OF VARIABLE ANNUITY UNIT CALCULATION

     Suppose the circumstances of the first example exist, and the value of an annuity unit for the immediately preceding valuation period had been
12.3456789. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the annuity unit for the current valuation period would be 12.3846325 (12.3456789 X 1.00323648 (the Net Investment Factor) X 0.99991902).
0.99991902 is the factor, for a one day Valuation Period, that neutralizes the assumed interest rate of 3% per year used to establish the Annuity Payment Rates found in certain Contracts. (The factor that neutralizes the assumed interest rate of 3% per year used to establish the Annuity Payment Rates found in other Contracts is 0.99991902).

EXAMPLE OF VARIABLE ANNUITY PAYMENT CALCULATION

    Suppose that a Participant Account is credited with 8,765.4321 variable accumulation units of a particular Sub-Account but is not credited with any fixed accumulation units; that the variable accumulation unit value and the annuity unit value for the particular Sub-Account for the valuation period which ends immediately preceding the annuity commencement date are
14.5645672 and 12.3456789 respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the annuity unit value on the day prior to the second variable annuity payment date is 12.3846325. The first variable annuity payment would be $865.57 (8,765.4321 X 14.5845672 X 6.78 divided by 1,000). The number of annuity units credited would be
70.1112 ($865.57 divided by 12.3456789) and the second variable annuity payment would be $868.28 (70.1112 X 12.3846325).

CALCULATION OF ANNUITY VALUES

          The Fixed Annuity Unit Value for each Sub-Account is $10.00 for the first Valuation Period of the Sub-Account. For subsequent Valuation periods, the Variable Annuity Unit Value for the Sub-Account is the previous Variable Annuity Unit Value times the Net Investment Factor for the Sub-Account.

                           DISTRIBUTION OF THE CONTRACTS

          We offer the Contracts on a continuous basis. The Contracts are sold by licensed insurance agents in the State of New York. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with the Company and the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Sun Life (U.S.). Clarendon is registered with the SEC under the Securities Exchange Act of 1934 as broker-dealer and is a member of the National Association of Securities Dealers, Inc. Clarendon also acts as the general distributor of certain other annuity contracts issued by the Company Sun Life (U.S.) and variable life insurance contracts issued by Sun Life (U.S.).


          Commissions and other distribution compensation will be paid by the Company to the selling agents and will not be more than 7.10% of Purchase Payments. In addition, after the first Account Year, broker-dealers who have entered into distribution agreements with the Company may receive an annual renewal commission of no more than 1.00% of the Participant's Account Value. In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. In some instances, such other incentives may be offered only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of the Contracts or Certificates or other contracts offered by the Company. Commissions will not be paid with respect to Participant Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contracts, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in the Prospectus under the heading "Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates."


                       DESIGNATION AND CHANGE OF BENEFICIARY

          The Beneficiary designation in the Application will remain in effect until changed.


          Subject to the rights of an irrevocably designated Beneficiary, you may change or revoke the designation of Beneficiary by filing the change or revocation with us in the form we require. The change or revocation will not be binding on us until we receive it. When we receive it, the change or revocation will be effective as of the date on which it was signed, but the change or revocation will be without prejudice to us on account of any payment we make or any action we take before receiving the change or revocation.

          Please refer to the terms of your particular retirement plan and any applicable legislation for any restrictions on the beneficiary designation.

                                     CUSTODIAN

          We are the Custodian of the assets of the Variable Account. We will purchase Series Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Series Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

                                FINANCIAL STATEMENTS

          The Financial Statements of Sun Life (N.Y.) Variable Account C for the year ended December 31, 1998 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

STATEMENT OF CONDITION-- December 31, 1998

 ASSETS:
    Investments in MFS/Sun Life Series Trust:          Shares        Cost         Value
                                                     ----------  ------------  ------------
     Capital Appreciation Series ("CAS")...........   1,108,949  $ 41,650,221  $ 50,936,925
     Capital Opportunities ("COS").................     196,081     3,004,140     3,329,814
     Conservative Growth Series ("CGS")............   1,906,082    58,914,232    72,903,135
     Emerging Growth Series ("EGS")................   1,066,331    19,376,576    24,822,677
     MFS/Foreign & Colonial Emerging Markets Equity
      Series ("FCE")...............................      18,696       166,204       140,033
     International Growth Series ("FCG")...........     265,459     3,054,820     3,500,104
     International Growth and Income Series
      ("FCI")......................................      40,468       414,408       393,971
     Government Securities Series ("GSS")..........     940,103    12,111,944    12,592,294
     High Yield Series ("HYS").....................   1,610,555    15,133,234    14,758,345
     Managed Sectors Series ("MSS")................     449,846    12,202,600    12,705,820
     Money Market Series ("MMS")...................  16,308,662    16,308,662    16,308,662
     Research Series ("RES").......................   1,636,136    32,275,523    37,668,622
     Research Growth and Income Series ("RGS").....     215,616     2,547,539     2,888,032
     Total Return Series ("TRS")...................   2,672,163    51,616,074    56,819,488
     Utilities Series ("UTS")......................     644,603     9,987,187    11,012,694
     World Asset Allocation Series ("WAA").........     227,036     3,291,343     3,279,539
     World Governments Series ("WGS")..............     334,327     3,766,005     4,087,858
     World Growth Series ("WGO")...................     672,489     9,523,270    10,527,939
     World Total Return Series ("WTR").............     279,438     4,244,370     4,699,842
                                                                 ------------  ------------
                                                                 $299,588,352  $343,375,794
                                                                 ------------
                                                                 ------------
 LIABILITY:
     Payable to sponsor............................                                 (86,551)
                                                                               ------------
         Net Assets................................                            $343,289,243
                                                                               ------------
                                                                               ------------

                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

 NET ASSETS:
                                           Applicable to Owners of
                                          Deferred Variable Annuity
                                                 Contracts:
                                      ---------------------------------  Reserve for
                                                   Unit                   Variable
                                        Units     Value       Value       Annuities       Total
                                      ---------  --------  ------------  -----------   ------------
 Regatta-NY Contracts:
     CAS............................  1,030,044  $26.0156  $ 26,792,285  $   139,574   $ 26,931,859
     CGS............................    759,522   26.3767    20,032,265       92,682     20,124,947
     GSS............................    516,775   13.3628     6,905,503      --           6,905,503
     HYS............................    299,433   14.8376     4,456,292       15,289      4,471,581
     MSS............................    294,045   21.7749     6,403,143      --           6,403,143
     MMS............................    529,219   11.9179     6,303,200      --           6,303,200
     TRS............................  1,320,198   18.9202    24,974,001      664,139     25,638,140
     UTS............................     88,196   22.7757     2,009,345      --           2,009,345
     WGS............................    219,014   13.9401     3,055,870        1,724      3,057,594
     WGO............................    327,055   15.7177     5,141,618      --           5,141,618
                                                           ------------  -----------   ------------
                                                           $106,073,522  $   913,408   $106,986,930
                                                           ------------  -----------   ------------
 Regatta Gold-NY Contracts:
     CAS............................  1,387,198   17.2946  $ 23,992,396  $   --        $ 23,992,396
     COS............................    245,193   13.5854     3,329,814      --           3,329,814
     CGS............................  2,936,804   17.8458    52,405,906      350,357     52,756,263
     EGS............................  1,482,470   16.7445    24,822,677      --          24,822,677
     FCE............................     23,240    6.0241       140,033      --             140,033
     FCG............................    272,201   12.8587     3,500,104      --           3,500,104
     FCI............................     41,872    9.4088       393,971      --             393,971
     GSS............................    483,528   11.7627     5,686,382      --           5,686,382
     HYS............................    869,291   11.7316    10,205,985       78,983     10,284,968
     MSS............................    401,019   15.5700     6,244,146       60,790      6,304,936
     MMS............................    921,204   10.8609    10,005,379      --          10,005,379
     RES............................  2,330,245   16.1649    37,668,622      --          37,668,622
     RGS............................    222,849   12.9195     2,888,032      --           2,888,032
     TRS............................  2,154,305   14.2649    30,720,733      408,278     31,129,011
     UTS............................    529,135   16.9849     9,003,349      --           9,003,349
     WAA............................    267,873   12.2289     3,279,539      --           3,279,539
     WGS............................     90,226   11.4123     1,029,944      --           1,029,944
     WGO............................    402,319   13.3854     5,386,321      --           5,386,321
     WTR............................    334,013   13.8923     4,640,350       60,222      4,700,572
                                                           ------------  -----------   ------------
                                                           $235,343,683  $   958,630   $236,302,313
                                                           ------------  -----------   ------------
         Net Assets......................................  $341,417,205  $ 1,872,038   $343,289,243
                                                           ------------  -----------   ------------
                                                           ------------  -----------   ------------

                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

STATEMENT OF OPERATIONS-- Year Ended December 31, 1998

                                               CAS          COS           CGS          EGS           FCE
                                           Sub-Account  Sub-Account   Sub-Account  Sub-Account   Sub-Account
                                           -----------  -----------   -----------  -----------   -----------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received...............  $ 4,727,025   $ 65,902     $ 4,021,926  $  588,305     $  12,512
   Mortality and expense risk charges....      528,475     24,531         731,436     227,305         3,537
   Administrative charges................       63,417      2,944          87,772      27,277           424
                                           -----------  -----------   -----------  -----------   -----------
       Net investment income.............  $ 4,135,133   $ 38,427     $ 3,202,718  $  333,723     $   8,551
                                           -----------  -----------   -----------  -----------   -----------
 REALIZED AND UNREALIZED GAINS (LOSSES):
   Realized gains (losses) on investment
    transactions:
     Proceeds from sales.................  $ 9,944,892   $915,602     $ 8,893,269  $3,539,526     $ 309,078
     Cost of investments sold............    7,636,624    790,212       6,408,134   2,704,077       501,878
                                           -----------  -----------   -----------  -----------   -----------
       Net realized gains (losses).......  $ 2,308,268   $125,390     $ 2,485,135  $  835,449     $(192,800)
                                           -----------  -----------   -----------  -----------   -----------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year.........................  $ 9,286,704   $325,674     $13,988,903  $5,446,101     $ (26,171)
     Beginning of year...................    5,044,914     21,682       8,236,126   1,240,869       (52,077)
                                           -----------  -----------   -----------  -----------   -----------
       Change in unrealized appreciation
        (depreciation)...................  $ 4,241,790   $303,992     $ 5,752,777  $4,205,232     $  25,906
                                           -----------  -----------   -----------  -----------   -----------
         Realized and unrealized gains
          (losses).......................  $ 6,550,058   $429,382     $ 8,237,912  $5,040,681     $(166,894)
                                           -----------  -----------   -----------  -----------   -----------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS.............................  $10,685,191   $467,809     $11,440,630  $5,374,404     $(158,343)
                                           -----------  -----------   -----------  -----------   -----------
                                           -----------  -----------   -----------  -----------   -----------

                                              FCG          FCI           GSS           HYS           MSS
                                           Sub-Account  Sub-Account  Sub-Account   Sub-Account   Sub-Account
                                           ----------   ----------   -----------   -----------   -----------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received...............   $ 90,124     $  2,673    $  606,875    $  850,440    $1,700,250
   Mortality and expense risk charges....     37,022        3,260       139,729       170,097       141,133
   Administrative charges................      4,443          391        16,767        20,412        16,936
                                           ----------   ----------   -----------   -----------   -----------
       Net investment income (loss)......   $ 48,659     $   (978)   $  450,379    $  659,931    $1,542,181
                                           ----------   ----------   -----------   -----------   -----------
 REALIZED AND UNREALIZED GAINS (LOSSES):
   Realized gains (losses) on investment
    transactions:
     Proceeds from sales.................   $436,106     $ 63,828    $4,623,254    $4,139,643    $2,077,949
     Cost of investments sold............    382,074       67,075     4,495,083     3,989,746     1,951,325
                                           ----------   ----------   -----------   -----------   -----------
       Net realized gains (losses).......   $ 54,032     $ (3,247)   $  128,171    $  149,897    $  126,624
                                           ----------   ----------   -----------   -----------   -----------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year.........................   $445,284     $(20,437)   $  480,350    $ (374,889)   $  503,220
     Beginning of year...................     60,185       (3,549)      264,065       604,130     1,044,592
                                           ----------   ----------   -----------   -----------   -----------
       Change in unrealized appreciation
        (depreciation)...................   $385,099     $(16,888)   $  216,285    $ (979,019)   $ (541,372)
                                           ----------   ----------   -----------   -----------   -----------
         Realized and unrealized gains
          (losses).......................   $439,131     $(20,135)   $  344,456    $ (829,122)   $ (414,748)
                                           ----------   ----------   -----------   -----------   -----------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS.............................   $487,790     $(21,113)   $  794,835    $ (169,191)   $1,127,433
                                           ----------   ----------   -----------   -----------   -----------
                                           ----------   ----------   -----------   -----------   -----------

                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

                                               MMS          RES          RGS           TRS           UTS
                                           Sub-Account  Sub-Account   Sub-Account  Sub-Account   Sub-Account
                                           -----------  -----------   ----------   -----------   -----------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received...............  $   548,007  $1,202,319     $  5,749    $5,291,992    $  808,978
   Mortality and expense risk charges....      138,868     368,165       18,782       609,802        95,903
   Administrative charges................       16,664      44,180        2,254        73,176        11,508
                                           -----------  -----------   ----------   -----------   -----------
       Net investment income (loss)......  $   392,475  $  789,974     $(15,287)   $4,609,014    $  701,567
                                           -----------  -----------   ----------   -----------   -----------
 REALIZED AND UNREALIZED GAINS:
   Realized gains on investment
    transactions:
     Proceeds from sales.................  $24,403,313  $4,570,415     $155,606    $7,535,287    $1,120,448
     Cost of investments sold............   24,403,313   3,702,264      134,802     6,566,389       875,313
                                           -----------  -----------   ----------   -----------   -----------
       Net realized gains................  $   --       $  868,151     $ 20,804    $  968,898    $  245,135
                                           -----------  -----------   ----------   -----------   -----------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year.........................  $   --       $5,393,099     $340,493    $5,203,414    $1,025,507
     Beginning of year...................      --        1,565,138       27,151     5,938,585       809,777
                                           -----------  -----------   ----------   -----------   -----------
       Change in unrealized
        appreciation.....................  $   --       $3,827,961     $313,342    $ (735,171)   $  215,730
                                           -----------  -----------   ----------   -----------   -----------
         Realized and unrealized gains...  $   --       $4,696,112     $334,146    $  233,727    $  460,865
                                           -----------  -----------   ----------   -----------   -----------
 INCREASE IN NET ASSETS FROM
  OPERATIONS.............................  $   392,475  $5,486,086     $318,859    $4,842,741    $1,162,432
                                           -----------  -----------   ----------   -----------   -----------
                                           -----------  -----------   ----------   -----------   -----------

                                              WAA           WGS           WGO          WTR
                                           Sub-Account  Sub-Account   Sub-Account   Sub-Account     Total
                                           ----------   -----------   -----------   ----------   -----------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received...............   $219,895    $   52,678    $  742,689     $146,812    $21,685,151
   Mortality and expense risk charges....     40,045        50,462       123,593       41,967      3,494,112
   Administrative charges................      4,805         6,055        14,831        5,036        419,292
                                           ----------   -----------   -----------   ----------   -----------
       Net investment income (loss)......   $175,045    $   (3,839)   $  604,265     $ 99,809    $17,771,747
                                           ----------   -----------   -----------   ----------   -----------
 REALIZED AND UNREALIZED GAINS (LOSSES):
   Realized gains on investment
    transactions:
     Proceeds from sales.................   $792,170    $1,490,665    $2,750,733     $476,776    $78,238,560
     Cost of investments sold............    790,404     1,478,842     2,356,373      398,990     69,632,918
                                           ----------   -----------   -----------   ----------   -----------
       Net realized gains................   $  1,766    $   11,823    $  394,360     $ 77,786    $ 8,605,642
                                           ----------   -----------   -----------   ----------   -----------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year.........................   $(11,804)   $  321,853    $1,004,669     $455,472    $43,787,442
     Beginning of year...................     56,458      (205,715)      833,861      121,517     25,607,709
                                           ----------   -----------   -----------   ----------   -----------
       Change in unrealized appreciation
        (depreciation)...................   $(68,262)   $  527,568    $  170,808     $333,955    $18,179,733
                                           ----------   -----------   -----------   ----------   -----------
         Realized and unrealized gains
          (losses).......................   $(66,496)   $  539,391    $  565,168     $411,741    $26,785,375
                                           ----------   -----------   -----------   ----------   -----------
 INCREASE IN NET ASSETS FROM
  OPERATIONS.............................   $108,549    $  535,552    $1,169,433     $511,550    $44,557,122
                                           ----------   -----------   -----------   ----------   -----------
                                           ----------   -----------   -----------   ----------   -----------

                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                                            EGS
                                                     CAS                      COS                       CGS             Sub-Account
                                                 Sub-Account              Sub-Account               Sub-Account         -----------
                                           ------------------------  ----------------------   ------------------------
                                                                                                                        Year Ended
                                                  Year Ended               Year Ended                Year Ended          December
                                                 December 31,             December 31,              December 31,            31,
                                           ------------------------  ----------------------   ------------------------  -----------
                                              1998         1997         1998       1997*         1998         1997         1998
                                           -----------  -----------  ----------  ----------   -----------  -----------  -----------
 OPERATIONS:
   Net investment income (loss)..........  $ 4,135,133  $ 2,120,283  $   38,427   $  (1,777)  $ 3,202,718  $   839,603  $   333,723
   Net realized gains....................    2,308,268    1,540,585     125,390       4,627     2,485,135    1,505,247      835,449
   Net unrealized gains..................    4,241,790    1,903,609     303,992      21,682     5,752,777    4,882,670    4,205,232
                                           -----------  -----------  ----------  ----------   -----------  -----------  -----------
       Increase in net assets from
        operations.......................  $10,685,191  $ 5,564,477  $  467,809   $  24,532   $11,440,630  $ 7,227,520  $ 5,374,404
                                           -----------  -----------  ----------  ----------   -----------  -----------  -----------
 CONTRACT OWNER TRANSACTIONS:
   Accumulation Activity:
     Purchase payments received..........  $ 5,645,231  $ 5,437,094  $1,250,849   $ 342,925   $13,430,158  $12,920,177  $ 4,565,860
     Net transfers between Sub-Accounts
      and Fixed Account..................    2,271,423    2,074,585   1,000,555     302,919     8,538,077    6,398,425    3,478,850
     Withdrawals, surrenders,
      annuitizations and contract
      charges............................   (3,030,676)  (1,919,576)    (59,775)     --        (3,468,420)  (1,877,932)    (857,070)
                                           -----------  -----------  ----------  ----------   -----------  -----------  -----------
       Net accumulation activity.........  $ 4,885,978  $ 5,592,103  $2,191,629   $ 645,844   $18,499,815  $17,440,670  $ 7,187,640
                                           -----------  -----------  ----------  ----------   -----------  -----------  -----------
   Annuitization Activity:
     Annuitizations......................  $   --       $   --       $   --       $  --       $    54,952  $   251,244  $   --
     Annuity payments and account fees...      (39,858)     (31,346)     --          --           (32,919)     (15,570)     --
     Adjustments to annuity reserve......       (3,612)      (2,576)     --          --            (6,680)     (12,192)     --
                                           -----------  -----------  ----------  ----------   -----------  -----------  -----------
       Net annuitization activity........  $   (43,470) $   (33,922) $   --       $  --       $    15,353  $   223,482  $   --
                                           -----------  -----------  ----------  ----------   -----------  -----------  -----------
   Increase in net assets from contract
    owner transactions...................  $ 4,842,508  $ 5,558,181  $2,191,629   $ 645,844   $18,515,168  $17,664,152  $ 7,187,640
                                           -----------  -----------  ----------  ----------   -----------  -----------  -----------
     Increase in net assets..............  $15,527,699  $11,122,658  $2,659,438   $ 670,376   $29,955,798  $24,891,672  $12,562,044
 NET ASSETS:
   Beginning of period...................   35,396,556   24,273,898     670,376      --        42,925,412   18,033,740   12,260,633
                                           -----------  -----------  ----------  ----------   -----------  -----------  -----------
   End of period.........................  $50,924,255  $35,396,556  $3,329,814   $ 670,376   $72,881,210  $42,925,412  $24,822,677
                                           -----------  -----------  ----------  ----------   -----------  -----------  -----------
                                           -----------  -----------  ----------  ----------   -----------  -----------  -----------

                                              1997
                                           -----------
 OPERATIONS:
   Net investment income (loss)..........  $   (81,849)
   Net realized gains....................      119,697
   Net unrealized gains..................    1,280,838
                                           -----------
       Increase in net assets from
        operations.......................  $ 1,318,686
                                           -----------
 CONTRACT OWNER TRANSACTIONS:
   Accumulation Activity:
     Purchase payments received..........  $ 5,109,875
     Net transfers between Sub-Accounts
      and Fixed Account..................    2,532,138
     Withdrawals, surrenders,
      annuitizations and contract
      charges............................     (237,664)
                                           -----------
       Net accumulation activity.........  $ 7,404,349
                                           -----------
   Annuitization Activity:
     Annuitizations......................  $   --
     Annuity payments and account fees...      --
     Adjustments to annuity reserve......      --
                                           -----------
       Net annuitization activity........  $   --
                                           -----------
   Increase in net assets from contract
    owner transactions...................  $ 7,404,349
                                           -----------
     Increase in net assets..............  $ 8,723,035
 NET ASSETS:
   Beginning of period...................    3,537,598
                                           -----------
   End of period.........................  $12,260,633
                                           -----------
                                           -----------

*For the period July 14, 1997 (commencement of operations) to December 31, 1997.

                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

                                                     FCE                         FCG                        FCI
                                                 Sub-Account                 Sub-Account                Sub-Account
                                           ------------------------   -------------------------   ------------------------
                                                  Year Ended                 Year Ended                  Year Ended
                                                 December 31,               December 31,                December 31,
                                           ------------------------   -------------------------   ------------------------
                                              1998         1997*         1998          1997          1998        1997**
                                           -----------   ----------   -----------   -----------   ----------   -----------
 OPERATIONS:
   Net investment income (loss)..........   $    8,551    $  (1,887)  $    48,659   $    (5,125)   $    (978)    $    (255)
   Net realized gains (losses)...........     (192,800)        (146)       54,032         5,393       (3,247)          (16)
   Net unrealized gains (losses).........       25,906      (52,077)      385,099        56,979      (16,888)       (3,549)
                                           -----------   ----------   -----------   -----------   ----------   -----------
       Increase (decrease) in net assets
        from operations..................   $ (158,343)   $ (54,110)  $   487,790   $    57,247    $ (21,113)    $  (3,820)
                                           -----------   ----------   -----------   -----------   ----------   -----------
 CONTRACT OWNER TRANSACTIONS:
   Accumulation Activity:
     Purchase payments received..........   $   99,812    $ 116,973   $   364,428   $   680,068    $ 182,841     $  53,676
     Net transfers between Sub-Accounts
      and Fixed Account..................     (159,531)     302,187       775,936       731,375      155,918        36,535
     Withdrawals, surrenders,
      annuitizations
      and contract charges...............       (6,955)      --          (151,648)      (20,814)     (10,066)      --
                                           -----------   ----------   -----------   -----------   ----------   -----------
       Net accumulation activity.........   $  (66,674)   $ 419,160   $   988,716   $ 1,390,629    $ 328,693     $  90,211
                                           -----------   ----------   -----------   -----------   ----------   -----------
   Annuitization Activity:
     Annuity payments and account fees...   $  --         $  --       $   --        $   --         $  --         $ --
     Adjustments to annuity reserve......      --            --           --            --            --           --
                                           -----------   ----------   -----------   -----------   ----------   -----------
       Net annuitization activity........   $  --         $  --       $   --        $   --         $  --         $ --
                                           -----------   ----------   -----------   -----------   ----------   -----------
   Increase (decrease) in net assets from
    contract owner transactions..........   $  (66,674)   $ 419,160   $   988,716   $ 1,390,629    $ 328,693     $  90,211
                                           -----------   ----------   -----------   -----------   ----------   -----------
     Increase (decrease) in net assets...   $ (225,017)   $ 365,050   $ 1,476,506   $ 1,447,876    $ 307,580     $  86,391
 NET ASSETS:
   Beginning of period...................      365,050       --         2,023,598       575,722       86,391       --
                                           -----------   ----------   -----------   -----------   ----------   -----------
   End of period.........................   $  140,033    $ 365,050   $ 3,500,104   $ 2,023,598    $ 393,971     $  86,391
                                           -----------   ----------   -----------   -----------   ----------   -----------
                                           -----------   ----------   -----------   -----------   ----------   -----------

                                                     GSS
                                                 Sub-Account
                                           ------------------------

                                                  Year Ended
                                                 December 31,
                                           ------------------------
                                              1998         1997
                                           -----------  -----------
 OPERATIONS:
   Net investment income (loss)..........  $   450,379  $   488,183
   Net realized gains (losses)...........      128,171       37,818
   Net unrealized gains (losses).........      216,285      129,079
                                           -----------  -----------
       Increase (decrease) in net assets
        from operations..................  $   794,835  $   655,080
                                           -----------  -----------
 CONTRACT OWNER TRANSACTIONS:
   Accumulation Activity:
     Purchase payments received..........  $ 1,440,848  $   901,461
     Net transfers between Sub-Accounts
      and Fixed Account..................    2,333,811      537,631
     Withdrawals, surrenders,
      annuitizations
      and contract charges...............   (1,525,871)    (577,767)
                                           -----------  -----------
       Net accumulation activity.........  $ 2,248,788  $   861,325
                                           -----------  -----------
   Annuitization Activity:
     Annuity payments and account fees...  $    (8,935) $    (2,591)
     Adjustments to annuity reserve......          (83)        (132)
                                           -----------  -----------
       Net annuitization activity........  $    (9,018) $    (2,723)
                                           -----------  -----------
   Increase (decrease) in net assets from
    contract owner transactions..........  $ 2,239,770  $   858,602
                                           -----------  -----------
     Increase (decrease) in net assets...  $ 3,034,605  $ 1,513,682
 NET ASSETS:
   Beginning of period...................    9,557,280    8,043,598
                                           -----------  -----------
   End of period.........................  $12,591,885  $ 9,557,280
                                           -----------  -----------
                                           -----------  -----------

 *For the period July 14, 1997 (commencement of operations) to December 31,
1997.
**For the period August 11, 1997 (commencement of operations) to December 31, 1997.

                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

                                                     HYS                       MSS                        MMS
                                                 Sub-Account               Sub-Account                Sub-Account
                                           ------------------------  ------------------------   ------------------------
                                                  Year Ended                Year Ended                 Year Ended
                                                 December 31,              December 31,               December 31,
                                           ------------------------  ------------------------   ------------------------
                                              1998         1997         1998         1997          1998         1997
                                           -----------  -----------  -----------  -----------   -----------  -----------
 OPERATIONS:
   Net investment income.................  $   659,931  $   383,220  $ 1,542,181  $   706,385   $   392,475  $   357,569
   Net realized gains....................      149,897      124,062      126,624      312,787       --           --
   Net unrealized gains (losses).........     (979,019)     380,978     (541,372)     531,538       --           --
                                           -----------  -----------  -----------  -----------   -----------  -----------
       Increase (decrease) in net assets
        from operations..................  $  (169,191) $   888,260  $ 1,127,433  $ 1,550,710   $   392,475  $   357,569
                                           -----------  -----------  -----------  -----------   -----------  -----------
 CONTRACT OWNER TRANSACTIONS:
   Accumulation Activity:
     Purchase payments received..........  $ 3,046,502  $ 2,509,428  $ 1,471,282  $ 1,282,041   $ 6,979,970  $ 7,367,664
     Net transfers between Sub-Accounts
      and Fixed Account..................    2,266,782    1,893,307    1,246,414    1,220,095     4,354,504   (4,368,281)
     Withdrawals, surrenders,
      annuitizations and contract
      charges............................   (1,309,324)    (421,568)    (917,266)    (587,414)   (5,785,099)  (2,272,208)
                                           -----------  -----------  -----------  -----------   -----------  -----------
       Net accumulation activity.........  $ 4,003,960  $ 3,981,167  $ 1,800,430  $ 1,914,722   $ 5,549,375  $   727,175
                                           -----------  -----------  -----------  -----------   -----------  -----------
   Annuitization Activity:
     Annuitizations......................  $    86,382  $    20,734  $    54,124  $   --        $   --       $   --
     Annuity payments and account fees...       (8,589)      (1,137)        (520)     --             (2,231)        (643)
     Adjustments to annuity reserve......       (1,717)         (79)       2,259      --                 (6)         (30)
                                           -----------  -----------  -----------  -----------   -----------  -----------
       Net annuitization activity........  $    76,076  $    19,518  $    55,863  $   --        $    (2,237) $      (673)
                                           -----------  -----------  -----------  -----------   -----------  -----------
   Increase in net assets from contract
    owner transactions...................  $ 4,080,036  $ 4,000,685  $ 1,856,293  $ 1,914,722   $ 5,547,138  $   726,502
                                           -----------  -----------  -----------  -----------   -----------  -----------
     Increase in net assets..............  $ 3,910,845  $ 4,888,945  $ 2,983,726  $ 3,465,432   $ 5,939,613  $ 1,084,071
 NET ASSETS:
   Beginning of period...................   10,845,704    5,956,759    9,724,353    6,258,921    10,368,966    9,284,895
                                           -----------  -----------  -----------  -----------   -----------  -----------
   End of period.........................  $14,756,549  $10,845,704  $12,708,079  $ 9,724,353   $16,308,579  $10,368,966
                                           -----------  -----------  -----------  -----------   -----------  -----------
                                           -----------  -----------  -----------  -----------   -----------  -----------

                                                     RES
                                                 Sub-Account
                                           ------------------------

                                                  Year Ended
                                                 December 31,
                                           ------------------------
                                              1998         1997
                                           -----------  -----------
 OPERATIONS:
   Net investment income.................  $   789,974  $    91,756
   Net realized gains....................      868,151      165,147
   Net unrealized gains (losses).........    3,827,961    1,401,570
                                           -----------  -----------
       Increase (decrease) in net assets
        from operations..................  $ 5,486,086  $ 1,658,473
                                           -----------  -----------
 CONTRACT OWNER TRANSACTIONS:
   Accumulation Activity:
     Purchase payments received..........  $ 5,661,381  $ 7,847,808
     Net transfers between Sub-Accounts
      and Fixed Account..................    8,373,302    6,025,796
     Withdrawals, surrenders,
      annuitizations and contract
      charges............................   (1,448,446)    (239,605)
                                           -----------  -----------
       Net accumulation activity.........  $12,586,237  $13,633,999
                                           -----------  -----------
   Annuitization Activity:
     Annuitizations......................  $   --       $   --
     Annuity payments and account fees...      --           --
     Adjustments to annuity reserve......      --           --
                                           -----------  -----------
       Net annuitization activity........  $   --       $   --
                                           -----------  -----------
   Increase in net assets from contract
    owner transactions...................  $12,586,237  $13,633,999
                                           -----------  -----------
     Increase in net assets..............  $18,072,323  $15,292,472
 NET ASSETS:
   Beginning of period...................   19,596,299    4,303,827
                                           -----------  -----------
   End of period.........................  $37,668,622  $19,596,299
                                           -----------  -----------
                                           -----------  -----------

                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

                                                      RGS                        TRS                       UTS
                                                  Sub-Account                Sub-Account               Sub-Account
                                           -------------------------   ------------------------  ------------------------
                                                  Year Ended                  Year Ended                Year Ended
                                                 December 31,                December 31,              December 31,
                                           -------------------------   ------------------------  ------------------------
                                              1998         1997***        1998         1997         1998         1997
                                           -----------   -----------   -----------  -----------  -----------  -----------
 OPERATIONS:
   Net investment income (loss)..........  $   (15,287)    $  (1,915)  $ 4,609,014  $ 2,714,679  $   701,567  $   282,139
   Net realized gains....................       20,804           380       968,898      880,365      245,135      128,266
   Net unrealized gains (losses).........      313,342        27,151      (735,171)   2,564,568      215,730      510,417
                                           -----------   -----------   -----------  -----------  -----------  -----------
       Increase in net assets from
        operations.......................  $   318,859     $  25,616   $ 4,842,741  $ 6,159,612  $ 1,162,432  $   920,822
                                           -----------   -----------   -----------  -----------  -----------  -----------
 CONTRACT OWNER TRANSACTIONS:
   Accumulation Activity:
     Purchase payments received..........  $   955,442     $ 403,727   $ 5,723,954  $ 7,910,254  $ 3,379,684  $ 1,252,037
     Net transfers between Sub-Accounts
      and Fixed Account..................    1,012,621       216,206     7,589,931    4,487,309    2,309,074      674,611
     Withdrawals, surrenders,
      annuitizations and contract
      charges............................      (41,336)       (3,103)   (3,756,499)  (2,898,217)    (626,782)    (250,586)
                                           -----------   -----------   -----------  -----------  -----------  -----------
       Net accumulation activity.........  $ 1,926,727     $ 616,830   $ 9,557,386  $ 9,499,346  $ 5,061,976  $ 1,676,062
                                           -----------   -----------   -----------  -----------  -----------  -----------
   Annuitization Activity:
     Annuitizations......................  $   --          $ --        $   395,341  $   --       $   --       $   --
     Annuity payments and account fees...      --            --            (79,366)     (68,443)     --           --
     Adjustments to annuity reserve......      --            --             (7,297)     (16,416)     --           --
                                           -----------   -----------   -----------  -----------  -----------  -----------
       Net annuitization activity........  $   --          $ --        $   308,678  $   (84,859) $   --       $   --
                                           -----------   -----------   -----------  -----------  -----------  -----------
   Increase in net assets from contract
    owner transactions...................  $ 1,926,727     $ 616,830   $ 9,866,064  $ 9,414,487  $ 5,061,976  $ 1,676,062
                                           -----------   -----------   -----------  -----------  -----------  -----------
     Increase in net assets..............  $ 2,245,586     $ 642,446   $14,708,805  $15,574,099  $ 6,224,408  $ 2,596,884
 NET ASSETS:
   Beginning of period...................      642,446       --         42,058,346   26,484,247    4,788,286    2,191,402
                                           -----------   -----------   -----------  -----------  -----------  -----------
   End of period.........................  $ 2,888,032     $ 642,446   $56,767,151  $42,058,346  $11,012,694  $ 4,788,286
                                           -----------   -----------   -----------  -----------  -----------  -----------
                                           -----------   -----------   -----------  -----------  -----------  -----------

                                                      WAA
                                                  Sub-Account
                                           -------------------------

                                                  Year Ended
                                                 December 31,
                                           -------------------------
                                              1998          1997
                                           -----------   -----------
 OPERATIONS:
   Net investment income (loss)..........  $   175,045   $    49,854
   Net realized gains....................        1,766        19,530
   Net unrealized gains (losses).........      (68,262)       43,944
                                           -----------   -----------
       Increase in net assets from
        operations.......................  $   108,549   $   113,328
                                           -----------   -----------
 CONTRACT OWNER TRANSACTIONS:
   Accumulation Activity:
     Purchase payments received..........  $   451,961   $ 1,203,801
     Net transfers between Sub-Accounts
      and Fixed Account..................      357,692       818,064
     Withdrawals, surrenders,
      annuitizations and contract
      charges............................     (149,424)      (42,361)
                                           -----------   -----------
       Net accumulation activity.........  $   660,229   $ 1,979,504
                                           -----------   -----------
   Annuitization Activity:
     Annuitizations......................  $   --        $   --
     Annuity payments and account fees...      --            --
     Adjustments to annuity reserve......      --            --
                                           -----------   -----------
       Net annuitization activity........  $   --        $   --
                                           -----------   -----------
   Increase in net assets from contract
    owner transactions...................  $   660,229   $ 1,979,504
                                           -----------   -----------
     Increase in net assets..............  $   768,778   $ 2,092,832
 NET ASSETS:
   Beginning of period...................    2,510,761       417,929
                                           -----------   -----------
   End of period.........................  $ 3,279,539   $ 2,510,761
                                           -----------   -----------
                                           -----------   -----------

***For the period July 9, 1997 (commencement of operations) to December 31,
1997.

                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

                                                      WGS                         WGO                         WTR
                                                  Sub-Account                 Sub-Account                 Sub-Account
                                           -------------------------   -------------------------   -------------------------
                                                  Year Ended                  Year Ended                  Year Ended
                                                 December 31,                December 31,                December 31,
                                           -------------------------   -------------------------   -------------------------
                                              1998          1997          1998          1997          1998          1997
                                           -----------   -----------   -----------  ------------   -----------   -----------
 OPERATIONS:
   Net investment income (loss)..........  $    (3,839)  $   112,200   $   604,265   $    55,306   $    99,809   $       746
   Net realized gains (losses)...........       11,823      (107,682)      394,360       243,950        77,786         8,873
   Net unrealized gains (losses).........      527,568       (99,232)      170,808       585,190       333,955       111,590
                                           -----------   -----------   -----------  ------------   -----------   -----------
       Increase (decrease) in net assets
        from operations..................  $   535,552   $   (94,714)  $ 1,169,433   $   884,446   $   511,550   $   121,209
                                           -----------   -----------   -----------  ------------   -----------   -----------
 CONTRACT OWNER TRANSACTIONS:
   Accumulation Activity:
     Purchase payments received..........  $    98,948   $   298,940   $   560,743   $ 1,760,372   $   557,044   $   837,139
     Net transfers between Sub-Accounts
      and Fixed Account..................      (43,239)     (117,698)      424,047     1,155,858     1,590,561       955,063
     Withdrawals, surrenders,
      annuitizations and contract
      charges............................     (640,532)     (305,308)     (826,884)     (558,141)     (174,073)      (14,517)
                                           -----------   -----------   -----------  ------------   -----------   -----------
       Net accumulation activity.........  $  (584,823)  $  (124,066)  $   157,906   $ 2,358,089   $ 1,973,532   $ 1,777,685
                                           -----------   -----------   -----------  ------------   -----------   -----------
   Annuitization Activity:
     Annuitizations......................  $   --        $   --        $   --        $   --        $    58,314   $   --
     Annuity payments and account fees...       (2,179)       (2,160)      --            --               (560)      --
     Adjustments to annuity reserve......          (87)          (56)      --            --                730       --
                                           -----------   -----------   -----------  ------------   -----------   -----------
       Net annuitization activity........  $    (2,266)  $    (2,216)  $   --        $   --        $    58,484   $   --
                                           -----------   -----------   -----------  ------------   -----------   -----------
   Increase (decrease) in net assets from
    contract owner transactions..........  $  (587,089)  $  (126,282)  $   157,906   $ 2,358,089   $ 2,032,016   $ 1,777,685
                                           -----------   -----------   -----------  ------------   -----------   -----------
     Increase (decrease) in net assets...  $   (51,537)  $  (220,996)  $ 1,327,339   $ 3,242,535   $ 2,543,566   $ 1,898,894
 NET ASSETS:
   Beginning of period...................    4,139,075     4,360,071     9,200,600     5,958,065     2,157,006       258,112
                                           -----------   -----------   -----------  ------------   -----------   -----------
   End of period.........................  $ 4,087,538   $ 4,139,075   $10,527,939   $ 9,200,600   $ 4,700,572   $ 2,157,006
                                           -----------   -----------   -----------  ------------   -----------   -----------
                                           -----------   -----------   -----------  ------------   -----------   -----------

                                                     Total
                                           --------------------------

                                                   Year Ended
                                                  December 31,
                                           --------------------------
                                               1998          1997
                                           ------------  ------------
 OPERATIONS:
   Net investment income (loss)..........  $ 17,771,747  $  8,109,115
   Net realized gains (losses)...........     8,605,642     4,988,883
   Net unrealized gains (losses).........    18,179,733    14,276,945
                                           ------------  ------------
       Increase (decrease) in net assets
        from operations..................  $ 44,557,122  $ 27,374,943
                                           ------------  ------------
 CONTRACT OWNER TRANSACTIONS:
   Accumulation Activity:
     Purchase payments received..........  $ 55,866,938  $ 58,235,460
     Net transfers between Sub-Accounts
      and Fixed Account..................    47,876,728    25,876,125
     Withdrawals, surrenders,
      annuitizations and contract
      charges............................   (24,786,146)  (12,226,781)
                                           ------------  ------------
       Net accumulation activity.........  $ 78,957,520  $ 71,884,804
                                           ------------  ------------
   Annuitization Activity:
     Annuitizations......................  $    649,113  $    271,978
     Annuity payments and account fees...      (175,157)     (121,890)
     Adjustments to annuity reserve......       (16,493)      (31,481)
                                           ------------  ------------
       Net annuitization activity........  $    457,463  $    118,607
                                           ------------  ------------
   Increase (decrease) in net assets from
    contract owner transactions..........  $ 79,414,983  $ 72,003,411
                                           ------------  ------------
     Increase (decrease) in net assets...  $123,972,105  $ 99,378,354
 NET ASSETS:
   Beginning of period...................   219,317,138   119,938,784
                                           ------------  ------------
   End of period.........................  $343,289,243  $219,317,138
                                           ------------  ------------
                                           ------------  ------------

                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION

Sun Life (N.Y.) Variable Account C (the "Variable Account"), a separate account of Sun Life Insurance and Annuity Company of New York, the Sponsor (a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.)), was established on October 18, 1985 as a funding vehicle for the variable portion of certain individual combination fixed/variable annuity contracts. Sale of the Regatta-NY and Regatta Gold-NY contracts commenced on April 1, 1993 and August 1, 1996, respectively. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a specific series of MFS-Registered Trademark-/Sun Life Series Trust (the "Series Trust") as selected by contract owners. The Series Trust is an open-end management investment company registered under the Investment Company Act of 1940. Massachusetts Financial Services Company, an affiliate of Sun Life Assurance Company of Canada (U.S.), is investment adviser to the Series Trust.

(2) SIGNIFICANT ACCOUNTING POLICIES
GENERAL

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATIONS

Investments in shares of the Series Trust are recorded at their net asset value. Realized gains and losses on sales of shares of the Series Trust are determined on the identified cost basis. Dividend income and capital gain distributions received by the Sub-Accounts are reinvested in additional Series Trust shares and are recognized on the ex-dividend date.

Exchanges between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds.

FEDERAL INCOME TAX STATUS

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Variable Account is not taxed as a regulated investment company. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

(3) CONTRACT CHARGES

A mortality and expense risk charge based on the value of the Variable Account is deducted from the Variable Account at the end of each valuation period for the mortality and expense risks assumed by the Sponsor. These deductions are transferred periodically to the Sponsor. Currently, the deduction is at an effective annual rate of 1.25%.

Each year on the contract anniversary, an account administration fee ("Account Fee") of $30 is deducted from each contract's accumulation account. After the annuity commencement date the Account Fee is deducted pro rata from each variable annuity payment made during the year. In addition, a deduction is made from the Variable Account at the end of each valuation period (during both the accumulation period and after annuity payments begin) at an effective annual rate of 0.15% of the daily net assets of the Variable Account. These charges are paid to the Sponsor to reimburse it for administrative expenses which exceed the revenues received from the Account Fee.

The Sponsor does not deduct a sales charge from the purchase payments. However, a withdrawal charge (contingent deferred sales charge) of up to 6% of certain amounts withdrawn, when applicable, will be deducted to cover certain expenses relating to the sale of the contracts. In no event shall the aggregate withdrawal charges assessed exceed 9% of the purchase payment made under a Regatta-NY contract or 6% of the aggregate purchase payments made under a Regatta Gold-NY contract.

(4) ANNUITY RESERVES

Annuity reserves are calculated using the 1983 Individual Annuitant Mortality Table and an assumed interest rate of 4% for Regatta-NY contracts and 3% for Regatta Gold-NY contracts. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

(5) UNIT ACTIVITY FROM CONTRACT OWNER TRANSACTIONS

                                                            Units
                                                         Transferred
                                                           Between
                                                         Sub-Accounts   Units Withdrawn,
                    Units Outstanding                     and Fixed      Surrendered and   Units Outstanding
                    Beginning of Year  Units Purchased     Account         Annuitized         End of Year
                   ------------------- --------------- ---------------- ----------------- -------------------
                       Year Ended        Year Ended       Year Ended       Year Ended         Year Ended
                      December 31,      December 31,     December 31,     December 31,       December 31,
                   ------------------- --------------- ---------------- ----------------- -------------------
                     1998      1997     1998    1997    1998     1997     1998     1997     1998      1997
                   --------- --------- ------- ------- ------- -------- -------- -------- --------- ---------
 MFS REGATTA
 CONTRACTS:
 -----------------
 CAS Sub-Account... 1,098,819 1,160,312   --     1,731  16,251   20,840  (85,026)  (84,064) 1,030,044 1,098,819
 CGS Sub-Account...   806,893   845,581   --     1,750  16,355   30,673  (63,726)  (71,111)   759,522   806,893
 GSS Sub-Account...   617,817   654,198   --     --      6,548    9,196 (107,590)  (45,577)   516,775   617,817
 HYS Sub-Account...   340,853   355,247   --     1,321  10,788    9,610  (52,208)  (25,325)   299,433   340,853
 MSS Sub-Account...   314,374   326,412   --     --      3,793   17,274  (24,122)  (29,312)   294,045   314,374
 MMS Sub-Account...   540,785   611,608   --        23 428,614  109,285 (440,180) (180,131)   529,219   540,785
 TRS Sub-Account... 1,439,364 1,567,221   --     2,075  (6,574)   26,932 (112,592) (156,855) 1,320,198 1,439,364
 UTS Sub-Account...   103,362   112,112   --     --      1,434    6,232  (16,600)  (14,982)    88,196   103,362
 WGS Sub-Account...   277,498   321,322   --     --    (17,719)  (23,467)  (40,765)  (20,357)   219,014   277,498
 WGO Sub-Account...   384,999   406,783   --     1,002 (16,241)   12,949  (41,703)  (35,735)   327,055   384,999
 MFS REGATTA GOLD
 CONTRACTS
 -----------------
 CAS Sub-Account...   933,956   401,401 377,035 429,277 155,695  129,225  (79,488)  (25,947) 1,387,198   933,956
 COS Sub-Account*...    61,777    --   103,389  35,061  85,059   26,716   (5,032)    --     245,193    61,777
 CGS Sub-Account... 1,722,218   347,210 833,525 981,150 504,212  431,451 (123,151)  (37,593) 2,936,804 1,722,218
 EGS Sub-Account...   966,583   335,404 324,632 442,404 255,069  209,941  (63,814)  (21,166) 1,482,740   966,583
 FCE Sub-Account*...    41,861    --    11,240  11,586 (28,912)   30,275     (949)    --     23,240    41,861
 FCG Sub-Account...   188,749    56,408  32,884  65,816  64,726   68,561  (14,158)   (2,036)   272,201   188,749
 FCI Sub-Account**...     9,227    --   18,569   5,355  15,201    3,872   (1,125)    --      41,872     9,227
 GSS Sub-Account...   168,798    40,062 125,717  87,840 199,497   44,641  (10,484)   (3,745)   483,528   168,798
 HYS Sub-Account...   482,767   109,992 256,362 220,099 176,263  157,860  (46,101)   (5,184)   869,291   482,767
 MSS Sub-Account...   251,868    92,171  98,329  97,276  80,721   65,953  (29,899)   (3,532)   401,019   251,868
 MMS Sub-Account...   395,655   244,386 653,207 720,359 (65,544) (545,823)  (62,114)  (23,267)   921,204   395,655
 RES Sub-Account... 1,478,012   386,810 388,372 639,173 566,075  471,183 (102,214)  (19,154) 2,330,245 1,478,012
 RGS Sub-Account***...    59,221    --  81,967  36,514  85,163   23,014   (3,502)     (307)   222,849    59,221
 TRS Sub-Account... 1,288,455   321,897 424,309 669,097 571,586  333,800 (130,045)  (36,339) 2,154,305 1,288,455
 UTS Sub-Account...   187,310    45,474 214,542  99,515 144,840   42,677  (17,557)     (356)   529,135   187,310
 WAA Sub-Account...   215,473    39,223  36,286 108,426  28,666   71,503  (12,552)   (3,679)   267,873   215,473
 WGS Sub-Account...    73,436    30,008   9,445  29,573  17,520   19,615  (10,175)   (5,760)    90,226    73,436
 WGO Sub-Account...   324,362    94,134  44,685 152,296  53,301   84,074  (20,029)   (6,142)   402,319   324,362
 WTR Sub-Account...   181,210    24,306  43,452  74,918 122,655   83,263  (13,304)   (1,277)   334,013   181,210

*Units for the year ended December 31, 1997 are for the period July 14, 1997 (commencement of operations of the Sub-Account) to December 31, 1997.

**Units for the year ended December 31, 1997 are for the period August 11, 1997 (commencement of operations of the Sub-Account) to December 31, 1997.

***Units for the year ended December 31, 1997 are for the period July 9, 1997 (commencement of operations of the Sub-Account) to December 31, 1997.

INDEPENDENT AUDITORS' REPORT

To the Contract Owners in Sun Life (N.Y.) Variable Account C
  and the Board of Directors of Sun Life Insurance and Annuity Company of New
York:

We have audited the accompanying statement of condition of Capital Appreciation Sub-Account, Capital Opportunities Sub-Account, Conservative Growth Sub-Account, Emerging Growth Sub-Account, MFS/ Foreign & Colonial Emerging Markets Equity Sub-Account, International Growth Sub-Account, International Growth and Income Sub-Account, Government Securities Sub-Account, High Yield Sub-Account, Managed Sectors Sub-Account, Money Market Sub-Account, Research Equity Sub-Account, Research Growth and Income Sub-Account, Total Return Sub-Account, Utilities Sub-Account, World Asset Allocation Sub-Account, World Governments Sub-Account, World Growth Sub-Account, and World Total Return Sub-Account of Sun Life (N.Y.) Variable Account C (the "Sub-Accounts") as of December 31, 1998, the related statement of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 1998 and 1997. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held at December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Sub-Accounts as of December 31, 1998, the results of their operations and the changes in their net assets for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 4, 1999

                    ----------------------------------------

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective purchasers only when preceded or accompanied by an effective prospectus.

                     SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK ANNUITY SERVICE MAILING ADDRESS:
                     80 BROAD STREET
                     NEW YORK, NEW YORK  10004


                     TELEPHONE:
                     Toll Free (800) 447-7569
                     In New York (212) 943-3855

                     GENERAL DISTRIBUTOR
                     Clarendon Insurance Agency, Inc.
                     One Sun Life Executive Park
                     Wellesley Hills, Massachusetts  02481

                     AUDITORS
                     Deloitte Touche LLP
                     125 Summer Street
                     Boston, Massachusetts  02110

                               PART C

                          OTHER INFORMATION


Item 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) The following Financial Statements are included in this Registration Statement:

Included in Part A:

A.   Condensed Financial Information - Accumulation Unit Values

B.   Financial Statements of the Depositor:

     1. Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus, December 31, 1998 and 1997;

     2. Statutory Statements of Operations, Years Ended December 31, 1998, 1997 and 1996;

     3. Statutory Statements of changes in Capital Stock and Surplus, Years Ended December 31, 1998, 1997 and 1996;

     4. Statutory Statements of Cash Flow, Years Ended December 31, 1998, 1997 and 1996;

     5.   Notes to Statutory Financial Statements; and

     6.   Independent Auditors' Report.

Included in Part B:

A.   Financial Statements of the Registrant:

     1.   Statement of Condition, December 31, 1998;

     2.   Statement of Operations, Year Ended December 31, 1998;

     3. Statements of Changes in Net Assets, Years Ended December 31, 1998 and 1997;

     4.   Notes to Financial Statements; and

     5.   Independent Auditors' Report.

     (b) The following Exhibits are incorporated in this Registration Statement by reference unless otherwise indicated:

     (1) Resolution of the Board of Directors of the depositor dated December 3, 1984, authorizing the establishment of the Registrant*;

     (2)  Not applicable;

     (3) (a) Marketing Coordination Agreement between the Depositor, MFS Fund Distributors, Inc. and Clarendon Insurance Agency, Inc.*;

          (b)  (i)  Specimen Sales Operations and General Agent Agreement*;

          (b) (ii) Specimen Broker-Dealer Supervisory and Service Agent Agreement*;

          (b)(iii) Specimen Broker-Dealer Supervisory and Service Agent Agreement (Type 4)*;

     (4) Form of Flexible Payment Deferred Combination Variable and Fixed Individual Annuity Contract*;

     (5) Form of Application used with the variable annuity contract filed as Exhibit (4)*;

     (6)  Declaration of Intent and Charter and By-Laws of  the Depositor*;

     (7)  Not Applicable;

     (8)  Not Applicable;

     (9)  Previously Filed;

     (10)      Consent of Deloitte & Touche**;

     (11)      None;

     (12)      Not Applicable;

     (13)      Schedule for Computation of Performance Quotations*; and

     (15)      Powers of Attorney**

        * Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement of the Registrant (File No. 333-05037).

       **      Filed herewith


     Item 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal                                Positions and Offices
Business Address                                  with the Depositor
------------------                                ---------------------



Donald A. Stewart                                 Chairman and Director
150 King Street West
Toronto, Ontario
  Canada  M5H 1J9


C. James Prieur                                   President and Director
One Sun Life Executive Park
Wellesley Hills, MA  02481


John D. McNeil                                    Director
150 King Street West
Toronto, Ontario
  Canada  M5H 1J9


David D. Horn
Strong Road                                       Director
New Vineyard, Maine  04956

John S. Lane                                      Director
150 King Street West
Toronto, Ontario
  Canada  M5H 1J9

Richard B. Bailey                                 Director
63 Atlantic Avenue
Boston, MA  02116


M. Colyer Crum                                    Director
104 Westcliff Road
Weston, MA 02193

John G. Ireland                                   Director
680 Steamboat Road
Greenwich, CT 06830

Name and Principal                                Positions and Offices
Business Address                                  with the Depositor
------------------                                ---------------------



Donald B. Henderson, Jr.                          Director
125 West 55th Street
New York, NY  10019


Angus A. MacNaughton                              Director
Metro Tower, Suite 1170
950 Tower Lane
Foster City, CA 94404


Fioravante G. Perrotta                            Director
13 Clark Lane
Essex, CT 06426


Ralph F. Peters                                   Director
66 Strimples Mill Road
Stockton, NJ 08559


Frederick B. Whittemore                           Director
1221 Avenue of the Americas
New York, NY 10019


Peter R. O'Flinn                                  Director
125 West 55th Street
New York, NY 10019


S. Caesar Raboy                                   Director
200 Boylston Street
Boston, MA  02116

Robert P. Vrolyk                                  Vice President, Controller
One Sun Life Executive Park                       and Actuary
Wellesley Hills, MA  02481

Michael A. Cohen                                  Vice President and
80 Broad Street                                   Regional Manager
New York, NY 10004






James M.A. Anderson                               Vice President, Investments
One Sun Life Executive Park
Wellesley Hills, MA 02481


L. Brock Thomson                                  Vice President
One Sun Life Executive Park                       and Treasurer
Wellesley Hills, MA  02481

Peter F. Demuth                                   Vice President and Chief
One Sun Life Executive Park                       Counsel and Assistant
Wellesley Hills, MA  02481                        Secretary


Robert K. Leach                                   Vice President, Individual
One Copley Place                                  Annuities
Boston, MA 02116


Ellen B. King                                     Secretary
One Sun Life Executive Park
Wellesley Hills, MA  02481

Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT


     No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of Sun Life Insurance and Annuity Company of New York which is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.). Sun Life Assurance Company of Canada (U.S.) is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.


     The following is a list of corporations directly or indirectly controlled by or under common control with Sun Life Assurance Company of Canada, showing the state or other sovereign power under the laws of which each is organized and the percentage ownership of voting securities giving rise to the control relationship:

                                                                      Percent of
                                                     State or Country Ownership
                                                     or Jurisdiction  of Voting
                                                     of Incorporation Securities
                                                     ---------------- ----------
Sun Life Assurance Company of Canada                 Canada             100%
--------------------------------------------------------------------------------
Sun Life Assurance Company of Canada--
  (U.S.) Operations Holdings, Inc..................  Delaware           100%
Sun Life Assurance Company of Canada
  (U.K.) Holdings plc+.............................  United Kingdom     100%
Sun Life of Canada Investment Management
  Limited .........................................  Canada             100%
Sun Life of Canada Benefit Management
  Limited .........................................  Canada             100%
Spectrum United Holdings, Inc.++ ..................  Canada             100%
Sun Canada Financial Co............................  Delaware           100%
McLean Budden Limited+++ ..........................  Canada              60%
Sun Life of Canada (U.S.) Holdings, Inc............  Delaware             0%*
Sun Life of Canada (U.S.) Financial
  Services Holdings, Inc...........................  Delaware             0%*
Sun Life of Canada Reinsurance (Barbados)
  Limited .........................................  Barbados               *
Sun Life of Canada (U.S.) Holdings General
  Partner .........................................  Delaware               *
Sun Life of Canada (U.S.) Capital Trust I .........  Delaware               *
Sun Life of Canada (U.S.) Limited Partnership I ...  Delaware               *
Sun Life Assurance Company of Canada
  (U.S.)...........................................  Delaware             0%**
Sun Life Insurance and Annuity Company of
  New York ........................................  New York             0%****
Sun Life of Canada (U.S.) Distributors.............  Delaware             0%****
Sun Benefit Services Company, Inc. ................  Delaware             0%****
Sun Life of Canada (U.S.) SPE 97-1, Inc. ..........  Delaware             0%****
Massachusetts Financial Services Company ..........  Delaware             0%***
New London Trust, F.S.B............................  Federally Chartered  0%****
Sun Life Information Series Ireland Limited .......  Republic of Ireland  0%****
Clarendon Insurance Agency, Inc. ..................  Massachusetts        0%*****
MFS Service Center, Inc............................  Delaware             0%*****
MFS/Sun Life Series Trust .........................  Massachusetts        0%******
Sun Capital Advisers, Inc. ........................  Delaware             0%****
MFS International, Ltd. ...........................  Ireland              0%*****
MFS Institutional Advisors, Inc....................  Delaware             0%*****
MFS Fund Distributors, Inc. .......................  Delaware             0%*****
MFS Retirement Services, Inc. .....................  Delaware             0%*****
Sun Life Financial Services Limited................  Bermuda              0%****


-------

   * 100% of the issued and outstanding voting securities is, directly or indirectly, owned by Sun Life Assurance Company of Canada --
          U.S. Operations Holdings, Inc.
   ** 100% of the issued and outstanding voting securities of Sun Life Assurance Company of Canada (U.S.) is owned by Sun Life of Canada (U.S.) Holdings, Inc.
   *** 85% of the issued and outstanding voting securities of Massachusetts Financial Services Company is owned by Sun Life
          Canada (U.S.) Financial Services Holdings, Inc.
   **** 100% of the issued and outstanding voting securities is owned by Sun Life Assurance Company of Canada (U.S.).
   ***** 100% of the issued and outstanding voting securities is owned by Massachusetts Financial Services Company.

   ****** 100% of the issued and outstanding voting securities of  MFS/Sun Life
          Series Trust is owned by separate accounts of Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York.

   +      Holding Company for parent's U.K. insurance, financial services and other subsidiaries.
   ++ Holding Company for mutual fund investment management and marketing subsidiaries.
   +++    Provides investment management services.

     Omits subsidiaries of Sun Life Assurance Company of Canada which are not "significant subsidiaries" (as that term is defined in Rule 8b-2 under Section 8 of the Investment Company Act of 1940) of Sun Life Assurance Company of Canada.


     None of the companies listed is a subsidiary of the Registrant, therefore the only financial statements being filed are those of Sun Life Insurance and Annuity Company of New York.


Item 27.  NUMBER OF CONTRACT OWNERS

     As of February 28, 1999 there were 973 qualified and 2,640 non-qualified Regatta Gold NY contracts issued and outstanding.

Item 28.  INDEMNIFICATION

     Article 5, Section 5.6 of the By-laws of Sun Life Insurance and Annuity Company of New York, a copy of which was filed as Exhibit A.(6)(b) to the Registration Statement of the Registrant on Form N-8B-2 (File No. 811-4440), provides for indemnification of directors, officers and employees of Sun Life Insurance and Annuity Company of New York.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Insurance and Annuity Company of New York pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (N.Y.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (N.Y.) of expenses incurred or paid by a director, officer, or controlling person of Sun Life (N.Y.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (N.Y.) will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  PRINCIPAL UNDERWRITERS

     (a) Clarendon Insurance Agency, Inc., which is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, F, G, H and I, Sun Life (N.Y.)

Variable Accounts A and B and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account.


Name and Principal                Positions and Offices
Business Address*                 with Underwriter
------------------                ---------------------
James M. A. Anderson...           Director
S. Caesar Raboy........           Director
C. James Prieur........           Director
Robert P. Vrolyk.......           Director
L. Brock Thomson.......           Vice President and Treasurer
Donald E. Kaufman......           Vice President
Cynthia M. Orcutt......           Vice President
Laurie Lennox..........           Vice President
Roy P. Creedon.........           Secretary
Maura A. Murphy........           Assistant Secretary
Peter A. Marion........           Tax Officer

------------------

* The principal business address of all directors and officers of the principal underwriter except Ms. Lennox is One Sun Life
     Executive Park, Wellesley Hills, Massachusetts 02481. The principal business address of Ms. Lennox is One Copley Place, Boston, Massachusetts 02116.

     (c)  Inapplicable.

Item 30.  LOCATION OF ACCOUNTS AND RECORDS

     Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by Sun Life Insurance and Annuity Company of New York, in whole or in part, at its Home Office at 80 Broad Street, New York, New York 10004, at the offices of Clarendon Insurance Agency, Inc. at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, or at the offices of Sun Life Assurance Company of Canada (U.S.) at One Copley Place, Boston Massachusetts 02116 and One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

Item 31.  MANAGEMENT SERVICES

     Not applicable.

Item 32.  UNDERTAKINGS




     Representation with respect to Section 26 of the Investment Company Act of 1940.



     Sun Life Insurance and Annuity Company of New York represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the insurance company.


     Registrant is relying on the no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements for which have been complied with by the Registrant.

                                   SIGNATURES


     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 3 to its Registration Statement and has caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on this 28th day of April, 1999.


                                        Sun Life (N.Y.)
                                          Variable Account C
                                        (Registrant)

                                        Sun Life Insurance and Annuity
                                          Company of New York
                                        (Depositor)




                                   By:   /s/ C. JAMES PRIEUR
                                   --------------------------------
                                             C. James Prieur
                                             President


Attest:  /s/ EDWARD M. SHEA
       -------------------------
       Edward M. Shea
       Assistant Vice President
       and Senior Counsel


     As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities with the Depositor, Sun Life Insurance and Annuity
Company of New York, and on the  dates indicated.


    Signature                                  Title                Date
    ---------                                  -----                ----

                                            President and
   /s/ C. JAMES PRIEUR                         Director         April 28, 1999
--------------------------------------        (Principal
       C. James Prieur                     Executive Officer)

    Signature                                  Title                Date
    ---------                                  -----                ----

                                          Vice President,
                                      Controller and Actuary
                                      (Principal Financial &
    /s/ ROBERT P. VROLYK                Accounting Officer)     April 28, 1999
--------------------------------------
        Robert P. Vrolyk

                                             Chairman
*   /s/ DONALD A. STEWART                  and Director         April 28, 1999
--------------------------------------
        Donald A. Stewart


*    /s/ JOHN D. McNEIL                      Director           April 28, 1999
----------------------------
         John D. McNeil


*   /s/ RICHARD B. BAILEY                    Director           April 28, 1999
--------------------------------------
        Richard B. Bailey


*   /s/ JOHN S. LANE                         Director           April 28, 1999
--------------------------------------
        John S. Lane


*   /s/ DAVID D. HORN                        Director           April 28, 1999
--------------------------------------
        David D. Horn


*   /s/ JOHN G. IRELAND                      Director           April 28, 1999
--------------------------------------
        John G. Ireland


*   /s/ DONALD B. HENDERSON, JR.             Director           April 28, 1999
--------------------------------------
        Donald B. Henderson, Jr.


*   /s/ FIORAVANTE G. PERROTTA               Director           April 28, 1999
--------------------------------------
        Fioravante G. Perrotta

---------------------------------
*   By Edward M. Shea pursuant to Power of Attorney filed herewith.

    Signature                                  Title                  Date
    ---------                                  -----                  ----

*  /s/ RALPH F. PETERS                       Director           April 28, 1999
--------------------------------------
       Ralph F. Peters


*  /s/ PETER R. O'FLINN                      Director           April 28, 1999
--------------------------------------
       Peter R. O'Flinn

                                             Director
--------------------------------------
       Angus A. MacNaughton


*  /s/ M. COLYER CRUM                        Director           April 28, 1999
--------------------------------------
       M. Colyer Crum


*  /s/ FREDERICK B. WHITTEMORE               Director           April 28, 1999
--------------------------------------
       Frederick B. Whittemore


*  /s/ S. CAESAR RABOY                       Director           April 28, 1999
--------------------------------------
       S. Caesar Raboy


---------------
*   By Edward M. Shea pursuant to Power of Attorney filed herewith.